STAGECOACH VARIABLE ANNUITY FLEX

This Prospectus describes a type of annuity (the "Annuity") being offered by American Skandia Life Assurance Corporation ("we", "our" or "us"), One Corporate Drive, Shelton, Connecticut, 06484. This flexible premium Annuity may be offered as individual annuity contracts or as interests in a group annuity. The Table of Contents is on Page 4. Definitions applicable to this Prospectus are on Page 6. The highlights of this offering are described beginning on Page 8. This Prospectus contains a detailed discussion of matters you should consider before purchasing this Annuity. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available from us without charge upon request. The contents of the Statement of Additional Information are described on Page 47. The Annuity or certain of its investment options may not be available in all jurisdictions. Various rights and benefits may differ between jurisdictions to meet applicable laws and/or regulations.

A Purchase Payment for this Annuity is assessed any applicable tax charge (see "Tax Charges"). It is then allocated to the investment options you select, except in certain jurisdictions, where allocations of Purchase Payments we receive during the "free-look" period that you direct to any Sub-accounts are temporarily allocated to the WF Money Market Sub-account (see "Allocation of Net Purchase Payments"). You may transfer Account Value between investment options (see "Investment Options" and "Transfers"). Account Value may be distributed as periodic annuity payments in a "payout phase". Such annuity payments can be guaranteed for life (see "Annuity Payments"). During the "accumulation phase" (the period before any payout phase), you may surrender the Annuity for its Account Value or make withdrawals (see "Distributions"). Such distributions may be subject to tax, including a tax penalty (see "Certain Tax Considerations").
There is a minimum death benefit applicable for a limited time during the accumulation phase (see "Death Benefit").

Account Value in the variable investment options increases or decreases daily to reflect investment performance and the deduction of charges. No minimum amount is guaranteed (see "Account Value in the Sub-accounts"). The variable investment options are Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B")(see "Separate Accounts" and "Separate Account B"). Each Sub-account invests exclusively in one portfolio of an underlying mutual fund or in an underlying mutual fund. As of the date of this Prospectus, the underlying mutual funds are Life & Annuity Trust ("LA Trust"), American Skandia Trust ("AST"), The Alger American Fund and Montgomery Variable Series. The portfolios of LA Trust in which the Sub-accounts invest are: (a) WF Asset Allocation, (b) WF U.S. Government Allocation, (c) WF Growth, (d) WF Equity Value, (e) WF Strategic Growth, and (f) WF Money Market. The portfolios of AST in which the Sub-accounts invest are: (a) JanCap Growth, (b) T. Rowe Price International Equity, (c) T. Rowe Price Small Company Value, (d) Founders Capital Appreciation, (e) INVESCO Equity Income, (f) PIMCO Total Return Bond,
(g) PIMCO Limited Maturity Bond, (h) Neuberger&Berman Mid-Cap Growth, (i) Neuberger&Berman Mid-Cap Value and (j) Stein Roe Venture. The portfolio of The Alger American Fund is Growth. The portfolio of the Montgomery Variable Series is Emerging Markets.

In most jurisdictions, Account Value may be allocated to a fixed investment option during the accumulation phase. Account Value so allocated earns a fixed rate of interest for a specified period of time referred to as a Guarantee Period. Guarantee Periods of different durations may be offered (see "Fixed Investment Options"). Such an allocation and the interest earned is guaranteed by us only if held to its Maturity Date. You are cautioned that with respect to the fixed investment options during the accumulation phase, we do not guarantee any minimum amount, because the value may be increased or decreased by a market value adjustment (see "Account Value of the Fixed Allocations"). Assets supporting such allocations in the accumulation phase are held in American Skandia Life Assurance Corporation Separate Account D ("Separate Account D") (see "Separate Accounts" and "Separate Account D").

We guarantee fixed annuity payments. We also guarantee any adjustable annuity payments we may make available (see "Annuity Payments").
                              (continued on Page 2)

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.
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                   FOR FURTHER INFORMATION CALL 1-800-680-8920
                         Prospectus Dated: May 1, 1998
             Statement of Additional Information Dated: May 1, 1998
WFVASL PROS-(05/98)

Taxes on gains during the accumulation phase may be deferred until you begin to take distributions from your Annuity. Distributions before age 59 1/2 may be subject to a tax penalty. In the payout phase, a portion of each annuity payment may be treated as a return of your "investment in the contract" until it is completely recovered. Transfers between investment options are not subject to taxation. The Annuity may also qualify for special tax treatment under certain sections of the Code, including, but not limited to, Sections 401, 403 or 408 (see "Certain Tax Considerations").

Purchase Payments under these Annuities are not deposits or obligations of, or guaranteed or endorsed by, any bank or bank subsidiary of Wells Fargo Bank, N.A., are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and are not insured by the Securities Investor Protection Corporation ("SIPC") as to the loss of the principal amount invested. Purchase payments allocated to the investment options are subject to investment risks, including possible loss of principal.

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                                                     TABLE OF CONTENTS
DEFINITIONS.....................................................................................................................6
HIGHLIGHTS......................................................................................................................8
AVAILABLE INFORMATION...........................................................................................................10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.................................................................................10
CONTRACT EXPENSE SUMMARY........................................................................................................10
EXPENSE EXAMPLES................................................................................................................12
CONDENSED FINANCIAL INFORMATION.................................................................................................13
         Unit Prices And Numbers Of Units.......................................................................................13
         Yields On Money Market Sub-account.....................................................................................15
INVESTMENT OPTIONS..............................................................................................................15
         Variable Investment Options............................................................................................15
         Fixed Investment Options...............................................................................................17
OPERATIONS OF THE SEPARATE ACCOUNTS.............................................................................................18
         Separate Accounts......................................................................................................18
         Separate Account B.....................................................................................................18
         Separate Account D.....................................................................................................19
INSURANCE ASPECTS OF THE ANNUITY................................................................................................20
CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY..............................................................................20
         Maintenance Fee........................................................................................................20
         Tax Charges............................................................................................................20
         Transfer Fee...........................................................................................................20
         Allocation Of Annuity Charges..........................................................................................20
CHARGES ASSESSED AGAINST THE ASSETS.............................................................................................20
         Administration Charge..................................................................................................20
         Mortality and Expense Risk Charges.....................................................................................21
CHARGES OF THE UNDERLYING MUTUAL FUNDS..........................................................................................21
PURCHASING ANNUITIES............................................................................................................21
         Uses Of The Annuity....................................................................................................21
         Application And Initial Payment........................................................................................21
         Auto Saver.............................................................................................................22
         Periodic Purchase Payments.............................................................................................22
         Right to Return the Annuity............................................................................................22
         Allocation of Net Purchase Payments....................................................................................22
         Balanced Investment Program............................................................................................22
         Ownership, Annuitant and Beneficiary Designations......................................................................22
ACCOUNT VALUE AND SURRENDER VALUE...............................................................................................22
         Account Value in the Sub-accounts......................................................................................22
         Account Value of the Fixed Allocations.................................................................................22
         Additional Amounts in the Fixed Allocations............................................................................22
RIGHTS, BENEFITS AND SERVICES...................................................................................................22
         Additional Purchase Payments...........................................................................................22
         Changing Revocable Designations........................................................................................22
         Allocation Rules.......................................................................................................22
         Transfers..............................................................................................................22
         Renewals...............................................................................................................22
         Dollar Cost Averaging..................................................................................................22
         Rebalancing............................................................................................................22
         Distributions..........................................................................................................22
         Surrender..............................................................................................................22
         Partial Withdrawals....................................................................................................22
         Systematic Withdrawals.................................................................................................22
         Minimum Distributions..................................................................................................22
         Death Benefit..........................................................................................................22
         Annuity Payments.......................................................................................................22
         Qualified Plan Withdrawal Limitations..................................................................................22
         Pricing of Transfers and Distributions.................................................................................22
         Voting Rights..........................................................................................................22
         Transfers, Assignments or Pledges......................................................................................22
         Reports to You.........................................................................................................22
SALE OF THE ANNUITIES...........................................................................................................22
         Distribution...........................................................................................................22
         Advertising............................................................................................................22
CERTAIN TAX CONSIDERATIONS......................................................................................................22
         Our Tax Considerations.................................................................................................22
         Tax Considerations Relating to Your Annuity............................................................................22
         Non-natural Persons....................................................................................................22
         Natural Persons........................................................................................................22
         Distributions..........................................................................................................22
         Loans, Assignments and Pledges.........................................................................................22
         Gifts..................................................................................................................22
         Penalty on Distributions...............................................................................................22
         Annuity Payments.......................................................................................................22
         Tax Free Exchanges.....................................................................................................22
         Transfers Between Investment Options...................................................................................22
         Estate and Gift Tax Considerations.....................................................................................22
         Generation-Skipping Transfers..........................................................................................22
         Diversification........................................................................................................22
         Federal Income Tax Withholding.........................................................................................22
         Tax Considerations When Using Annuities in Conjunction with Qualified Plans............................................22
         Individual Retirement Programs.........................................................................................22
         Tax Sheltered Annuities................................................................................................22
         Corporate Pension and Profit-sharing Plans.............................................................................22
         H.R. 10 Plans..........................................................................................................22
         Tax Treatment of Distributions from Qualified Annuities................................................................22
         Section 457 Plans......................................................................................................22
OTHER MATTERS...................................................................................................................22
         Deferral of Transactions...............................................................................................22
         Resolving Material Conflicts...........................................................................................22
         Modification...........................................................................................................22
         Misstatement of Age or Sex.............................................................................................22
         Ending the Offer.......................................................................................................22
         Indemnification........................................................................................................22
         Legal Proceedings......................................................................................................22
THE COMPANY.....................................................................................................................22
         Lines of Business......................................................................................................22
         Selected Financial Data................................................................................................22
         Management's Discussion and Analysis of Financial Condition and Results of Operations..................................22
         Results of Operations..................................................................................................22
         Liquidity and Capital Resources........................................................................................22
         Year 2000 Compliance...................................................................................................22
         Reserves...............................................................................................................22
         Competition............................................................................................................22
         Employees..............................................................................................................22
         Regulation.............................................................................................................22
Executive Officers and Directors................................................................................................22
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.............................................................................22
FINANCIAL STATEMENTS............................................................................................................22
APPENDIX A  FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION................................................22
APPENDIX B  SHORT DESCRIPTIONS OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT
   OBJECTIVES AND POLICIES......................................................................................................22

DEFINITIONS: The following are key terms used in this Prospectus. Other terms are defined in this Prospectus as they appear.

ACCOUNT VALUE is the value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges thereon, before assessment of any applicable maintenance fee. Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. Account Value of each Fixed Allocation on other than such Fixed Allocation's Maturity Date may be calculated using a market value adjustment.

ANNUITANT is the person upon whose life your Annuity is written.

ANNUITY is the type of annuity being offered pursuant to this Prospectus. It is also, if issued, your individual Annuity, or with respect to a group Annuity, the certificate evidencing your participation in a group Annuity. It also represents an account we set up and maintain to track our obligations to you.

ANNUITY DATE is the date annuity payments are to commence.

ANNUITY YEARS are continuous 12-month periods commencing on the Issue Date and each anniversary of the Issue Date.

APPLICATION is the enrollment form or application form we may require you to submit for an Annuity.

BENEFICIARY is a person designated as the recipient of the death benefit.

CODE is the Internal Revenue Code of 1986, as amended from time to time.

CONTINGENT ANNUITANT is the person named to become the Annuitant on the Annuitant's death prior to the Annuity Date.

CURRENT RATES are the interest rates we offer to credit to Fixed Allocations for the duration of newly beginning Guarantee Periods under this Annuity. Current Rates are contained in a schedule of rates established by us from time to time for the Guarantee Periods then being offered. We may establish different schedules for different classes and for different annuities.

FIXED ALLOCATION is an allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation phase and is to be supported by assets in Separate Account D.

GUARANTEE PERIOD is a period of time during the accumulation phase during which we credit a fixed rate of interest on a Fixed Allocation.

IN WRITING is in a written form satisfactory to us and filed at the Office.

INTERIM VALUE is, as of any particular date, the initial value of a Fixed Allocation plus all interest credited thereon, less the sum of all previous transfers and withdrawals of any type from such Fixed Allocation of such Interim Value and interest thereon from the date of each withdrawal or transfer.

ISSUE DATE is the effective date of your Annuity.

MVA is a market value adjustment used in the determination of Account Value of each Fixed Allocation as of a date other than such Fixed Allocation's Maturity Date, and, where required by law, the 30 days prior to the Maturity Date.

MATURITY DATE is the last day in a Guarantee Period.

MINIMUM DISTRIBUTIONS are a specific type of Systematic Withdrawal such that the amounts payable are not less than the minimum amounts that must be distributed each year from an Annuity if used in relation to certain qualified plans under the Code.

NET PURCHASE PAYMENT is a Purchase Payment less any applicable charge for taxes.

OFFICE is our business office, American Skandia Life Assurance Corporation, One Corporate Drive, P.O. Box 883, Shelton, Connecticut 06484.

OWNER is either an eligible entity or person named as having ownership rights in relation to an Annuity issued as an individual contract. An Annuity may be issued as a certificate evidencing interest in a group annuity contract. If so, the rights, benefits and requirements of and the events relating to an Owner, as described in this Prospectus, will be the rights, benefits and requirements of and events relating to the person or entity designated as the participant in such certificate.

PURCHASE PAYMENT is a cash consideration you give to us for certain rights, privileges and benefits provided under an Annuity according to its terms.

SUB-ACCOUNT is a division of Separate Account B. We use Sub-accounts to calculate variable benefits under this Annuity.

SYSTEMATIC WITHDRAWAL is one of a plan of periodic withdrawals of Account Value during the accumulation phase. Such a plan is subject to our rules.

UNIT is a measure used to calculate your Account Value in a Sub-account prior to the Annuity Date.

UNIT PRICE is used for calculating: (a) the number of Units allocated to a Sub-account; and (b) the value of transactions into or out of a Sub-account or benefits based on Account Value in a Sub-account prior to the Annuity Date. Each Sub-account has its own Unit Price which will vary each Valuation Period to reflect the investment experience of that Sub-account.

VALUATION DAY is every day the New York Stock Exchange is open for trading or any other day that the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

VALUATION PERIOD is the period of time between the close of business of the New York Stock Exchange on successive Valuation Days.

"We", "us", "our" or "the Company" means American Skandia Life Assurance Corporation.

"You" or "your" means the Owner.

HIGHLIGHTS:  The following are only the  highlights of the Annuity being offered
pursuant  to  this  Prospectus.   A  more  detailed  description  follows  these
highlights.

         (1) Investment Options: We currently offer multiple variable and, in most jurisdictions, fixed investment options.

During the accumulation phase, we currently offer a number of variable investment options. Each of these investment options is a Class 1 Sub-account of Separate Account B. Each Sub-account invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. As of the date of this Prospectus, we offer eighteen Sub-accounts. Six of the underlying mutual fund portfolios are managed by Wells Fargo Bank, N.A. The available portfolios of the LA Trust in which the Sub-accounts invest are as follows: (a) WF Asset Allocation; (b) WF U.S. Government Allocation; (c) WF Growth; (d) WF Equity Value; (e) WF Strategic Growth; and (f) WF Money Market. BZW Barclays Global Fund Advisors ("BGFA") serves as Sub-advisor for the Asset Allocation Fund and the U.S. Government Allocation Fund. American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for AST. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each portfolio. The Sub-advisor for each portfolio is as follows: (a) JanCap Growth Portfolio: Janus Capital Corporation; (b) T. Rowe Price International Equity and T. Rowe Price Small Company Value Portfolios: T. Rowe Price Associates, Inc.; (c) Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (d) INVESCO Equity Income Portfolio: INVESCO Funds Group, Inc.; (e) PIMCO Total Return Bond and PIMCO Limited Maturity Bond Portfolios: Pacific Investment Management Company; and (f) Neuberger&Berman Mid-Cap Growth and Neuberger&Berman Mid-Cap Value
Portfolios: Neuberger&Berman Management, Inc; (g) Stein Roe Venture: Stein Roe & Farnham Incorporated. The Growth Portfolio of The Alger American Fund is managed by Fred Alger Management, Inc. The Montgomery Emerging Markets Portfolio of the Montgomery Variable Series is managed by Montgomery Asset Management, L.P. A short description of the investment objectives and policies is found in Appendix
B.   Certain   variable   investment   options  may  not  be  available  in  all
jurisdictions.

In most jurisdictions, we also offer the option during the accumulation phase of earning one or more fixed rates of interest on all or a portion of your Account Value. As of the date of this Prospectus, we offered the option to make allocations at interest rates that could be guaranteed for 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation earns the fixed interest rate applicable as of the date of such allocation. The interest rate credited to a Fixed Allocation does not change during its Guarantee Period. You may maintain multiple Fixed Allocations. From time-to-time we declare Current Rates for Fixed Allocations beginning a new Guarantee Period. The rates we declare are subject to a minimum, but we may declare higher rates. The minimum is determined in relation to an index that we do not control.

The end of a Guarantee Period for a specific Fixed Allocation is called its Maturity Date. At that time, the Guarantee Period normally "renews" and we begin crediting interest for a new Guarantee Period lasting the same amount of time as the one just ended. That Fixed Allocation then earns interest during the new Guarantee Period at a rate that is not less than the one then being earned by Fixed Allocations for that Guarantee Period by new Annuity purchasers in the same class. You also may choose a different Guarantee Period from among those we are then currently making available or you may transfer that Account Value to a variable Sub-account.

In the payout phase, you may elect fixed annuity payments based on our then current annuity rates. We also may make available adjustable annuity rates.

For more information, see the section entitled "Investment Options", including the following subsections: (a) Variable Investment Options; and (b) Fixed Investment Options.

         (2) Operations of the Separate Accounts: In the accumulation phase, the assets supporting guarantees we make in relation to Fixed Allocations are held in our Separate Account D. This is a "non-unitized" separate account. However, values and benefits calculated on the basis of Fixed Allocations are guaranteed by our general account. In the payout phase, fixed annuity payments and any adjustable annuity payments we may make available are also guaranteed by our general account, but the assets supporting such payments are not held in Separate Account D.

In the accumulation phase, the assets supporting the Account Values maintained in the Sub-accounts are held in our Separate Account B. These are Class 1 Sub-accounts of Separate Account B. Values and benefits based on these Sub-accounts are not guaranteed and will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable.

For more information, see the section entitled "Operations of the Separate Accounts", including the following subsections: (a) Separate Accounts; (b) Separate Account B; and (c) Separate Account D.

         (3) Insurance Aspects of the Annuity: There are insurance risks which we bear in relation to the Annuity. For more information, see the section entitled "Insurance Aspects of the Annuity".

         (4) Charges Assessed or Assessable Against the Annuity: The Annuity charges which are assessed or may be assessable under certain circumstances are the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. We may also charge for certain special services. For more information, see the section entitled "Charges Assessed or Assessable Against the Annuity", including the following subsections: (a) Maintenance Fee; (b) Tax Charges; (c) Transfer Fee; and (d) Allocation of Annuity Charges.

         (5) Charges Assessed Against the Assets: The charges assessed against assets in the Sub-accounts are the administration charge and the mortality and expense risk charges. There are no charges deducted from the assets supporting Fixed Allocations. For more information, see the section entitled "Charges Assessed Against the Assets", including the following subsections: (a) Administration Charge; and (b) Mortality and Expense Risk Charges.

         (6) Charges of the Underlying Mutual Funds: Each underlying mutual fund assesses various charges, including charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in each fund prospectus and its statement of additional information.

         (7) Purchasing Annuities: Annuities are available for multiple uses, including as a funding vehicle for various retirement programs which qualify for special treatment under the Code. We may require a properly completed Application, an acceptable Purchase Payment, and any other materials under our underwriting rules before we agree to issue an Annuity. You have the right to return an Annuity within a "free-look" period if you are not satisfied with it. In most jurisdictions, the initial Purchase Payment and any Purchase Payments received during the "free-look" period are allocated according to your instructions. In jurisdictions that require a "free-look" provision such that, if the Annuity is returned under that provision, we must return at least your Purchase Payments less any withdrawals, we temporarily allocate such Purchase Payments to the WF Money Market Sub-account. Where permitted by law in such jurisdictions, we will allocate such Purchase Payments according to your instructions, without any temporary allocation to the WF Money Market Sub-account, if you execute a return waiver. We offer a balanced investment program in relation to your initial Purchase Payment. Certain designations must be made, including an Owner and an Annuitant. You may also make certain other designations that apply to the Annuity if issued. These designations include, a contingent Owner, a Contingent Annuitant (Contingent Annuitants may be required in conjunction with certain uses of the Annuity), a Beneficiary, and a contingent Beneficiary. See the section entitled "Purchasing Annuities", including the following subsections: (a) Uses of the Annuity; (b) Application and Initial Payment; (c) Auto Saver; (d) Periodic Purchase Payments; (e) Right to Return the Annuity; (f) Allocation of Net Purchase Payments; (g) Balanced Investment Program; and (h) Ownership, Annuitant and Beneficiary Designations.

         (8) Account Value: In the accumulation phase your Annuity has an Account Value. Your total Account Value as of a particular date is the sum of your Account Value in each Sub-account and in each Fixed Allocation. To determine your Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. We also determine your Account Value separately for each Fixed Allocation. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA. No MVA applies to a Fixed Allocation as of its Maturity Date. Under certain circumstances, the MVA formula may change. Upon surrender, the Account Value payable from any Sub-accounts is reduced by the maintenance fee. For more information, see the section entitled "Account Value", including the following subsections: (a) Account Value in the Sub-accounts; (b) Account Value of Fixed Allocations; and (c) Additional Amounts in the Fixed Allocations.

         (9) Rights, Benefits and Services: You have a number of rights and benefits under an Annuity once issued. We also currently provide a number of services to Owners. These rights, benefits and services are subject to a number of rules and conditions. These rights, benefits and services include, but are not limited to, those described in this Prospectus. We accept additional Purchase Payments during the accumulation phase. You may use bank drafting to make Purchase Payments. We support certain periodic Purchase Payment programs, subject to our rules. You may change revocable designations. You may transfer Account Values between investment options. Transfers in excess of 12 per Annuity Year are subject to a fee. We offer dollar cost averaging and rebalancing during the accumulation phase. During the accumulation phase, surrender and partial withdrawals are available. In the accumulation phase we offer Systematic Withdrawals and, for Annuities used in qualified plans, Minimum Distributions. We offer fixed annuity options, and may offer adjustable annuity options, that can guarantee payments for life. In the accumulation phase, a death benefit may be payable. You may transfer or assign your Annuity unless such rights are limited in conjunction with certain uses of the Annuity. You may exercise certain voting rights in relation to the underlying mutual fund portfolios in which the Sub-accounts invest. You have the right to receive certain reports periodically.

For additional information, see the section entitled "Rights, Benefits and Services" including the following subsections: (a) Additional Purchase Payments;
(b) Changing Revocable Designations; (c) Allocation Rules; (d) Transfers; (e) Renewals; (f) Dollar Cost Averaging; (g) Rebalancing (h) Distributions (including: (i) Surrender; (ii) Partial Withdrawals; (iii) Systematic Withdrawals; (iv) Minimum Distributions; (v) Death Benefit; (vi) Annuity Payments; and (vii) Qualified Plan Withdrawal Limitations); (i) Pricing of Transfers and Distributions (j) Voting Rights; (k) Transfers, Assignments and Pledges; and (l) Reports to You.

         (10) The Company: American Skandia Life Assurance Corporation is a wholly owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is a Swedish company that holds a number of insurance companies in many countries. The predecessor to Skandia Insurance Company Ltd. commenced operations in 1855. For more information, see the section entitled The Company and the following subsections: (a) Lines of Business; (b) Selected Financial Data; (c) Management's Discussion and Analysis of Financial Condition and Results of Operations (including: (i) Results of Operations; (ii) Liquidity and Capital Resources; and (iii) Segment Information); (d) Reinsurance; (e) Reserves; (f) Competition; (g) Employees; (h) Regulation; and (i) Executive Officers and Directors.

AVAILABLE INFORMATION: A Statement of Additional Information is available from us without charge upon request by filling in the coupon at the end of the Prospectus and sending it (or a written request) to American Skandia Life Assurance Corporation, Concierge Desk, P.O. Box 883, Shelton, CT 06484. You may also forward such a request electronically to our Customer Service Department or call us at 1-800-752-6342. Our electronic mail address is customerservice@Skandia.com. It includes further information, as described in the section of this Prospectus entitled "Contents of the Statement of Additional Information". This Prospectus is part of the registration statements we filed with the Securities and Exchange Commission ("SEC") regarding this offering.
Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and the exhibits thereto at the SEC's public reference facilities at the above address, Rm. 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE: The Annual Report on Form 10-K for the year ended December 31, 1997 previously filed by the Company with the SEC under the Securities Exchange Act of 1934 is incorporated by reference in this Prospectus.

To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus.

We furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Stagecoach Annuity, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-800-680-8920. Our electronic mail address is customerservice@Skandia.com.

CONTRACT EXPENSE SUMMARY: The summary provided below includes information regarding the expenses for your Annuity, for the Sub-accounts and for the underlying mutual fund portfolios. More detail regarding the expenses of the underlying mutual funds and their portfolios may be found either in the prospectuses for such mutual funds or in the annual reports of such mutual funds. The expenses of our Sub-accounts (not those of the underlying mutual fund portfolios in which our Sub-accounts invest) are the same no matter which Sub-account you choose. Therefore, these expenses are only shown once below. In certain states, premium taxes may be applicable.

                            Your Transaction Expenses

Sales Charge                                                                                                                  None

Annual Maintenance Fee                                                                      Smaller of $30 or 2% of Account Value

Tax Charges                                                           Dependent on the requirements of the applicable jurisdiction

Transfer Fee                                                           $10 for each transfer after the twelfth in any Annuity Year

Annual Expenses of the Sub-accounts (as a percentage of average daily net assets)

Mortality and Expense Risk Charges                                         1.25%
Administration Charge                                                      0.15%
                                                                           -----
Total Annual Expenses of the Sub-accounts                                  1.40%

Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets)

Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1997. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable. See the prospectuses or statements of additional information of the underlying mutual funds for details.

                                                                                                 Total          Total
                                                                                                Annual         Annual
                                  Management    Management          Other         Other        Expenses       Expenses
                                      Fee           Fee           Expenses      Expenses       after any     without any
                                   after any    without any       after any    without any    applicable     applicable
Portfolio:                         voluntary     voluntary       applicable    applicable      waiver or      waiver or
                                    waiver        waiver        reimbursement reimbursement  reimbursement  reimbursement
------------------------------------------------------------------------------------------------------------------------------------
Life & Annuity Trust
  WF Asset Allocation                 N/A         0.60%            0.36%          0.51%           0.96%        1.11%
  WF U.S. Government Allocation       N/A         0.60%            0.39%          0.63%           0.99%        1.23%
  WF Growth(1)                        N/A         0.60%            0.50%          0.67%           1.10%        1.27%
  WF Money Market                   0.40%         0.45%            0.46%          0.88%           0.86%        1.33%
  WF Equity Value(2)                  N/A         0.60%            0.50%          0.63%           1.10%        1.23%
  WF Strategic Growth(2)              N/A         0.60%            0.50%          0.63%           1.10%        1.23%

American Skandia Trust
  JanCap Growth                     0.88%         0.90%              N/A          0.18%           1.06%        1.08%
  T. Rowe Price International Equity  N/A         1.00%              N/A          0.26%             N/A        1.26%
  T. Rowe Price Small Company Value   N/A         0.90%              N/A          0.26%             N/A        1.16%
  Founders Capital Appreciation       N/A         0.90%              N/A          0.23%             N/A        1.13%
  INVESCO Equity Income               N/A         0.75%              N/A          0.20%             N/A        0.95%
  PIMCO Total Return Bond             N/A         0.65%              N/A          0.21%             N/A        0.86%
  PIMCO Limited Maturity Bond         N/A         0.65%              N/A          0.23%             N/A        0.88%
  Neuberger&Berman Mid-Cap Value(3)   N/A         0.90%              N/A          0.25%             N/A        1.15%
  Neuberger&Berman Mid-Cap Growth(4)  N/A         0.90%              N/A          0.24%             N/A        1.14%
  Stein Roe Venture(5)                N/A         0.95%              N/A          0.39%             N/A        1.34%

The Alger American Fund
  Growth                              N/A         0.75%              N/A          0.04%             N/A        0.79%

Montgomery Variable Series
  Emerging Markets                  1.25%         1.25%            0.50%          0.56%           1.75%        1.81%

(1) The name of the Growth portfolio of Life & Annuity Trust was formerly "Growth and Income."

(2) These portfolios commenced operations in May 1998. "Other Expenses" shown are based on estimated amounts for the current fiscal year.

(3) Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income portfolio), for a total Investment Management fee payable at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger&Berman Management Incorporated as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(4) Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth portfolio), for a total Investment Management fee payable at the annual rate of
 .75% of the average daily nets assets of the  Portfolio.  As of May 1, 1998, the
Investment   Manager  engaged   Neuberger&Berman   Management   Incorporated  as
Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(5) This Portfolio commenced operations in January 1998. "Other Expenses" shown are based on estimated amounts for the current fiscal year.

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s).

The underlying mutual fund portfolio information was provided by the underlying mutual funds. The Company has not independently verified such information.

EXPENSE EXAMPLES: The examples which follow are designed to assist you in understanding the various costs and expenses you will bear directly or indirectly if you maintain Account Value in the Sub-accounts. The examples reflect expenses of our Sub-accounts, as well as those for the underlying mutual fund portfolios.

The examples shown assume that: (a) all your Account Value is maintained only in Sub-accounts; (b) fees and expenses remain constant; (c) there are no withdrawals of Account Value during the period shown; (d) there are no transfers or other transactions subject to a fee during the period shown; (e) no tax charge applies; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled "Contract Expense Summary."

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Sub-accounts are referred to below by their specific names.


           Examples (amounts shown are rounded to the nearest dollar)

Whether or not you surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                                          After:
Sub-accounts
                                                  1 yr.            3 yrs.          5 yrs.            10 yrs.

WF Asset Allocation                                25                76              130               277
WF U.S. Government Allocation                      25                77              132               280
WF Growth                                          26                81              138               291
WF Equity Value                                    26                81              138               291
WF Strategic Growth                                26                81              138               291
WF Money Market                                    24                73              125               267
JanCap Growth                                      26                79              135               287
T. Rowe Price International Equity                 28                86              146               308
T. Rowe Price Small Company Value                  27                83              141               298
Founders Capital Appreciation                      27                82              139               294
INVESCO Equity Income                              25                76              130               277
PIMCO Total Return Bond                            24                73              125               267
PIMCO Limited Maturity Bond                        24                74              127               270
Stein Roe Venture                                  29                88              150               315
N&B Mid-Cap Value                                  27                82              140               297
N&B Mid-Cap Growth                                 27                82              140               296
AA Growth                                          23                71              122               260
MV Emerging Markets                                33               100              170               354

CONDENSED FINANCIAL INFORMATION: The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 1998 are shown below, as is yield information on the WF Money Market Sub-account. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses. The charges assessed against the Sub-accounts under the terms of those other variable annuities are the same as the charges assessed against such Sub-accounts under the Annuity offered pursuant to this Prospectus.

         Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price as of the dates shown for Units in each of the Class 1 Sub-accounts of Separate Account B that commenced operations prior to January 1, 1998 and are being offered pursuant to this Prospectus or which we offer pursuant to certain other prospectuses; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.


            Sub-account and the Year Sub-account Operations Commenced


                                                         WF
                                         WF             U.S.                            WF
                                        Asset        Government          WF           Money
                                     Allocation      Allocation        Growth         Market
                                       (1994)          (1994)          (1994)         (1994)
                                        ----           ------          ------         ------

No. of Units
  as of 12/31/97                    5,186,216       1,842,010       3,907,919       1,304,834
  as of 12/31/96                    3,700,609       1,173,664       2,096,545       1,157,342
  as of 12/31/95                    1,991,150         428,889         823,247         521,291
  as of 12/31/94                      743,176          84,609         204,067         144,050
  as of 12/31/93                            0               0               0               0
  as of 12/31/92                            0               0               0               0
  as of 12/31/91                            0               0               0               0
  as of 12/31/90                            0               0               0               0
  as of 12/31/89                            0               0               0               0
  as of 12/31/88                            0               0               0               0

Unit Price
  as of 12/31/97                       $16.67          $12.18          $18.40          $11.31
  as of 12/31/96                        13.99           11.50           15.90           10.92
  as of 12/31/95                        12.73           11.21           13.18           10.58
  as of 12/31/94                        10.01            9.94           10.34           10.18
  as of 12/31/93                            0               0               0               0
  as of 12/31/92                            0               0               0               0
  as of 12/31/91                            0               0               0               0
  as of 12/31/90                            0               0               0               0
  as of 12/31/89                            0               0               0               0
  as of 12/31/88                            0               0               0               0


            Sub-account and the Year Sub-account Operations Commenced


                                                                      T. Rowe                                            PIMCO
                                                         N&B            Price        Founders          INVESCO           Total
                         AA            JanCap          Mid-Cap      International     Capital          Equity           Return
                       Growth          Growth          Value1          Equity      Appreciation        Income            Bond
                       (1988)           (1992)         (1993)          (1994)         (1994)           (1994)           (1994)
                       ------          -------         ------          ------         ------           ------           ------
No. of Units
  as of 12/31/97   15,854,570      62,486,302      11,745,440      37,784,426      14,662,728       33,420,274        44,098,036
  as of 12/31/96   15,666,357      46,779,164       9,062,152      32,628,595      12,282,211       23,592,226        29,921,643
  as of 12/31/95   12,092,291      28,662,737       8,642,186      17,935,251       6,076,373       13,883,712        19,061,840
  as of 12/31/94    5,614,760      22,354,170       7,177,232      11,166,758       2,575,105        6,633,333         4,577,708
  as of 12/31/93    2,997,458      13,603,637       5,390,887               0               0                0                 0
  as of 12/31/92    1,482,037       1,476,139               0               0               0                0                 0
  as of 12/31/91      559,779               0               0               0               0                0                 0
  as of 12/31/90       82,302               0               0               0               0                0                 0
  as of 12/31/89        6,900               0               0               0               0                0                 0
  as of 12/31/88            0               0               0               0               0                0                 0

Unit Price
  as of 12/31/97       $43.20          $23.83          $16.72          $11.69          $17.28           $17.31            $12.44
  as of 12/31/96        34.84           18.79           13.41           11.70           16.54            14.23             11.48
  as of 12/31/95        31.18           14.85           12.20           10.39           13.97            12.33             11.26
  as of 12/31/94        23.18           10.91            9.81            9.49           10.69             9.61              9.61
  as of 12/31/93        23.18           11.59           10.69               0               0                0                 0
  as of 12/31/92        19.19           10.51               0               0               0                0                 0
  as of 12/31/91        17.32               0               0               0               0                0                 0
  as of 12/31/90        12.51               0               0               0               0                0                 0
  as of 12/31/89        12.19               0               0               0               0                0                 0
  as of 12/31/88         9.96               0               0               0               0                0                 0

            Sub-account and the Year Sub-account Operations Commenced


                                        PIMCO
                                       Limited           N&B             MV            T. Rowe Price
                                      Maturity         Mid-Cap        Emerging         Small Company
                                        Bond           Growth2         Markets         Value
                                       (1995)          (1994)          (1996)         (1997)
No. of Units
  as of 12/31/97                   25,008,310      11,293,799      10,371,104      14,612,510
  as of 12/31/96                   18,894,375       9,563,858       2,360,940               0
  as of 12/31/95                   15,058,644       3,658,836               0               0
  as of 12/31/94                            0         301,267               0               0
  as of 12/31/93                            0               0               0               0
  as of 12/31/92                            0               0               0               0
  as of 12/31/91                            0               0               0               0
  as of 12/31/90                            0               0               0               0
  as of 12/31/89                            0               0               0               0
  as of 12/31/88                            0               0               0               0

Unit Price
  as of 12/31/97                       $11.26          $16.10          $10.05          $12.70
  as of 12/31/96                        10.62           13.99           10.25               0
  as of 12/31/95                        10.37           12.20               0               0
  as of 12/31/94                            0            9.94               0               0
  as of 12/31/93                            0               0               0               0
  as of 12/31/92                            0               0               0               0
  as of 12/31/91                            0               0               0               0
  as of 12/31/90                            0               0               0               0
  as of 12/31/89                            0               0               0               0
  as of 12/31/88                            0               0               0               0


1 The Neuberger&Berman Mid-Cap Value Portfolio was formerly called the Federated Utility Income Portfolio. The portfolio name, investment objective and policies were changed pursuant to a shareholder vote on April 29, 1998.

2 The Neuberger&Berman Mid-Cap Growth Portfolio was formerly called the Berger Capital Growth Portfolio. The portfolio name, investment objective and policies were changed pursuant to a shareholder vote on April 29, 1998.

Information is not shown for Sub-accounts that had not commenced operations prior to January 1, 1998.

The financial statements of the Sub-accounts being offered to you are found in the Statement of Additional Information.

         Yields On Money Market Sub-account: Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the WF Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charges against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.

Sub-account                Current Yield                     Effective Yield
WF Money Market                3.67%                              3.73%

INVESTMENT OPTIONS: We offer a range of variable and fixed options as ways to invest your Account Value. Compensation to your representative may depend on the investment options selected (see "Sale of the Annuities").

         Variable Investment Options: During the accumulation phase, we offer a number of Sub-accounts as variable investment options. These are all Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B"). Each of these Sub-accounts invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. As of the date of this Prospectus, our Sub-accounts and the underlying mutual funds or portfolios in which they invest are as follows:



                      Underlying Mutual Fund:                                           American Skandia Trust

                      Sub-account                                            Underlying Mutual Fund Portfolio

                      Underlying Mutual Fund:                                             Life & Annuity Trust

                      Sub-account                                             Underlying Mutual Fund Portfolio

                      WF Asset Allocation                                                Asset Allocation Fund
                      WF U.S. Government Allocation                            U.S. Government Allocation Fund
                      WF Growth                                                                    Growth Fund
                      WF Equity Value                                                        Equity Value Fund
                      WF Strategic Growth                                                Strategic Growth Fund
                      WF Money Market                                                        Money Market Fund

                      Underlying Mutual Fund:                                           American Skandia Trust

                      Sub-account                                            Underlying Mutual Fund Portfolio

                      JanCap Growth                                                              JanCap Growth
                      T. Rowe Price International Equity                    T. Rowe Price International Equity
                      T. Rowe Price Small Company Value                      T. Rowe Price Small Company Value
                      Founders Capital Appreciation                              Founders Capital Appreciation
                      INVESCO Equity Income                                              INVESCO Equity Income
                      PIMCO Total Return Bond                                          PIMCO Total Return Bond
                      PIMCO Limited Maturity Bond                                  PIMCO Limited Maturity Bond
                      N&B Mid-Cap Growth                                       Neuberger&Berman Mid-Cap Growth
                      N&B Mid-Cap Value                                         Neuberger&Berman Mid-Cap Value
                      Stein Roe Venture                                                      Stein Roe Venture

                      Underlying Mutual Fund:                                          The Alger American Fund

                      Sub-account                                             Underlying Mutual Fund Portfolio

                      AA Growth                                                                         Growth

                      Underlying Mutual Fund:                                       Montgomery Variable Series

                      Sub-account                                             Underlying Mutual Fund Portfolio

                      MV Emerging Markets                                                     Emerging Markets

Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B (see "Modifications").

Each underlying mutual fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Each underlying mutual fund or portfolio thereof may or may not be diversified as defined in the 1940 Act. As of the date of this Prospectus, the portfolios in which Sub-accounts offered pursuant to this Prospectus invest are those shown above. A summary of the investment objectives and policies of such underlying mutual fund portfolios is found in Appendix B. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the underlying mutual fund portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

The investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

Shares of the underlying mutual funds may be available to variable life insurance and variable annuity separate accounts of other insurance companies. Possible consequences of this multiple availability are discussed in the subsection entitled Resolving Material Conflicts.

The prospectus for any underlying mutual fund or funds being considered by you should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from us by calling our Concierge Desk, 1-800-680-8920 or writing to us at either P.O. Box 883, Attention: Stagecoach Annuity, Shelton, Connecticut, 06484-0883, or to our electronic mail address which is customerservice@Skandia.com.

         Fixed Investment Options: For the payout phase you may elect fixed annuity payments based on our then current annuity rates. The discussion below describes the fixed investment options in the accumulation phase.

As of the date of this Prospectus we offer in most jurisdictions in which the Annuity is available Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation is accounted for separately. Each Fixed Allocation earns a fixed rate of interest throughout a set period of time called a Guarantee Period. Multiple Fixed Allocations are permitted, subject to our allocation rules. The duration of a Guarantee Period may be the same or different from the duration of the Guarantee Periods of any of your prior Fixed Allocations.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we may take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA (see "Account Value of the Fixed Allocations").

A Guarantee Period for a Fixed Allocation begins: (a) when all or part of a Net Purchase Payment is allocated for that particular Guarantee Period; (b) upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or (c) when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

To the extent permitted by law, we reserve the right, from time to time, to increase interest rates offered to the class of Owners who, during the term of such offering, choose to participate in various services we make available. This may include, but is not limited to, Owners who elect to use dollar cost averaging from Fixed Allocations (see "Dollar Cost Averaging") or the balanced investment program (see "Balanced Investment Program"). We may do so at our sole discretion.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one quarter percent of interest (2.25%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our mortality and expense risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

OPERATIONS OF THE SEPARATE ACCOUNTS: The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account.

         Separate Accounts: We are the legal owner of assets in the separate accounts. Income, gains and losses, whether or not realized, from assets allocated to these separate accounts, are credited to or charged against each such separate account in accordance with the terms of the annuities supported by such assets without regard to our other income, gains or losses or to the income, gains or losses in any other of our separate accounts. We will maintain assets in each separate account with a total market value at least equal to the reserve and other liabilities we must maintain in relation to the annuity obligations supported by such assets. These assets may only be charged with liabilities which arise from such annuities. This may include Annuities offered pursuant to this Prospectus or certain other annuities we may offer. The investments made by separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

         Separate Account B: In the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in our Separate Account B. Separate Account B consists of multiple Sub-accounts. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

The   Sub-accounts   offered  pursuant  to  this  Prospectus  are  all  Class  1
Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B have a different level of charges assessed against such Sub-accounts.

The amount of our obligations in relation to allocations to the  Sub-accounts is
based  on  the  investment  performance  of  such  Sub-accounts.   However,  the
obligations themselves are our general corporate obligations.

Separate Account B is registered with the SEC under the 1940 Act as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio.

The only Sub-accounts available for allocation of your Account Value are those offered pursuant to this Prospectus. Persons interested in our other annuities may be offered the same or different Sub-accounts of Separate Account B or any of our other separate accounts. Such sub-accounts may invest in some or all of the same underlying mutual funds or portfolios of such underlying mutual funds as the Sub-accounts offered pursuant to this Prospectus. As of the date of this Prospectus, the Annuities offered pursuant to this Prospectus and annuities offered pursuant to a number of other prospectuses maintained assets in Class 1 Sub-accounts. We may offer additional annuities that maintain assets in Class 1 Sub-accounts. In addition, some of the Class 1 Sub-accounts may invest in underlying mutual funds or underlying mutual fund portfolios in which Sub-accounts in other classes of Separate Account B invest.

You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds. Portfolios added to the underlying mutual funds may or may not be offered through added Sub-accounts.

Sub-accounts are permitted to invest in underlying mutual funds or portfolios that we consider suitable. We also reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account, nor is there any assurance that the Account Value allocated to the Sub-accounts will equal the amounts allocated to the Sub-accounts as of any time other than the Valuation Period of such allocation. You bear the entire investment risk.

         Separate Account D: In the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D, which is a "non-unitized" separate account. Such obligations are based on the interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no discrete units in Separate Account D. No party with rights under any annuity nor any group contract owner participates in the investment gain or loss from assets belonging to Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

If you surrender, withdraw or transfer Account Value from a Fixed Allocation before the end of its Guarantee Period, you bear the risk inherent in the MVA (see "Account Value of the Fixed Allocations"). The Account Value of a Fixed Allocation is guaranteed on its Maturity Date to be its then current Interim Value.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

         (1) The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

         (2) We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

                  (a) Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; asset-backed obligations; and municipal bonds.

                  (b) At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization (`NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

         (3) We have the sole discretion to employ investment managers that we believe are qualified, experienced and reputable to manage Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, Wells Fargo Bank, N.A.. Each manager is responsible for investment management of different portions of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

         (4) The assets in Separate Account D are accounted for at their market value, rather than at book value.

         (5) We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

INSURANCE ASPECTS OF THE ANNUITY: As an insurance company we bear the insurance risk inherent in the Annuity. This includes the risks that mortality and expenses exceed our expectations, and the investment and re-investment risks in relation to the assets supporting obligations not based on the investment performance of a separate account. We are subject to regulation that requires reserving and other practices in a manner that minimizes the insurance risk (see "Regulation").

CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY: The Annuity charges which are assessed or may be assessable under certain circumstances are the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. The maintenance fee and transfer charge are not assessed if no Account Value is maintained in the Sub-accounts at the time such fee or charge is payable. However, we make certain assumptions regarding maintenance and transfer expenses as part of the overall expense assumptions used in determining the interest rates we credit to Fixed Allocations. Charges are also assessed against the Sub-accounts and the underlying mutual funds. We also may charge you for special services, such as dollar cost averaging, rebalancing, Systematic Withdrawals, Minimum Distributions, and additional reports. As of the date of this Prospectus, we do not charge you for any special services.

         Maintenance Fee: A maintenance fee equaling the smaller of $30 or 2% of your then current Account Value is deducted from the Account Values in the Sub-accounts annually and upon surrender. The fee is limited to the Account Values in the Sub-accounts as of the Valuation Period such fee is due.

         Tax Charges: In several states a tax is payable. We will deduct the amount of tax payable, if any, from your Purchase Payments if the tax is then incurred or from your Account Value when applied under an annuity option if the tax is incurred at that time. The amount of the tax varies from jurisdiction to jurisdiction. It may also vary depending on whether the Annuity qualifies for certain treatment under the Code. In each jurisdiction, the state legislature may change the amount of any current tax, may decide to impose the tax, eliminate it, or change the time it becomes payable. In those jurisdictions imposing such a tax, the tax rates currently in effect range up to 31/2% and are subject to change. In addition to state taxes, local taxes may also apply. The amounts of these taxes may exceed those for state taxes.

         Transfer Fee: We charge $10.00 for each transfer after the twelfth in each Annuity Year. However, the fee is only charged if there is Account Value in at least one Sub-account immediately subsequent to such transfer.

         Allocation Of Annuity Charges: The transfer fee is assessed against the Sub-accounts in which you maintain Account Value immediately subsequent to such transfer. The transfer fee is allocated on a pro-rata basis in relation to the Account Values in such Sub-accounts as of the Valuation Period for which we price the applicable transfer. No fee is assessed if there is no Account Value in any Sub-account at such time. Tax charges are assessed against the entire Purchase Payment or Account Value as applicable. The maintenance fee is assessed against the Sub-accounts on a pro-rata basis in relation to the Account Values in each Sub-account as of the Valuation Period for which we price the fee.

CHARGES ASSESSED AGAINST THE ASSETS: There are charges assessed against assets in the Sub-accounts. These charges are described below. There are no charges deducted from the Fixed Allocations. The factors we use in determining the interest rates we credit Fixed Allocations are described above in the subsection entitled Fixed Investment Options. No charges are deducted from assets supporting fixed or adjustable annuity payments. The factors we use in determining fixed or adjustable annuity payments include, but are not limited to, our expected investment returns, costs, risks and profit targets. We reserve the right to assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

         Administration Charge: We assess each Class 1 Sub-account, on a daily basis, an administration charge. The charge is 0.15% per year of the average daily total value of such Sub-account.

The administration charge and maintenance fee can be increased only for Annuities issued subsequent to the effective date of any such change. From time to time we may reduce the amount of the maintenance fee and/or the administration charge. We may do so when Annuities are sold to individuals or a group of individuals in a manner that reduces maintenance and/or administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance and/or administration expenses are likely to be reduced.

Any elimination of the maintenance fee and/or the administration charge or any reduction of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to these charges where prohibited by law.

         Mortality and Expense Risk Charges: For Class 1 Sub-accounts, the mortality risk charge is 0.90% per year and the expense risk charge is 0.35% per year. These charges are assessed in combination each day against each Sub-account at the rate of 1.25% per year of the average daily total value of each Sub-account.

With respect to the mortality risk charge, we assume the risk that the mortality experience under the Annuities may be less favorable than our assumptions. This could arise for a number of reasons, such as when persons upon whose lives annuity payments are based live longer than we anticipated, or when the Sub-accounts decline in value resulting in losses in paying death benefits. If our mortality assumptions prove to be inadequate, we will absorb any resulting loss. Conversely, if the actual experience is more favorable than our assumptions, then we will benefit from the gain. We also assume the risk that the administration charge may be insufficient to cover our administration costs.

CHARGES OF THE UNDERLYING MUTUAL FUNDS: Each underlying mutual fund assesses various charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in the fund prospectuses and the statements of additional information.

PURCHASING ANNUITIES: You may purchase an Annuity for various purposes. You must meet our requirements before we issue an Annuity and it takes effect. Certain benefits may be available to certain classes of purchasers. You have a "free-look" period during which you may return your Annuity for a refund amount which may be less or more than your Purchase Payment, except in specific circumstances.

         Uses Of The Annuity: The Annuity may be issued in connection with or purchased as a funding vehicle for certain retirement plans designed to meet the requirements of various sections of the Code. These include, but are not limited to: (a) Section 401(a) (defined benefit plans and defined contribution plans such as 401(k), profitsharing and money purchase plans); (b) Section 403(b) (tax-sheltered annuities available to employees of certain qualifying employers); (c) Section 408 (individual retirement accounts and individual retirement annuities - "IRAs"; and Simplified Employee Pensions - "SEPs"; and
(d) Section 408A (Roth IRAs). We may require additional information regarding the applicable retirement plans before we issue an Annuity to be used in connection with such retirement plans. We may also restrict or change certain rights and benefits if, in our opinion, such restrictions or changes are necessary for your Annuity to be used in connection with such retirement plans. The Annuity may also be used in connection with plans that do not qualify under the sections of the Code noted above. Some of the potential tax consequences resulting from various uses of the Annuities are discussed in the section entitled "Certain Tax Considerations".

         Application And Initial Payment: You must meet our underwriting requirements and forward a Purchase Payment if you seek to purchase an Annuity. These requirements may include a properly completed Application. Where permitted by law, we may issue an Annuity without completion of an Application for certain classes of Annuities.

The minimum initial Purchase Payment we accept is $25,000 unless you authorize the use of bank drafting to make Purchase Payments (see "Auto Saver"). If you choose bank drafting, we will accept a lower initial Purchase Payment provided that the Purchase Payments received in the first year total at least $25,000. The initial Purchase Payment must be paid by check or by wire transfer. Our Office must give you prior approval before we accept a Purchase Payment that would result in the Account Value of all annuities you maintain with us exceeding $500,000. Multiple annuities purchased from us within the same calendar year may be treated for tax purposes as if they were a single annuity (see "Certain Tax Considerations").

We reserve the right to allocate your initial Net Purchase Payment to the investment options up to two business days after we receive, at our Office, all of our requirements for issuing the Annuity as applied for. We may retain the Purchase Payment and not allocate the initial Net Purchase Payment to the investment options for up to five business days while we attempt to obtain all such requirements. We will try to reach you or any other party from whom we need any information or materials. If the requirements cannot be fulfilled within that time, we will: (a) attempt to inform you of the delay; and (b) return the amount of the Purchase Payment, unless you specifically consent to our retaining it until all our requirements are met. Once our requirements are met, the initial Net Purchase Payment is applied to the investment options within two business days. Once we accept your Purchase Payment and our requirements are met, we issue an Annuity.

         Auto Saver ("bank drafting"): You may make Purchase Payments to your Annuity using bank drafting, but only for allocations to variable investment options. However, you must pay at least one prior Purchase Payment by check or wire transfer. We will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $1,000 if you also furnish bank drafting instructions that provide amounts that will meet a $1,000 minimum Purchase Payment requirement to be paid within 12 months. We will accept an initial Purchase Payment in an amount as low as $100, but it must be accompanied by a bank drafting authorization form allowing monthly Purchase Payments of at least $75. We reserve the right to suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

         Periodic Purchase Payments: We may, from time-to-time, offer opportunities to make Purchase Payments automatically on a periodic basis, subject to our rules. These opportunities may include, but are not limited to, certain salary reduction programs agreed to by an employer. As of the date of this Prospectus, we only agree to accept Purchase Payments on such a basis if:
(a) we receive your request In Writing for a salary reduction program or bank drafting program and we agree to accept Purchase Payments on this basis; (b) the allocations are only to variable investment options or the frequency and number of allocations to fixed investment options is limited in accordance with our rules; and (c) the total amount of Purchase Payments in the first Annuity Year is scheduled to equal at least our then current minimum requirements. We may also require an initial Purchase Payment to be submitted by check or wire before agreeing to such a program. Our minimum requirements may differ based on the usage of the Annuity, such as whether it is being used in conjunction with certain retirement plans.

         Right to Return the Annuity: You have the right to return the Annuity within a specified period known as a "free-look" period. Depending on the applicable legal and regulatory requirements, this period may be within ten days of receipt, twenty-one days of receipt or longer. To exercise your right to return the Annuity during the "free-look" period, you must return the Annuity. The amount to be refunded is the then current Account Value plus any tax charge deducted. This is the "standard refund". If necessary to meet Federal requirements for IRAs or certain state law requirements, we return the greater of the "standard refund" or the Purchase Payments received less any withdrawals (see "Allocation of Net Purchase Payments"). We tell you how we determine the amount payable under any such right at the time we issue your Annuity. Upon the termination of the "free-look" period, if you surrender your Annuity, you may be assessed the maintenance fee (see "Maintenance Fee").

         Allocation of Net Purchase Payments: All allocations of Net Purchase Payments are subject to our allocation rules (see "Allocation Rules"). Allocation of the portion of the initial Net Purchase Payment and any Net Purchase Payments received during the free-look period that you wish to allocate to any Sub-accounts are subject to an additional allocation rule if state law requires return of at least your Purchase Payments should you return the Annuity under such free-look provision. If such state law applies to your Annuity: (a) we allocate any portion of any such Net Purchase Payments that you indicate you wish to go into the Sub-accounts to the WF Money Market Sub-account; and (b) at the end of such free-look period we reallocate Account Value according to your then most recent allocation instructions to us, subject to our allocation rules. However, where permitted by law in such jurisdictions, we will allocate such Net Purchase Payments according to your instructions, without any temporary allocation to the WF Money Market Sub-account, if you execute a return waiver ("Return Waiver"). Under the Return Waiver, you waive your right to the return of the greater of the "standard refund" or the Purchase Payments received less any withdrawals. Instead, you only are entitled to the return of the "standard refund" (see "Right to Return the Annuity").

Your initial Purchase Payment, as well as other Purchase Payments will be allocated in accordance with the then current requirements of any rebalancing, asset allocation or market timing program which you have authorized or have authorized an independent third party to use in connection with your Annuity (see "Allocation Rules"). You must provide us with allocation instructions In Writing if you wish to change your current allocations when making subsequent Purchase Payments.

         Balanced Investment Program: We offer a balanced investment program in relation to your Purchase Payments, if Fixed Allocations are available under your Annuity. If you choose this program, we commit a portion of your Net Purchase Payments as a Fixed Allocation for the Guarantee Period you select. This Fixed Allocation will have grown pre-tax to equal the exact amount of your entire Purchase Payments at the end of its initial Guarantee Period if no amounts are transferred or withdrawn from such Fixed Allocation. The rest of your Net Purchase Payments is invested in the variable investment options you select.

We reserve the right, from time to time, to credit additional amounts to Fixed Allocations ("Additional Amounts") if you allocate Purchase Payments in accordance with the balanced investment program we offer. We offer to do so at our sole discretion. Such an offer is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

         Ownership, Annuitant and Beneficiary Designations: You make certain designations that apply to the Annuity if issued. These designations are subject to our rules and to various regulatory or statutory requirements depending on the use of the Annuity. These designations include an Owner, a contingent Owner, an Annuitant, a Contingent Annuitant, a Beneficiary, and a contingent Beneficiary. Certain designations are required, as indicated below. Such designations will be revocable unless you indicate otherwise or we endorse your Annuity to indicate that such designation is irrevocable to meet certain regulatory or statutory requirements. Changing the Owner or Annuitant designations may affect the minimum death benefit (see " Death Benefits").

Some of the tax implications of various designations are discussed in the section entitled "Certain Tax Considerations". However, there are other tax issues than those addressed in that section, including, but not limited to, estate and inheritance tax issues. You should consult with a competent tax counselor regarding the tax implications of various designations. You should also consult with a competent legal advisor as to the implications of certain designations in relation to an estate, bankruptcy, community property, where applicable, and other matters.

An Owner must be named. You may name more than one Owner. If you do, all rights reserved to Owners are then held jointly. We require the consent In Writing of all joint Owners for any transaction for which we require the written consent of Owners. Where required by law, we require the consent In Writing of the spouse of any person with a vested interest in an Annuity. Naming someone other than the payor of any Purchase Payment as Owner may have gift, estate or other tax implications.

Where allowed by law, you may name a contingent Owner. However, this designation takes effect only on or after the Annuity Date.

You must name an Annuitant. We do not accept a designation of joint Annuitants during the accumulation phase. Where allowed by law, you may name one or more Contingent Annuitants.

There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant and the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code, such as
Section 401 (a "non-qualified" trust). In general, the Code is designed to prevent the benefit of tax deferral from continuing for long periods of time on an indefinite basis. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

Where allowed by law, you must name Contingent Annuitants according to our rules when an Annuity is used as a funding vehicle for certain retirement plans designed to meet the requirements of Section 401 of the Code.

You may name more than one primary and more than one contingent Beneficiary, and if you do, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you have requested otherwise In Writing. If the primary Beneficiary dies before death proceeds become payable, the proceeds will become payable to the contingent Beneficiary. If no Beneficiary is alive when death proceeds become payable or in the absence of any Beneficiary designation, the proceeds will vest in you or your estate.

If an Owner's spouse is designated as the sole primary Beneficiary of the Annuity and the Owner dies prior to the Annuity Date, the Owner's Spouse, as Beneficiary, may elect to be treated as Owner and continue the Annuity at its current Account Value, subject to its terms and conditions. If the Annuity is owned jointly by both spouses, and the primary Beneficiary is designated as "surviving spouse", each spouse named individually, or a designation of similar intent, then upon the death of either Owner, the surviving spouse may elect to be treated as Owner.

ACCOUNT VALUE AND SURRENDER VALUE: In the accumulation phase your Annuity has an Account Value. Your total Account Value is the sum of your Account Value in each investment option. However, upon surrender, the amount payable is the Account Value less any applicable maintenance fee and less any Additional Amounts credited within a year of the date of the surrender (see "Additional Amounts in the Fixed Allocations").

         Account Value in the Sub-accounts: We determine your Account Value separately for each Sub-account. To determine the Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. The method we use to determine Unit Prices is shown in the Statement of Additional Information.

The number of Units attributable to you in a Sub-account is the number of Units you purchased less the number transferred or withdrawn. We determine the number of Units involved in any transaction specified in dollars by dividing the dollar value of the transaction by the Unit Price of the effected Sub-account as of the Valuation Period applicable to such transaction.

         Account Value of the Fixed Allocations: We determine the Account Value of each Fixed Allocation separately. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA.

A formula is used to determine the MVA. The formula is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date for which the Account Value is being determined. The formula is:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate (for your class of annuities) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation's Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if amounts are surrendered pursuant to the right to return the Annuity is [(1+I)/(1+J]N/12.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula. This formula is described in the Statement of Additional Information.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation. See the Statement of Additional Information for an illustration of how the MVA works.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

         Additional Amounts in the Fixed Allocations: To the extent permitted by law, we reserve the right, from time to time, to allocate Additional Amounts to Fixed Allocations. We may do so at our sole discretion. We may offer to allocate such Additional Amounts only in relation to Fixed Allocations of specific durations (i.e. 10 years) when used as part of certain programs we offer such as the balanced investment program and dollar cost averaging (see "Balanced
Investment Program" and "Dollar Cost Averaging"). We would provide such Additional Amounts with funds from our general account and allocate them to the applicable Fixed Allocation. Such a program is subject to the following rules:

         (1) The Additional Amounts are credited in relation to initial or additional Purchase Payments, not to Account Value transferred to a Fixed Allocation for use in the applicable programs. The Additional Amounts are not allocated in relation to any exchange of another annuity issued by us for an Annuity.

         (2) The Additional Amounts are allocated as of the later of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation or the 30th day after the Issue Date.

         (3) Interest on the Additional Amounts is credited as of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation.

         (4) The Additional Amounts are a percentage of the amount allocated to the applicable Fixed Allocation. However, we may change the percentage from time to time.

         (5) There is an increase to any applicable "adjustment amount" in the MVA formula, which otherwise is 0.0010, to 0.0020 (see "Account Value of the Fixed Allocations"). This change would only apply to a transfer, surrender or withdrawal from the applicable Fixed Allocation, but not to any payments of death benefit proceeds. This change could reduce your Account Value.

         (6) We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations").

         (7) We determine if a Purchase Payment is received during the period we are offering such credits based on the earlier of: (a) the date we receive at our Office the applicable Purchase Payment; or (b) the date we receive at our Office our requirements in relation to either an exchange of an existing annuity issued by another insurer or a "rollover" or transfer of such an annuity pursuant to specific sections of the Code.

         (8) No Purchase Payment may be applied to more than one program allocating Additional Amounts solely to a Fixed Allocation.

         (9) We reduce the amount available upon surrender by any Additional Amounts allocated within one year of the date of the surrender.

RIGHTS, BENEFITS AND SERVICES: The Annuity provides various rights, benefits and services subsequent to its issuance and your decision to keep it beyond the free-look period. A number of these rights, benefits and services, as well as some of the rules and conditions to which they are subject, are described below. These rights, benefits and services include, but are not limited to: (a) making additional Purchase Payments; (b) changing revocable designations; (c) transferring Account Values between investment options; (d) receiving lump sum payments, Systematic Withdrawals or Minimum Distributions, annuity payments and death benefits; (e) transferring or assigning your Annuity; (f) exercising certain voting rights in relation to the underlying mutual funds in which the Sub-accounts invest; and (g) receiving reports. These rights, benefits and services may be limited, eliminated or altered when an Annuity is purchased in conjunction with a qualified plan. We may require presentation of proper identification, including a personal identification number ("PIN") issued by us, prior to accepting any instruction by telephone or other electronic means. We forward your PIN to you shortly after your Annuity is issued. To the extent permitted by law or regulation, neither we nor any person authorized by us will be responsible for any claim, loss, liability or expense in connection with a telephonic or electronic transfer if we or such other person acted on such transfer instructions in good faith in reliance on your authorization of telephone and/or electronic transfers and on reasonable procedures to identify persons so authorized through verification methods which may include a request for your Social Security number or a personal identification number (PIN) as issued by us. We may be liable for losses due to unauthorized or fraudulent instructions should we not follow such reasonable procedures.

         Additional Purchase Payments: The minimum for any additional Purchase Payment is $100, except as part of a bank drafting program (see "Auto Saver"), or unless we authorize lower payments pursuant to a periodic Purchase Payment program (see "Periodic Purchase Payments"), or less where required by law. Additional Purchase Payments may be paid at any time before the Annuity Date. Subject to our allocation rules, we allocate additional Net Purchase Payments according to your written allocation instructions. Should no written instructions be received with an additional Purchase Payment, we shall return your additional Purchase Payment.

         Changing Revocable Designations: Unless you indicated that a prior choice was irrevocable or your Annuity has been endorsed to limit certain changes, you may request to change Owner, Annuitant and Beneficiary designations by sending a request In Writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to: (a) a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death; (b) a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency; and (c) a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity.

         Allocation Rules: As of the date of this Prospectus, during the accumulation phase, you may maintain Account Value in multiple Sub-accounts and an unlimited number of Fixed Allocations. We reserve the right, to the extent permitted by law, to limit the number of Sub-accounts or the amount you may allocate to any Fixed Allocation. As of the date of this Prospectus, we limited the number of Sub-accounts available at any one time to ten. Should you request a transaction that would leave less than any minimum amount we then require in an investment option, we reserve the right, to the extent permitted by law, to add the balance of your Account Value in the applicable Sub-account or Fixed Allocation to the transaction and close out your balance in that investment option. We also reserve the right to limit the amount you may allocate to any Fixed Allocation.

Should you either: (a) request rebalancing services (see "Rebalancing"); (b) authorize an independent third party to transact transfers on your behalf and such third party arranges for rebalancing of any portion of your Account Value in accordance with any asset allocation strategy; or (c) authorize an independent third party to transact transfers in accordance with a market timing strategy; then all Purchase Payments, including the initial Purchase Payment, received while your Annuity is subject to such an arrangement are allocated to the same investment options and in the same proportions as then required pursuant to the applicable rebalancing, asset allocation or market timing program, unless we have received alternate instructions. Such allocation requirements terminate simultaneous to the termination of an authorization for rebalancing or any authorization to a third party to transact transfers on your behalf. Upon termination of any of the above arrangements, you must provide us with allocation instructions In Writing for all subsequent Purchase Payments.

Withdrawals of any type are taken pro-rata from the investment options based on the then current Account Values in such investment options unless we receive instructions from you prior to such withdrawal. For this purpose only, the Account Value in all your then current Fixed Allocations is deemed to be in one investment option. If you transfer or withdraw Account Value from multiple Fixed Allocations and do not provide instructions indicating the Fixed Allocations from which Account Value should be taken: (a) we transfer Account Value first from the Fixed Allocation with the shortest amount of time remaining to the end of its Guarantee Period, and then from the Fixed Allocation with the next shortest amount of time remaining to the end of its Guarantee Period, etc.; and
(b) if there are multiple Fixed Allocations with the same amount of time left in each Guarantee Period, as between such Fixed Allocations we first take Account Value from the Fixed Allocation that had the shorter Guarantee Period.

         Transfers: In the accumulation phase you may transfer Account Value between investment options, subject to our allocation rules (see "Allocation Rules"). Transfers are not subject to taxation (see "Transfers Between Investment Options"). We charge $10.00 for each transfer after the twelfth in each Annuity Year, including transfers transacted as part of any rebalancing, market timing, asset allocation or similar program which you employ or you authorize to be employed on your behalf. Transfers transacted as part of a dollar cost averaging program are not counted in determining the applicability of the transfer fee. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge and are not counted in determining whether other transfers may be subject to the transfer charge (see "Renewals"). Your transfer request must be In Writing or meet our requirements for accepting instructions we receive over the phone or through means such as electronic mail with appropriate authorization.

We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if we believe that: (a) excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

To the extent permitted by law, we may require up to 2 business days' notice of any transfer into or out of a Fixed Allocation if the market value of such transfer is at least $1,000,000.00.

In order to help you determine whether you wish to transfer Account Values to a Fixed Allocation, you may obtain our Current Rates by writing us or calling us at 1-800-680-8920 or contact our customer service department electronically at customerservice@Skandia.com. When calling us by phone, please have readily available your Annuity number and your PIN number. When contacting us electronically, please provide your PIN number, social security or tax I.D. number and the Annuity contract number.

Where permitted by law, we may accept your authorization of a third party to transfer Account Values on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We notify you of any such suspension or cancellation. We may restrict the investment options that will be available for transfers or allocations of Net Purchase Payments during any period in which you authorize such third party to act on your behalf. We give the third party you authorize prior notification of any such restrictions. However, we will not enforce such a restriction if we are provided evidence satisfactory to us that:
(a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

We or an affiliate of ours may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf or who provide recommendations as to how your Account Values should be allocated. This includes, but is not limited to, rebalancing your Account Value among investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with market timing strategies employed by such third parties. Such independent third parties may or may not be appointed our agents for the sale of Annuities. However, we do not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of Annuities. We therefore take no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. We do not currently charge you extra for providing these support services.

         Renewals: A renewal is a transaction that occurs automatically as of the last day of a Fixed Allocation's Guarantee Period unless we receive alternative instructions. This day as to each Fixed Allocation is called its Maturity Date. As of the end of a Maturity Date, the Fixed Allocation's Guarantee Period "renews" and a new Guarantee Period of the same duration as the one just completed begins. However, the renewal will not occur if the Maturity Date is on the date we apply your Account Value to determine the annuity payments that begin on the Annuity Date (see "Annuity Payments").

As an alternative to a renewal, you may transfer all or part of that Fixed Allocation's Account Value to a different Fixed Allocation or you may transfer such Account Value to one or more Sub-accounts, subject to our allocation rules. To accomplish this, we must receive instructions from you In Writing at least two business days before the Maturity Date. No MVA applies to transfers of a Fixed Allocation's Account Value occurring as of its Maturity Date. An MVA will apply in determining the Account Value of a Fixed Allocation at the time annuity payments are determined, unless the Maturity Date of such Fixed Allocation is the 15th day before the Annuity Date (see "Annuity Payments").

At least 30 days prior to a Maturity Date, or earlier if required by law or regulation, we inform you of the Guarantee Periods available as of the date of such notice. We do not provide a similar notice if the Fixed Allocation's Guarantee Period is of less than a year's duration. Such notice may include an example of the rates we are then crediting new Fixed Allocations as of the date such notice is prepared. The rates actually credited to a Fixed Allocation as of the date of any renewal or transfer immediately subsequent to the Maturity Date may be more or less than any rates quoted in such notice.

If your Fixed Allocation's then ending Guarantee Period is no longer available for new allocations and renewals or you choose a different Guarantee Period that is no longer available on the date following the Maturity Date, we will try to reach you so you may make another choice. If we cannot reach you, we will assign the next shortest Guarantee Period then currently available for new allocations and renewals to that Fixed Allocation.

         Dollar Cost Averaging: We offer dollar cost averaging in the accumulation phase. Dollar cost averaging is a program designed to provide for regular, approximately level investments over time. You may choose to transfer earnings only, principal plus earnings or a flat dollar amount. We make no guarantee that a dollar cost averaging program will result in a profit or protect against a loss in a declining market. You may select this program by submitting to us a request In Writing. You may cancel your participation in this program In Writing or by phone if you have previously authorized our acceptance of such instructions.

Dollar cost averaging is available from any of the investment options we choose to make available for such a program. Your Annuity must have an Account Value of not less than $10,000 at the time we accept your request for a dollar cost averaging program. Transfers under a dollar cost averaging program are not counted in determining the applicability of the transfer fee (see "Transfers"). We reserve the right to limit the investment options into which Account Value may be transferred as part of a dollar cost averaging program. We currently do not permit dollar cost averaging programs where Account Value is transferred to Fixed Allocations. We also reserve the right to charge a processing fee for this service. Should we suspend or cancel the offering of this service, such suspension or cancellation will not affect any dollar cost averaging programs then in effect. Dollar cost averaging is not available while a rebalancing, asset allocation or market timing type of program is used in connection with your Annuity.

Dollar cost averaging from Fixed  Allocations is subject to the following rules:
(a) you may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years; (b) such a program may only be selected in conjunction with and simultaneous to a new or renewing Fixed Allocation; (c) only averaging of earnings only or principal plus earnings is permitted; (d) a program averaging principal plus earnings from a Fixed Allocation must be designed to last that Fixed Allocation's entire current Guarantee Period; (e) dollar cost averaging transfers from a Fixed Allocation are not subject to the MVA; (f) dollar cost averaging may be done on a monthly basis only; and (g) you may not simultaneously use Account Value in any Fixed Allocation to participate in dollar cost averaging and receive Systematic Withdrawals or Minimum
Distributions from such Fixed Allocation (see "Systematic Withdrawals" and "Minimum Distributions").

We reserve the right, from time to time, to credit additional amounts ("Additional Amounts") if you allocate Purchase Payments to Fixed Allocations as part of a dollar cost averaging program. Such an offer is at our sole discretion and is subject to our rules, including but not limited to, a change to the MVA formula. For more information see "Additional Amounts in the Fixed Allocations".

         Rebalancing:   We  offer,  during  the  accumulation  phase,  automatic
quarterly, semi-annual or annual rebalancing among the variable investment options of your choice. This provides the convenience of automatic rebalancing without having to provide us instructions on a periodic basis. Failure to choose this option does not prevent you from providing us with transfer instructions from time-to-time that have the effect of rebalancing. It also does not prevent other requested transfers from being transacted.

Under this program, Account Values in variable investment options are rebalanced quarterly, semi-annually or annually, as applicable, to the percentages you request. The rebalancing may occur quarterly, semi-annually or annually based upon the Issue Date. If a transfer is requested involving any investment option participating in an automatic rebalancing program, we automatically alter the rebalancing percentages going forward (unless we receive alternate instructions) to the ratios between Account Values in the variable investment options as of the effective date of such requested transfer once it has been processed.
Automatic rebalancing is delayed one quarter if Account Value is being maintained in the WF Money Market Sub-account for the duration of your Annuity's "free-look" period and rebalancing would otherwise occur during such period (see "Allocation of Net Purchase Payments").

You may change the percentage allocable to each variable investment option at any time. However, you may not choose to allocate less than 5% of Account Value to any variable investment option.

We do not offer automatic rebalancing in connection with Fixed Allocations. The Account Value of your Annuity must be at least $10,000 when we receive your automatic rebalancing request. We may require that all variable investment options in which you maintain Account Value must be used in the rebalancing program. You may maintain Account Value in at least two and not more than ten variable investment options when using a rebalancing program. You may not simultaneously participate in rebalancing and dollar cost averaging. Rebalancing also is not available when a program of Systematic Withdrawals of earnings or earnings plus principal is in effect.

For purposes of determining the number of transfers made in any Annuity Year, all rebalancing transfers made on the same day are treated as one transfer. We reserve the right to charge a processing fee for signing up for this service.

To elect to participate or to terminate participation in automatic rebalancing, we may require instructions In Writing at our Office in a form satisfactory to us.

         Distributions: Distributions available from your Annuity during the accumulation phase include surrender, partial withdrawals, Systematic Withdrawals, (including Minimum Distributions in relation to qualified plans) and a death benefit. In the payout phase we pay annuity payments. Distributions from your Annuity generally are subject to taxation, and may be subject to a tax penalty as well (see "Certain Tax Considerations"). You may wish to consult a professional tax advisor for tax advice prior to exercising any right to an elective distribution. During the accumulation phase, any distribution other than a death benefit: (a) must occur prior to any death that would cause a death benefit to become payable; and (b) will occur subsequent to our receipt of a completed request In Writing. Distributions from your Annuity of any amounts derived from Purchase Payments paid by personal check may be delayed until such time as the check has cleared the applicable financial institution upon which such check was drawn.

         Surrender: Surrender of your Annuity is permitted during the accumulation phase. The amount payable is the then current Account Value less any applicable maintenance fee and less any Additional Amounts credited within one year of the date of the surrender (see "Additional Amounts in the Fixed Allocations"). We reserve the right to require that your Annuity accompany your surrender request.

         Partial Withdrawals: You may withdraw part of your Account Value. The minimum partial withdrawal is $100. The Account Value that must remain in the Annuity as of the date of this transaction is $1,000. If the amount of the partial withdrawal request exceeds the maximum amount available, we reserve the right to treat your request as one for a full surrender.

         Systematic Withdrawals: We offer Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. However, we will permit Systematic Withdrawals from Fixed Allocations of principal plus earnings in connection with a program of "substantially equal periodic payments" designed to meet the requirements of
Section 72(t) of the Code, as described in more detail below. A program of Systematic Withdrawals begins on the date we accept, at our Office, your request for such a program.

A Systematic Withdrawal from a Fixed Allocation is not subject to the MVA unless it is part of a program of withdrawals of principal plus earnings which we allow in conjunction with a program of "substantially equal periodic payments" designed to meet the requirements of Section 72(t) of the Code. We calculate the Fixed Allocation's credited interest since the prior withdrawal as A minus B, plus C, where:

         A is the Interim Value of the applicable Fixed Allocation as of the date of the Systematic Withdrawal;

         B is the Interim Value of the applicable Fixed Allocation as of the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program; and

         C is the total of all partial or free withdrawals and any transfers from such Fixed Allocation since the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program.

Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. You may not simultaneously receive Systematic Withdrawals from a Fixed Allocation and participate in a dollar cost averaging program under which Account Value is transferred from the same Fixed Allocation (see "Dollar Cost Averaging"). Systematic Withdrawals are not available while you are taking any Minimum Distributions (see "Minimum Distributions"). Systematic Withdrawals of earnings or earnings plus principal are not available while any rebalancing or asset allocation program is in effect in relation to your Annuity.

The Account Value of your Annuity must be at least $20,000 when we accept your request for a program of Systematic Withdrawals. The minimum for each Systematic Withdrawal is $100. For any scheduled Systematic Withdrawal other than the last that does not meet this minimum, we reserve the right to defer such a withdrawal and add the amount that would have been withdrawn to the amount that is to be withdrawn at the next Systematic Withdrawal.

If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 408, or 403(b) of the Code,
Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". If distributions are to be taken from Fixed Allocations pursuant to a program based on payments of principal and earnings, such amounts will be subject to the MVA. To receive distributions in the form of "substantially equal periodic payments" in accordance with the exception to the 10% penalty tax found in Section 72(t) of the Code, you must provide us with certain required information In Writing on a form acceptable to us.

We reserve  the right to charge a  processing  fee for this  service.  Should we
suspend  or  cancel  offering   Systematic   Withdrawals,   such  suspension  or
cancellation will not affect any Systematic Withdrawal programs then in effect.

         Minimum Distributions: Minimum Distributions are a specific type of Systematic Withdrawal program. Minimum Distributions are subject to all the rules applicable to Systematic Withdrawals unless we specifically indicate that one or more of such rules do not apply. In addition, certain rules apply only to Minimum Distributions.

You may elect to have us calculate Minimum Distributions annually if your Annuity is being used for certain qualified purposes under the Code. Requests to calculate a Minimum Distribution amount must be made three (3) days prior to the date that your Minimum Distribution payment is processed to allow for calculation and processing of the required amount. We calculate such amounts assuming the Minimum Distribution amount is based solely on the value of your Annuity. The required Minimum Distribution amounts applicable to your particular situation may depend on other annuities, savings or investments of which we are unaware, so that the required amount may be greater than the Minimum Distribution amount we calculate based on the value of your Annuity. We reserve the right to charge a fee for each annual calculation. Minimum Distributions are not concurrently available with any other programs of Systematic Withdrawals. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum for Systematic Withdrawals does not apply to Minimum Distributions.

Each Minimum Distribution will be taken from the investment options you select. However, the portion of any Minimum Distribution that can be taken from any Fixed Allocations may not exceed the then current ratio between your Account Value in all Fixed Allocations you maintain and your total Account Value. No MVA applies to any portion of Minimum Distributions taken from Fixed Allocations. Minimum Distributions are not available from any Fixed Allocations if such Fixed Allocation is being used in a dollar cost averaging program (see "Dollar Cost Averaging"). Minimum Distributions from Fixed Allocations are not subject to the limitation on Systematic Withdrawals that limits a program of Systematic
Withdrawals from Fixed Allocations only to earnings accrued after program inception.

         Death Benefit: In the accumulation phase, a death benefit is payable. If the Annuity is owned by one or more natural persons, it is payable upon the first death of such Owners. If the Annuity is owned by an entity, the death benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, the Contingent Annuitant then becomes the Annuitant. There may be adverse tax consequences for certain entity Owners if they name a Contingent Annuitant (see "Ownership, Annuitant and Beneficiary Designations").

The person upon whose death the death benefit is payable is referred to below as the "decedent". For purposes of this death benefit provision, "withdrawals" means withdrawals of any type (partial withdrawals, Systematic Withdrawals, Minimum Distributions) after any applicable MVA. For purposes of this provision, persons named Owner or Annuitant within 60 days of the Issue Date are treated as if they were an Owner or Annuitant on the Issue Date.

The death benefit is as follows,  and is subject to the conditions  described in
(1), (2) and (3) below:

         (1) If death occurs before the earlier of the decedent's age 90 or the end of the tenth Annuity Year: the death benefit is the greater of (a) or (b), where:

                  (a) is your Account Value in Sub-accounts plus the Interim Value of any Fixed Allocations; or

                  (b) the minimum death benefit ("Minimum Death Benefit"). The Minimum Death Benefit is the sum of all Purchase Payments less the sum of all withdrawals.

         (2) If death occurs after the earlier of the decedent's age 90 or the tenth Annuity Year: the death benefit is your Account Value.

         (3) If a decedent was not named an Owner or Annuitant as of the Issue Date and did not become such as a result of a prior Owner's or Annuitant's death: the Minimum Death Benefit is suspended as to that person for a two year period from the date he or she first became an Owner or Annuitant. After the suspension period is completed, the death benefit is the same as if such person had been an Owner or Annuitant on the Issue Date. During the suspension period:

                  (a) If that person's death occurs before the earlier of the decedent's age 90 or the end of the tenth Annuity Year, the death benefit is your Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocation.

                  (b) If that person's death occurs after the earlier of the decedent's age 90 or the tenth Annuity Year, the death benefit is your Account Value.

The  amount of the death  benefit  is  determined  as of the date we  receive In
Writing: (a) "due proof of death"; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the mode of payment of the death benefit, if not previously elected by the Owner. The death benefit is reduced by any annuity payments made prior to the date we receive In Writing such due proof of death. The following constitutes "due proof of death":
(a) a certified copy of a death certificate; (b) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (c) any other proof satisfactory to us.

If the death benefit becomes payable prior to the Annuity Date due to the death of the Owner and the Beneficiary is the Owner's spouse, then in lieu of receiving the death benefit, such Owner's spouse may elect to be treated as an Owner and continue the Annuity at its current Account Value, subject to its terms and conditions. An Owner's spouse may only assume ownership of the Annuity if such spouse is designated as the sole primary Beneficiary.

In the event of your death, the benefit must be distributed within: (a) five years of the date of death; or (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Distribution after your death to be paid under (b) above, must commence within one year of the date of death.

If the Annuitant dies before the Annuity Date, the Contingent Annuitant will become the Annuitant. Where allowed by law, if the Annuity is owned by one or more natural persons, the oldest of any such Owners not named as the Annuitant immediately becomes the Contingent Annuitant if: (a) the Contingent Annuitant predeceases the Annuitant; or (b) if you do not designate a Contingent Annuitant.

In the payout phase, we continue to pay any "certain" payments (payments not contingent on the continuance of any life) to the Beneficiary subsequent to the death of the Annuitant.

         Annuity Payments: Annuity payments can be guaranteed for life, for a certain period, or for a certain period and life. We make available fixed payments, and as of the date of this Prospectus, adjustable payments (payments which may or may not be changed on specified adjustment dates based on annuity purchase rates we are then making available to annuities of the same class). We may or may not be making adjustable annuities available on the Annuity Date. To the extent there is any tax basis in the annuity, a portion of each annuity payment is treated for tax purposes as a return of such basis until such tax basis is exhausted. The amount deemed such a return of basis is determined in accordance with the requirements of the Code (see "Certain Tax Considerations").

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. Your choice of Annuity Date and annuity option may be limited depending on your use of the Annuity and the applicable jurisdiction. Subject to our rules, you may choose an Annuity Date, option and frequency of payments suitable to your needs and circumstances. You should consult with competent tax and financial advisors as to the appropriateness of any such choice. Should Annuities subject to New York law be made available, the Annuity Date for such Annuities may not exceed the first day of the calendar month following the Annuitant's 85th birthday. Other jurisdictions may impose similar requirements.

You may change your choices at any time up to 30 days before the earlier of: (a) the date we would have applied your Account Value to an annuity option had you not made the change; or (b) the date we will apply your Account Value to an annuity option in relation to the new Annuity Date you are then selecting. You must request this change In Writing. The Annuity Date must be the first or the fifteenth day of a calendar month.

In the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month first following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt at our Office of your request to purchase an Annuity; and (b) where allowed by law, fixed monthly payments will commence under option 2, described below, with 10 years certain. Should Annuities subject to New York law be made available, for such Annuities, in the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month following the Annuitant's 85th birthday; and (b) fixed monthly payments will commence under Option 2, described below, with 10 years certain. Other jurisdictions may impose similar requirements. The amount to be applied is your Annuity's Account Value 15 business days prior to the Annuity Date. In determining your annuity payments, we credit interest using our then current crediting rate for this purpose, which is not less than 3% of interest per year, between the date Account Value is applied to an annuity option and the Annuity Date. Annuity options in addition to those shown are available with our consent. The minimum initial amount payable is the minimum initial annuity amount we allow under our then current rules. Should you wish to receive a lump sum payment, you must request to surrender your Annuity prior to the Annuity Date (see "Surrender").

You may elect to have any amount of the proceeds due to the Beneficiary applied under any of the options described below, but only to the extent selecting such an option does not alter the tax status of the Annuity. Except where a lower amount is required by law, the minimum monthly annuity payment is $100.

If you have not made an election prior to proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity options. However, if you made an election, the Beneficiary may not alter such election.

For purposes of the annuity options described below, the term "key life" means the person or persons upon whose life any payments dependent upon the continuation of life are based.

         (1) Option 1 - Payments for Life: Under this option, income is payable periodically prior to the death of the key life, terminating with the last payment due prior to such death. Since no minimum number of payments is guaranteed, this option offers the maximum level of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

         (2)  Option 2 -  Payments  for Life with 10,  15, or 20 Years  Certain:
Under this option, income is payable periodically for 10, 15, or 20 years, as selected, and thereafter until the death of the key life. Should the death of the key life occur before the end of the period selected, the remaining payments are paid to the Beneficiary to the end of such period.

         (3) Option 3 - Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

         (4) Option 4 - Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. The number of years is subject to our then current rules. Should the payee die before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on how long we expect any key life to live. Therefore, that portion of the mortality risk charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

The first payment varies according to the annuity options and payment frequency selected. The first periodic payment is determined by multiplying the Account Value (expressed in thousands of dollars) as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less than 3% per year from such date to the Annuity Date, by the amount of the first periodic payment per $1,000 of value obtained from our annuity rates for that type of annuity and for the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

         Qualified Plan Withdrawal Limitations: The Annuities are endorsed such that there are surrender or withdrawal limitations when used in relation to certain retirement plans for employees which are designed to qualify under various sections of the Code. These limitations do not affect certain roll-overs or exchanges between qualified plans. Distribution of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Code section 403(b)), or attributable to transfers to a tax sheltered annuity from a custodial account (as defined in Code section 403(b)(7)), is restricted to the employee's: (a) separation from service; (b) death; (c) disability (as defined in Section 72(m)(7) of the Code); (d) reaching age 59 1/2; or (e) hardship. Hardship withdrawals are restricted to amounts attributable to salary reduction contributions, and do not include investment results. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made and investment results earned prior to dates specified in the Code. In addition, the limitation on hardship withdrawals does not apply to salary reduction contributions made and investment results earned prior to dates specified in the Code which have been transferred from custodial accounts. Rollovers from the types of plans noted to another qualified plan or to an individual retirement account or individual retirement annuity are not subject to the limitations noted. Certain distributions, including rollovers, that are not transferred directly to the trustee of another qualified plan, the custodian of an individual retirement account or the issuer of an individual retirement annuity may be subject to automatic 20% withholding for Federal income tax. This may also trigger withholding for state income taxes (see "Certain Tax Considerations").

We may make annuities available through the Texas Optional Retirement Program subsequent to receipt of the required regulatory approvals and implementation. In addition to the restrictions required for such Annuities to qualify under
Section 403(b) of the Code, Annuities issued in the Texas Optional Retirement Program are amended as follows: (a) no benefits are payable unless you die during, or are retired or terminated from, employment in all Texas institutions of higher education; and (b) if a second year of participation in such program is not begun, the total first year State of Texas' contribution will be returned, upon its request, to the appropriate institute of higher education.

With respect to the restrictions on withdrawals set forth above, we are relying upon: (1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the Code, the requirements of which have been complied with by the us; and (2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by the us.

         Pricing of Transfers and Distributions: We "price" transfers and distributions on the dates indicated below.

         (1) We price "scheduled" transfers and distributions as of the date such transactions are so scheduled. However, if a transaction is "scheduled" to occur on a day other than a Valuation Day, such transaction will be processed and priced on the last Valuation Day prior to the scheduled transaction.
"Scheduled" transactions include transfers under a dollar cost averaging program, Systematic Withdrawals, Minimum Distributions, transfers previously scheduled with us at our Office pursuant to any on-going rebalancing, asset allocation or similar program, and annuity payments.

         (2) We price "unscheduled" transfers and partial withdrawals as of the date we receive at our Office the request for such transactions. "Unscheduled" transfers include any transfers processed in conjunction with any market timing program, or transfers not previously scheduled with us at our Office pursuant to any rebalancing, asset allocation or similar program which you employ or you authorize to be employed on your behalf. "Unscheduled" transfers received pursuant to an authorization to accept transfers, using voice or data transmission over the phone are priced as of the Valuation Period we receive the request at our Office for such transactions.

         (3) We price surrenders and death benefits as of the date we receive at our Office all materials we require for such transactions and such materials are satisfactory to us (see "Surrenders" and "Death Benefits").

The pricing of transfers and distributions involving Sub-accounts includes the determination of the applicable Unit Price for the Units transferred or distributed. The pricing of transfers and distributions involving Fixed Allocations includes the determination of any applicable MVA. Any applicable MVA alters the amount available when all the Account Value in a Fixed Allocation is being transferred or distributed. Any applicable MVA alters the amount of Interim Value needed when only a portion of the Account Value is being transferred or distributed. Unit Prices may change each Valuation Period to reflect the investment performance of the Sub-accounts. The MVA applicable to each Fixed Allocation changes once each month and also each time we declare a different rate for new Fixed Allocations. Payment is subject to our right to defer transactions for a limited period (see "Deferral of Transactions").

         Voting Rights: You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity. We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

         Transfers, Assignments or Pledges: Generally, your rights in an Annuity may be transferred, assigned or pledged for loans at any time. However, these rights may be limited depending on your use of the Annuity. These transactions may be subject to income taxes and certain penalty taxes (see "Certain Tax Considerations"). You may transfer, assign or pledge your rights to another person at any time, prior to any death upon which the death benefit is payable. You must request a transfer or provide us a copy of the assignment In Writing. A transfer or assignment is subject to our acceptance. Prior to receipt of this notice, we will not be deemed to know of or be obligated under any assignment prior to our receipt and acceptance thereof. We assume no responsibility for the validity or sufficiency of any assignment. Transfer of all or a portion of ownership rights may affect the minimum death benefit (see "Death Benefits").

         Reports to You: We send any statements and reports required by applicable law or regulation to you at your last known address of record. Owners should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully. All errors or corrections must be reported to us at our Office as soon as possible and no later than the date below to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 10 day period. We may also send an annual report and a semi-annual report containing financial statements for the applicable Sub-accounts, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website of other electronic means.

SALE OF THE ANNUITIES: American Skandia Marketing, Incorporated ("ASM, Inc."), a wholly-owned subsidiary of American Skandia Investment Holding Corporation, acts as the principal underwriter of the Annuities. ASM, Inc.'s principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM, Inc. is a member of the National Association of Securities Dealers, Inc.
("NASD").

         Distribution: ASM, Inc. will enter into distribution agreements with certain broker-dealers registered under the Securities and Exchange Act of 1934 or with entities which may otherwise offer the Annuities that are exempt from such registration. Under such distribution agreements such broker-dealers or entities may offer Annuities to persons who have established an account with the broker-dealer or entity. In addition, ASM, Inc. may offer Annuities directly to potential purchasers. Concessions will be paid based on Account Value. The maximum concession to be paid in connection with the sale is 1.25% per year of the Account Value. We reserve the right to base concessions from time-to-time on the investment options chosen by Annuity Owners, including investment options that may be deemed our "affiliates" or "affiliates" of ASM, Inc. under the Investment Company Act of 1940.

As of the date of this Prospectus, we expect to pay an on-going service fee in relation to providing certain statistical information upon request by Owners about the variable investment options and the underlying mutual fund portfolios. The fee is payable to the service providers based on your Annuity's Account Value maintained in the variable investment options. Currently, no fee is payable based on any Account Values maintained in any Fixed Allocations. However, the service fee may be payable in the future based on Account Values of new Purchase Payments allocated to the Fixed Allocations after implementation of such service fee. Under most circumstances, we will engage the broker-dealer of record for your Annuity, or the entity of record if such entity could offer Annuities without registration as a broker-dealer (i.e. certain banks), to be your resource for the statistical information, and to be available upon your request to both provide and explain such information to you. The broker-dealer of record or the entity of record is the firm which sold you the Annuity, unless later changed. Some portion of the fee we pay for this service may be payable to your representative. Therefore, your representative may receive on-going service fee compensation, currently only in relation to Account Values maintained in variable investment options but, at a later date, on Account Values maintained in the Fixed Allocations.

From time to time, we may promote the sale of our products and the solicitation of additional purchase payments, where applicable, for our products, including Annuities offered pursuant to this Prospectus, through programs of non-cash rewards to registered representatives of participating broker-dealers. We may withdraw or alter such promotions at any time.

         Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance measures for the Sub-accounts are found in the Statement of Additional Information. This performance information may help you review the performance of the investment options and provide a basis for comparison with other annuities. This information may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be treated like annuities under the Code.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on Current Rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Performance information on the Sub-accounts is based on past performance only and is no indication of future performance. Performance of the Sub-accounts should not be considered a representation of the performance of such Sub-accounts in the future. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

CERTAIN TAX CONSIDERATIONS: The following is a brief summary of certain Federal income tax laws as they are currently interpreted. No one can be certain that the laws or interpretations will remain unchanged or that agencies or courts will always agree as to how the tax law or regulations are to be interpreted. This discussion is not intended as tax advice. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

         Our Tax Considerations:  We are taxed as a life insurance company under
Part I, subchapter L, of the Code.

         Tax Considerations Relating to Your Annuity: Section 72 of the Code governs the taxation of annuities in general. Taxation of an annuity is largely dependent upon: (a) whether it is used in a qualified pension or profit sharing plan or other retirement arrangement eligible for special treatment under the Code; and (b) the status of the beneficial owner as either a natural or non-natural person (when the annuity is not used in a retirement plan eligible for special tax treatment). Non-natural persons include corporations, trusts, and partnerships, except where these entities own an annuity as an agent or nominal owner for a natural person who is the beneficial owner. Natural persons are individuals.

         Non-natural Persons: Any increase during a tax year in the value of an annuity if not used in a retirement plan eligible for special treatment under the Code is currently includible in the gross income of a non-natural person that is the contractholder. There are exceptions if an annuity is held by: (a) a structured settlement company; (b) an employer with respect to a terminated pension plan; (c) entities other than employers, such as a trust, holding an annuity as an agent for a natural person; or (d) a decedent's estate by reason of the death of the decedent.

         Natural Persons: Increases in the value of an annuity when the contractholder is a natural person generally are not taxed until distribution occurs. Distribution can be in a lump sum payment or in annuity payments under the annuity option elected. Certain other transactions may be deemed to be a distribution. The provisions of Section 72 of the Code concerning these distributions are summarized briefly below.

         Distributions: Generally, distributions received before the annuity payments begin are treated as being derived first from "income on the contract" and includible in gross income. The amount of the distribution exceeding "income on the contract" is not included in gross income. "Income on the contract" for an annuity is computed by subtracting from the value of all "related contracts" (our term, discussed below) the taxpayer's "investment in the contract": an amount equal to total purchase payments for all "related contracts" less any previous distributions or portions of such distributions from such "related contracts" not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance or annuity contracts under Section 1035 of the Code.

"Related contracts" may mean all annuity contracts or certificates evidencing participation in a group annuity contract for which the taxpayer is the policyholder and which are issued by the same insurer within the same calendar year, irrespective of the named annuitants. It is clear that "related contracts" include contracts prior to when annuity payments begin. However, there may be circumstances under which "related contracts" may include contracts recognized as immediate annuities under state insurance law or annuities for which annuity payments have begun. In a ruling addressing the applicability of a penalty on distributions, the Internal Revenue Service treated distributions from a contract recognized as an immediate annuity under state insurance law like distributions from a deferred annuity. The situation addressed by such ruling included the fact that: (a) the immediate annuity was obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were contributed more than one year prior to the first annuity payment payable under the immediate annuity. This ruling also may or may not imply that annuity payments from a deferred annuity on or after its annuity date may be treated the same as distributions prior to the annuity date if such deferred annuity was:
(a) obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were made or may be deemed to have been made more than one year prior to the first annuity payment.

If "related contracts" include immediate annuities or annuities for which annuity payments have begun, then "related contracts" would have to be taken into consideration in determining the taxable portion of each annuity payment (as outlined in the "Annuity Payments" subsection below) as well as in determining the taxable portion of distributions from an annuity or any "related contracts" before annuity payments have begun. We cannot guarantee that immediate annuities or annuities for which annuity payments have begun could not be deemed to be "related contracts". You are particularly cautioned to seek advice from your own tax advisor on this matter.

Amounts received under a contract on its complete surrender, redemption, or maturity are includible in gross income to the extent that they exceed the cost of the contract, i.e., they exceed the total premiums or other consideration paid for the contract minus amounts received under the contract that were not reportable as gross income.

         Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity subsequent to the assignment or pledge of an entire annuity while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for use as qualified plans (see "Tax Considerations When Using Annuities in Conjunction with Qualified Plans"), the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

         Gifts: The gift of an annuity to other than the spouse of the contract holder (or former spouse incident to a divorce) is treated for income tax purposes as a distribution.

         Penalty on Distributions: Subject to certain exceptions, any distribution from an annuity not used in conjunction with qualified plans is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including: (a) distributions made on or after the taxpayer's age 59 1/2; (b) distributions made on or after the death of the holder of the contract, or, where the holder of the contract is not a natural person, the death of the annuitant; (c) distributions attributable to the taxpayer's becoming disabled; (d) distributions which are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary); (e) distributions of amounts which are allocable to "investments in the contract" made prior to August 14, 1982; (f) payments under an immediate annuity as defined in the Code; (g) distributions under a qualified funding asset under Code Section 130(d); or (h) distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service. With respect to Roth IRAs only, distributions are not subject to federal income tax or the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made, and the distribution is made (a) once the taxpayer is age 59 1/2 or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to a penalty tax.

Any modification, other than by reason of death or disability, of distributions which are part of a scheduled series of substantially equal periodic payments as noted in (d), above, that occur before the taxpayer's age 59 1/2 or within 5 years of the first of such scheduled payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest for the deferral period. It is our understanding that the Internal Revenue Service does not consider a scheduled series of distributions to qualify under (d), above, if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, if the distributions are not based on a substantially equal number of Units, rather than a substantially equal dollar amount.

The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of contracts if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the first annuity payment payable under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. This ruling may or may not imply that the exception to the 10% penalty may not apply to annuity payments paid pursuant to a deferred annuity obtained pursuant to an exchange of contract if: (a) purchase payments for the exchanged contract were contributed or may be deemed to be contributed more than one year prior to the first annuity payment pursuant to the deferred annuity contract; or (b) the annuity payments pursuant to the deferred annuity do not meet the requirements of any other exception to the 10% penalty.

         Annuity Payments: The taxable portion of each payment received as an annuity on or after the annuity start date is determined by a formula which establishes the ratio that "investment in the contract" bears to the total value of annuity payments to be made. However, the total amount excluded under this ratio is limited to the "investment in the contract". The formula differs between fixed and variable annuity payments. Where the annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the investment in the contract, then the remaining portion of unrecovered investment is allowed as a deduction in the tax year of such death.

         Tax Free Exchanges: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is obtained by a tax-free exchange of a life insurance, annuity or endowment contract purchased prior to August 14, 1982, then any distributions other than as annuity payments which do not exceed the portion of the "investment in the contract" (purchase payments made into the other contract, less prior distributions) prior to August 14, 1982, are not included in taxable income. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

         Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

         Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

         Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to or a death benefit is paid to an individual two or more generations younger than the contract holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1 million exemption from taxes for all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Annuity or from any applicable payment treated as a direct skip any amount of tax we are required to pay.

         Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

         Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most retirement plans, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to: (a) any portion of a distribution paid as Minimum Distributions; (b) direct transfers to the trustee of another retirement plan; (c) distributions from an individual retirement account or individual retirement annuity; (d) distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and (e) certain other distributions where automatic 20% withholding may not apply.

         Tax  Considerations  When Using Annuities in Conjunction with Qualified
Plans: There are various types of qualified plans for which an annuity may be suitable. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity used to fund such benefits ("qualified contract"). We have provided below general descriptions of the types of qualified plans in conjunction with which we may issue an Annuity. These descriptions are not exhaustive and are for general informational purposes only. We are not obligated to make or continue to make new Annuities available for use with all the types of qualified plans shown below.

The tax rules regarding qualified plans are complex. The application of these rules depends on individual facts and circumstances. Before purchasing an Annuity for use in funding a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment.

Qualified contracts include special provisions changing or restricting certain rights and benefits otherwise available to non-qualified annuities. You should read your Annuity carefully to review any such changes or limitations. The changes and limitations may include, but may not be limited to, restrictions on ownership, transferability, assignability, contributions, distributions, as well as reductions to the minimum allowable purchase payment for an annuity and any subsequent annuity you may purchase for use as a qualified contract. Additionally, various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

         Individual Retirement Programs: Eligible individuals may maintain an individual retirement account or individual retirement annuity ("IRA"). Subject to limitations, contributions of certain amounts may be deductible from gross income. Such persons may also maintain a form of IRA called a "Roth IRA". Contributions to a Roth IRA are not deductible but, under certain circumstances, distributions from such an account are tax-free. Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into a Roth IRA. Eligible employers that meet specified criteria may establish Simplified Employee Pensions using the employees' IRAs. These arrangements are known as SEP IRAs. Employer contributions that may be made to SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.

         Tax Sheltered Annuities: A tax sheltered annuity ("TSA") under Section 403(b) of the Code is a contract into which contributions may be made for the benefit of their employees by certain qualifying employers: public schools and certain charitable, educational and scientific organizations. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements apply as well.

         Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various retirement plans established by corporate employers. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on contributions and distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

         H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans".
These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

         Tax Treatment of Distributions from Qualified Annuities: A 10% penalty tax applies to the taxable portion of a distribution from a qualified contract unless one of the following exceptions apply to such distribution: (a) it is part of a properly executed transfer to another IRA, an individual retirement account or another eligible qualified plan; (b) it occurs on or after the taxpayer's age 59 1/2; (c) it is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) it is part of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary; (e) it is subsequent to a separation from service after the taxpayer attains age 55; (f) it does not exceed the employee's allowable deduction in that tax year for medical care; and (g) it is made to an alternate payee pursuant to a qualified domestic relations order. The exceptions stated above in (e), (f) and (g) do not apply to IRAs.

         Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

         OTHER MATTERS: Outlined below are certain miscellaneous matters you should know before investing in an Annuity.

         Deferral of Transactions: We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3%, or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

         Resolving Material Conflicts: Underlying mutual funds or portfolios may be available to registered separate accounts offering either or both life and annuity contracts of insurance companies not affiliated with us. We also may offer life insurance and/or annuity contracts that offer different variable investment options from those offered under this Annuity, but which invest in the same underlying mutual funds or portfolios. It is possible that differences might arise between our Separate Account B and one or more accounts of other insurance companies which participate in a portfolio. It is also possible that differences might arise between a Sub-account offered under this Annuity and variable investment options offered under different life insurance policies or annuities we offer, even though such different variable investment options invest in the same underlying mutual fund or portfolio. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect either these different life and annuity separate accounts or differing life insurance policies and annuities. It could also arise by reason of differences in voting instructions of persons with voting rights under our policies and/or annuities and those of other companies, persons with voting rights under annuities and those with rights under life policies, or persons with voting rights under one of our life policies or annuities with those under other life policies or annuities we offer. It could also arise for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we will take the necessary action to protect persons with voting rights under our life policies or annuities vis-a-vis those with rights under life policies or annuities offered by other insurance companies. We will also take the necessary action to treat equitably persons with voting rights under this Annuity and any persons with voting rights under any other life policy or annuity we offer.

         Modification: We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the 1940 Act; (f) operate Separate Account B as a management investment company under the 1940 Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the 1940 Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

         Misstatement of Age or Sex: If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

         Ending the Offer: We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

         Indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

         Legal Proceedings: As of the date of this Prospectus, neither we nor ASM, Inc. were involved in any litigation outside of the ordinary course of business, and know of no material claims.

THE COMPANY: American Skandia Life Assurance Corporation (the "Company") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states. It is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. The Company markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, the Company markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

     In addition, the Company has 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long-term savings products within Mexico. The Company's investment in Skandia Vida, S.A. de C.V. is $1.5 million at December 31,1997.

         Lines of Business: The Company is in the business of issuing annuity policies, and has been so since its business inception in 1988. The Company currently offers the following annuity products: a) certain deferred annuities that are registered with the Securities and Exchange Commission, including variable annuities and fixed interest rate annuities that include a market value adjustment feature; b) certain other fixed deferred annuities that are not registered with the Securities and Exchange Commission; c) certain group variable annuities that are not registered with the Securities and Exchange Commission that serve as funding vehicles for various types of qualified pension and profit sharing plans; and d) fixed and adjustable immediate annuities.

         Selected Financial Data: The following selected financial data is qualified by reference to, and should be read in conjunction with, the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Prospectus. The selected financial data as of and for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993 has not been audited. The selected financial data has been derived from the full financial statements for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 which were presented in conformity with generally accepted accounting principles and which were audited by Ernst & Young LLP, independent auditors, with respect to the year ended December 31, 1997 and Deloitte & Touche LLP, independent auditors, with respect to the years ended December 31, 1996 and 1995, whose respective reports on the Company's consolidated financial statements as of December 31, 1997 and 1996, and for the three years in the period ended December 31, 1997, are included herein.

                                               FOR THE YEAR ENDED DECEMBER 31,
                                         1997             1996             1995             1994             1993
                                         ----             ----             ----             ----             ----
     Income Statement Data:
     Revenues:
     Annuity charges and fees*    $   121,157,846   $   69,779,522   $   38,837,358   $   24,779,785   $   11,752,984
     Fee income                        27,587,231       16,419,690        6,205,719        2,111,801          938,336
     Net investment income              8,181,073        1,585,819        1,600,674        1,300,217          692,758
     Annuity premium income
       and other revenues               1,088,144          265,103           45,524           92,608          432,936
                                  ---------------   --------------   --------------   --------------   --------------


     Total revenues               $   158,014,294   $   88,050,134   $   46,689,275   $   28,284,411   $   13,817,014
                                  ===============   ==============   ==============   ==============   ==============

     Benefits and Expenses:
     Annuity benefits                   2,033,275          613,594          555,421          369,652          383,515
     Increase/(decrease) in annuity
       policy reserves                     37,270          634,540       (6,778,756)       5,766,003        1,208,454
     Cost of minimum death benefit
       reinsurance                      4,544,697        2,866,835        2,056,606            -                -
     Return credited
       to contractowners               (2,018,635)         672,635       10,612,858         (516,730)         252,132
     Underwriting, acquisition and
       other insurance expenses        90,496,952       49,887,147       35,914,392       18,942,720        9,547,951
     Interest expense                  24,895,456       10,790,716        6,499,414        3,615,845          187,156
                                  ---------------   --------------   --------------   --------------   --------------
     Total benefits and expenses  $   119,989,015   $   65,465,467   $   48,859,935   $   28,177,490   $   11,579,208
                                  ===============   ==============   ==============   ==============   ==============

     Income tax (benefit) expense $    10,477,746   $   (4,038,357)  $      397,360   $      247,429   $      182,965
                                  ===============   ==============   ==============   ==============   ==============

     Net income (loss)            $    27,547,533   $   26,623,024   $   (2,568,020)  $     (140,508)  $    2,054,841
                                  ===============   ==============   ==============   ==============   ==============
     Balance Sheet Data:
     Total Assets                 $12,972,416,108   $8,347,695,595   $5,021,012,890   $2,864,416,329   $1,558,548,537
                                  ===============   ==============   ==============   ==============   ==============
     Future fees payable
       to parent                  $   233,033,818   $   47,111,936   $            0   $            0   $            0
                                  ===============   ==============   ==============   ==============   ==============


     Surplus Notes                $   213,000,000   $  213,000,000   $  103,000,000   $   69,000,000   $   20,000,000
                                  ===============   ==============   ==============   ==============   ==============

     Shareholder's Equity         $   184,421,044   $  126,345,031   $   59,713,000   $   52,205,524   $   52,387,687
                                  ===============   ==============   ==============   ==============   ==============


     * On  annuity  sales  of  $3,697,990,000,  $2,795,114,000,  $1,628,486,000,
       $1,372,874,000 and $890,640,000 during the years ended December 31, 1997,
       1996, 1995, 1994, and 1993, respectively, with contractowner assets under management of $12,119,191,000, $7,764,891,000, $4,704,044,000,
       $2,661,161,000  and  $1,437,554,000  as of December 31, 1997, 1996, 1995,
       1994 and 1993, respectively.

The above selected financial data should be read in conjunction with the financial statements and the notes thereto.

           Management's Discussion and Analysis of Financial Condition
                            and Results of Operations

     RESULTS OF OPERATIONS The Company's long term business plan was developed reflecting the current sales and marketing approach. Annuity sales increased 32%, 72% and 19% in 1997, 1996 and 1995, respectively. The Company continues to show significant growth in sales volume and increased market share within the variable annuity industry. This growth is a result of innovative product development activities, expansion of distribution channels and a focused effort on customer orientation.

         The Company primarily offers and sells a wide range of deferred annuities through three focused marketing, sales and service teams. Each team specializes in addressing one of the Company's primary distribution channels: (a) financial planning firms; (b) broker-dealers that generally are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (c) broker-dealers affiliated with banks or which specialize in marketing to customers of banks. The Company also offers a number of specialized products distributed by select, large distributors. In 1995 and 1996, the Company restructured its internal operations to better support the specialized marketing, sales and service needs of the primary distribution channels and of the select distributors of specialized products. There has been continued growth and success in expanding the number of selling agreements in the primary distribution channels. There has also been increased success in enhancing the relationships with the registered representatives/insurance agents of all the selling firms.

               Total  assets  grew  55%,  66% and 75% in 1997,  1996  and  1995, respectively. These increases were a direct result of the substantial sales volume increasing separate account assets and deferred acquisition costs as well as 1997 and 1996 growth in fixed maturity investments in support of the Company's risk based capital requirements. Liabilities grew 56%, 65%, and 76% in 1997, 1996 and 1995, respectively, as a result of the reserves required for the increased sales activity along with borrowings during these periods. The borrowings are needed to fund the acquisition costs of the Company's variable annuity business.

               The Company experienced a net gain after tax in 1997 and 1996 and a net loss after tax in 1995. The 1997 and 1996 results were related to the strong sales volume, favorable market climate, expense savings relative to sales volume and recognition of certain tax benefits.

               The 1995 result was related to higher than anticipated expense levels and additional reserving requirements on our market value adjusted annuities. The increase in expenses was primarily attributable to improving our service infrastructure and marketing related costs, which was in part responsible for the strong sales and financial performance in 1996.

               Increasing volume of annuity sales results in higher assets under management. The fees realized on assets under management have resulted in annuity charges and fees increasing 74%, 80% and 57% in 1997, 1996 and 1995, respectively.

               Fee income has increased 68%, 165% and 194% in 1997, 1996 and 1995, respectively, as a result of income from transfer agency type activities. These increases are also as a result of increases in assets under management.

               Net investment income increased 416% in 1997, decreased 1% in 1996 and increased 23% in 1995. The increase in 1997 was a direct result of increased bond holdings in support of the Company's risk based capital. The level net investment income in 1996 was a result of the consistent investment holdings throughout most of the year. The increase in 1995 was a result of a higher average level of Company bonds and short-term investments.

               Annuity premium income represents premiums earned on sales of immediate annuities with life contingencies and supplementary contracts with life contingencies.

               Annuity  benefits  represent  payments on annuity  contracts with mortality risks, these being immediate annuity contracts with life contingencies and supplementary contracts with life contingencies.

               Increase/(decrease) in annuity policy reserves represents changes in reserves for the immediate annuity with life contingencies, supplementary contracts with life contingencies and guaranteed minimum death benefits. During 1995, the Company entered into an agreement to reinsure the guaranteed minimum death benefit exposure on most of the variable annuity contracts. The costs associated with reinsuring the guaranteed minimum death benefit reserve exceeded the change in the guaranteed minimum death benefit reserve during 1997 and 1996 as a result of minimum required premiums within the reinsurance contract. The costs associated with reinsuring the guaranteed minimum death benefit reserve approximate the change in the guaranteed minimum death benefit reserve during 1995, thereby having no significant effect on the statement of operations.

                Return credited to contractowners represents revenues on the variable and market value adjusted annuities offset by the benefit payments and change in reserves required on this business. Also included are the benefit payments and change in reserves on immediate annuity contracts without significant mortality risks. The 1997 return credited to contractowners in the amount of ($2.0) millions represents a break-even year for our market value adjusted product line for the year. The 1996 return credited to contractowners in the amount of $0.7 million represents a favorable investment return on the market value adjusted contracts relating to the benefits and required reserves, offset by the effect of bond market fluctuations on December 31, 1996 in the amount of $1.8 million. While the assets relating to the market value adjusted contracts reflect the market interest rate fluctuations which occurred on December 31, 1996, the liabilities are based on the interest rates set for new contracts which are generally based on the prior day's interest rates. During the first week of January 1997, interest rates were established for new contracts, thereby bringing the liabilities relating to the market value adjusted contracts in line with the related assets. Consequently, the gain realized in 1997 was a result of this liability shift.

               In 1995, the Company earned a lower than anticipated separate account investment return on the market value adjusted contracts in support of the benefits and required reserves. In addition, the 1995 result includes an increase in the required reserves associated with this product.

               Underwriting, acquisition and other insurance expenses for 1997 were made up of $186.9 million of commissions and $94.5 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $191.1 million. This compares to the same period last year of $140.4 million of commissions and $63.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $153.9 million.

               Underwriting, acquisition and other insurance expenses for 1995 is made up of $62.8 million of commissions and $42.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $69.2 million.

               Interest expense increased $14.1 million, $4.3 million and $2.9 million in 1997, 1996 and 1995, respectively, as a result of Surplus Notes totaling $213 million, $213 million and $103 million, at December 31, 1997, 1996 and 1995, respectively, along with interest on Securitization (future fees payable to Parent) transactions for the year 1997.

               Income tax reflected an expense of $10.5 million for the year ended December 31, 1997, a benefit of $4 million for the year ended December 31, 1996 and an expense of $0.4 million for the year ended December 31, 1995. The 1997 income tax expense is a net result of applying the federal income tax rate of 35% to pre-tax earnings reduced by permanent differences, with the most significant item being the dividend received deduction. The 1996 benefit is related to management's release of the deferred tax valuation allowance of $9.3 million, established prior to 1996. Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax assets. Income tax expense in 1995 relates principally to an increase in the deferred tax valuation allowance of $1.7 million, as well as, the Company being in an Alternative Minimum Tax position for the year.

               Liquidity and Capital Resources: The liquidity requirement of the Company was met by cash from insurance operations, investment activities, borrowings from its Parent and sale of rights to future fees and charges to its Parent.

               As previously stated, the Company continued to have significant growth during 1997. The sales volume of $3.698 billion was primarily (approximately 94%) variable annuities, most of which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the cash made available by insurance operations and investments of the Company. During 1996, the Company borrowed an additional $110 million from its Parent in the form of Surplus Notes. Also, during 1997 and 1996, the Company extended its reinsurance agreements (which were initiated in 1993, 1994 and
               1995). The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business. The income and expense items presented above are net of reinsurance.

               In addition, on December 17, 1996, the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996 (Transaction 1996-1). Also, the Company entered into the following similar transactions during 1997.

                             Closing        Effective          Contract Issue
               Transaction     Date            Date                Period
               -----------   -------        ---------          --------------

                   1997-1    7/23/97          6/1/97      3/1/96   -   4/30/97
                   1997-2   12/30/97         12/1/97      5/1/95   -  12/31/96
                   1997-3   12/30/97         12/1/97      5/1/96   -  10/31/97

               In connection with these transactions, the Parent, through a trust, issued collateralized notes in a private placement, which are secured by the rights to receive future fees and charges purchased from the Company.

                Under the terms of the Purchase Agreements, the rights sold provide for the Parent to receive 80% (100% for Transaction 1997-3) of future mortality and expense charges and contingent deferred sales charges, after reinsurance where applicable, expected to be realized over the remaining surrender charge period of the designated contracts (6 to 8 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

               The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value of the transactions (discounted at 7.5%) of future fees as of the respective Effective Date was as follows (amounts in millions):

                                                  Present
                               Transaction         Value
                               -----------        -------

                                  1996-1           $50.2
                                  1997-1            58.8
                                  1997-2            77.6
                                  1997-3            58.2

               The Company expects to use borrowing, reinsurance and the sale of future fee revenues to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

               The tremendous growth of this young organization has depended on capital support from its Parent. During December 1997, the Company received $27.7 million from its Parent to support the capital needs of its increased business during 1997 and the anticipated 1998 growth in business.

               As of December 31, 1997 and 1996, shareholder's equity was $184.4 million and $126.3 million, respectively, which includes the carrying value of state insurance licenses in the amount of $4.6 million and $4.7 million, respectively.

               ASLAC has long term surplus notes with its Parent and a short-term borrowing with an affiliate. No dividends have been paid to its parent company.


                Year 2000 Compliance: The Company is a relatively young company whose internally developed systems were designed from the start with the correct four digit date fields. As a result, the Company anticipates few technical problems related to the year 2000. However, we take this matter seriously and continue to take precautions to ensure year 2000 compliance.

               Steps taken to date include:

                1. Any new, externally developed software is evaluated for year 2000 compliance before purchase. We also evaluate all new service providers.
                2. An external specialist had been engaged to perform a complete assessment ofthe Company's operating systems and internally developed software.
                3. The Company is working with external business partners and software providers to request and review their year 2000 compliance status and plans.

               We  anticipate  full  internal   compliance  by  September  1998,
               followed by continuous evaluation of internal systems, external business partners and software providers until the year 2000.

         Reserves: We are obligated to carry on our statutory books, as liabilities, actuarial reserves to meet our obligations on outstanding annuity or life insurance contracts. This is required by the life insurance laws and regulations in the jurisdictions in which we do business. Such reserves are based on mortality and/or morbidity tables in general use in the United States. In general, reserves are computed amounts that, with additions from premiums to be received, and with interest on such reserves compounded at certain assumed rates, are expected to be sufficient to meet our policy obligations at their maturities if death occurs in accordance with the mortality tables employed. In the accompanying Financial Statements these reserves for policy obligations are determined in accordance with generally accepted accounting principles and are included in the liabilities of our separate accounts and the general account liabilities for future benefits of annuity or life insurance contracts we issue.

         Competition: We are engaged in a business that is highly competitive due to the large number of insurance companies and other entities competing in the marketing and sale of insurance products. There are approximately 2300 stock, mutual and other types of insurers in the life insurance business in the United States.

         Employees: As of December 31, 1997, we had 456 direct salaried employees. An affiliate, American Skandia Information Services and Technology Corporation, which provides services almost exclusively to us, had 79 direct salaried employees.

         Regulation: We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. We are regulated and supervised by the Connecticut Commissioner of Insurance. By March 1 of every year, we must prepare and file an annual statement, in a form prescribed by the Connecticut Insurance Department, which covers our operations for the preceding calendar year, and must prepare and file our statement of financial condition as of December 31 of such year. The Commissioner and his or her agents have the right at all times to review or examine our books and assets. A full examination of our operations will be conducted periodically according to the rules and practices of the National Association of Insurance Commissioners ("NAIC"). We are subject to the insurance laws and various federal and state securities laws and regulations and to regulatory agencies, such as the Securities and Exchange Commission (the "SEC") and the Connecticut Banking Department, which administer those laws and regulations.

We can be assessed up to prescribed limits for policyholder losses incurred by insolvent insurers under the insurance guaranty fund laws of most states. We cannot predict or estimate the amount any such future assessments we may have to pay. However, the insurance guaranty laws of most states provide for deferring payment or exempting a company from paying such an assessment if it would threaten such insurer's financial strength.

Several states, including Connecticut, regulate insurers and their affiliates under insurance holding company laws and regulations. This applies to us and our affiliates. Under such laws, inter-company transactions, such as dividend payments to parent companies and transfers of assets, may be subject to prior notice and approval, depending on factors such as the size of the transaction in relation to the financial position of the companies.

Currently, the federal government does not directly regulate the business of insurance. However, federal legislative, regulatory and judicial decisions and initiatives often have significant effects on our business. Types of changes that are most likely to affect our business include changes to: (a) the taxation of life insurance companies; (b) the tax treatment of insurance products; (c) the securities laws, particularly as they relate to insurance and annuity products; (d) the "business of insurance" exemption from many of the provisions of the anti-trust laws; (e) the barriers preventing most banks from selling or underwriting insurance: and (f) any initiatives directed toward improving the solvency of insurance companies. We would also be affected by federal initiatives that have impact on the ownership of or investment in United States companies by foreign companies or investors.

Executive Officers and Directors:

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation

Gordon C. Boronow*                                            Deputy Chief Executive                          Deputy Chief Executive
45                                                            Officer and President                           Officer and President:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Nancy F. Brunetti                                             Director (since February, 1996)          Executive Vice President and
36                                                                                                          Chief Operating Officer:
                                                                                                       American Skandia Information
                                                                                                 Services and Technology Corporation

Malcolm M. Campbell                                           Director (since July, 1991)                 Director of Operations and
42                                                                                                     Chief Actuary, Assurance and
                                                                                                        Financial Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi*                                               Chief Executive                    Senior Executive Vice President and
53                                                            Officer and                      Member of Executive Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Lincoln R. Collins                                            Executive Vice President and                 Executive Vice President
37                                                            Chief Operating Officer                   and Chief Operating Officer:
                                                              Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
44                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Wade A. Dokken                                                Director (since July, 1991)                       President and Deputy
38                                                                                                          Chief Executive Officer:
                                                                                            American Skandia Marketing, Incorporated


Brian L. Hirst                                                Vice President,                                        Vice President,
50                                                            Corporate Actuary                                   Corporate Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Hirst joined us in 1996. He previously held the positions of Vice President from 1993 to 1996 and Second Vice President from 1987 to 1992 at Allmerica
Financial.

N. David Kuperstock                                           Vice President,                                        Vice President,
46                                                            Product Development                               Product Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
45                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since October, 1994)         Director - Marketing and Sales,
43                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Vice President,                                        Vice President,
36                                                            Controller                                                 Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

     Mr. Monroe joined us in 1996.  He  previously  held  positions of Assistant
Vice President and Director at Allmerica  Financial  from August,  1994 to July,
1996 and Senior Manager at KPMG Peat Marwick from July, 1983 to July, 1994.

Rodney D. Runestad                                            Vice President                                         Vice President:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Anders O. Soderstrom                                          Executive Vice President and                             President and
38                                                            Chief Information Officer                   Chief Information Officer:
                                                              Director (since September, 1994)          American Skandia Information
                                                                                                 Services and Technology Corporation

Amanda C. Sutyak                                              Executive Vice President                                Vice President
40                                                            Director (since July, 1991)                           American Skandia
                                                                                                             Marketing, Incorporated

C. Ake Svensson                                               Treasurer,                                   Vice President, Corporate
47                                                            Director (since December, 1994)              Controller and Treasurer:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

Mr.  Svensson  joined us in 1994. He previously held the position of Senior Vice
President with Nordenbanken.

Bayard F. Tracy                                               Director (since September, 1994)                Senior Vice President,
50                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Jeffrey M. Ulness                                             Vice President,                                        Vice President,
37                                                            Product Management                                 Product Management:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

    Mr. Ulness joined us in 1994. He previously held the positions of Counsel at North American Security Life Insurance Company from March, 1991 to July, 1994 and Associate at LeBoeuf, Lamb, Leiby, Green and MacRae from January, 1990 to
March 1991.


--------
* Trustees of American  Skandia  Trust,  one of the  underlying  mutual funds in which the Sub-accounts offered pursuant to this Prospectus invest.



CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION: The following are the contents of the Statement of Additional Information:

(1) General Information Regarding American Skandia Life Assurance Corporation

(2) Principal Underwriter

(3) Calculation of Performance Data

(4) Unit Price Determinations

(5) Calculating the Market Value Adjustment

(6) Independent Auditors

(7) Legal Experts

(8) Appendix A - Financial Statements for Separate Account B (Class 1 Sub-accounts)

FINANCIAL STATEMENTS: The consolidated financial statements which follow in Appendix A are those of American Skandia Life Assurance Corporation as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. Financial statements for the Class 1 Sub-accounts of Separate Account B are found in the Statement of Additional Information.

                                   APPENDIXES


APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION


APPENDIX B SHORT DESCRIPTIONS OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

                                   APPENDIX A

FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholder of
   American Skandia Life Assurance Corporation
Shelton, Connecticut


We have audited the consolidated statement of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1997, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Skandia Life Assurance Corporation at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/Ernst & Young LLP
--------------------
Hartford, Connecticut


February 20, 1998

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of
   American Skandia Life Assurance Corporation
Shelton, Connecticut


We have audited the accompanying consolidated statement of financial condition of American Skandia Life Assurance Corporation and subsidiary (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1996, and the related consolidated statements of operations, shareholder's equity, and cash flows for each of the two years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation and subsidiary as of December 31, 1996, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
------------------------
New York, New York


March 10, 1997

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                       AS OF DECEMBER 31,
                                                       1997             1996
                                                ---------------   --------------

ASSETS

Investments:
   Fixed maturities - at amortized cost         $     9,366,671   $   10,090,369
   Fixed maturities - at fair value                 108,323,668       87,369,724
   Investment in mutual funds - at fair value         6,710,851        2,637,731
   Policy loans                                         687,267          159,482
                                                ---------------   --------------
Total investments                                   125,088,457      100,257,306

Cash and cash equivalents                            81,974,204       45,332,131
Accrued investment income                             2,441,671        1,958,546
Fixed assets                                            356,153          229,780
Deferred acquisition costs                          628,051,995      438,640,918
Reinsurance receivable                                3,120,221        2,167,818
Receivable from affiliates                            1,910,895          691,532
Income tax receivable - current                       1,047,493            -
Income tax receivable - deferred                     26,174,369       17,217,582
State insurance licenses                              4,562,500        4,712,500
Other assets                                          2,524,581        2,047,689
Separate account assets                          12,095,163,569    7,734,439,793
                                                ---------------   --------------

                    Total Assets                $12,972,416,108   $8,347,695,595
                                                ===============   ==============

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES:
Reserve for future contractowner benefits       $    43,204,443   $   36,245,936
Policy reserves                                      24,414,999       21,238,749
Income tax payable                                       -             1,124,151
Drafts outstanding                                   19,277,706       13,032,719
Accounts payable and accrued expenses                71,190,019       65,471,294
Payable to affiliates                                   584,283          685,724
Future fees payable to parent                       233,033,818       47,111,936
Payable to reinsurer                                 78,126,227       79,000,262
Short-term borrowing                                 10,000,000       10,000,000
Surplus notes                                       213,000,000      213,000,000
Separate account liabilities                     12,095,163,569    7,734,439,793
                                                ---------------   --------------

   Total Liabilities                             12,787,995,064    8,221,350,564
                                                ---------------   --------------

SHAREHOLDER'S EQUITY:
Common stock, $80 par, 25,000 shares
  authorized, issued and outstanding                  2,000,000        2,000,000
Additional paid-in capital                          151,527,229      122,250,117
Unrealized investment gains and losses, net             954,069         (319,631)
Foreign currency translation, net                      (286,038)        (263,706)
Retained earnings                                    30,225,784        2,678,251
                                                ---------------   --------------

   Total Shareholder's Equity                       184,421,044      126,345,031
                                                ---------------   --------------

   Total Liabilities and Shareholder's Equity   $12,972,416,108   $8,347,695,595
                                                ===============   ==============

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                               1997          1996          1995
                                                           ------------  ------------   -----------
REVENUES:

Annuity charges and fees                                   $121,157,846   $69,779,522   $38,837,358
Fee income                                                   27,587,231    16,419,690     6,205,719
Net investment income                                         8,181,073     1,585,819     1,600,674
Annuity premium income                                          920,042       125,000         -
Net realized capital gains                                       87,103       134,463        36,774
Other                                                            80,999         5,640         8,750
                                                           ------------   -----------   -----------

     Total Revenues                                         158,014,294    88,050,134    46,689,275
                                                           ------------   -----------   -----------


BENEFITS AND EXPENSES:

Benefits:
  Annuity benefits                                            2,033,275       613,594       555,421
  Increase/(decrease) in annuity policy reserves                 37,270       634,540    (6,778,756)
  Cost of minimum death benefit reinsurance                   4,544,697     2,866,835     2,056,606
  Return credited to contractowners                          (2,018,635)      672,635    10,612,858
                                                           ------------   -----------   -----------

                                                              4,596,607     4,787,604     6,446,129
                                                           ------------   -----------   -----------

Expenses:
  Underwriting, acquisition and other insurance expenses     90,346,952    49,737,147    35,764,392
  Amortization of state insurance licenses                      150,000       150,000       150,000
  Interest expense                                           24,895,456    10,790,716     6,499,414
                                                           ------------   -----------   -----------

                                                            115,392,408    60,677,863    42,413,806
                                                           ------------   -----------   -----------

     Total Benefits and Expenses                            119,989,015    65,465,467    48,859,935
                                                           ------------   -----------   -----------

Income (loss) from operations
     before income taxes                                     38,025,279    22,584,667    (2,170,660)

     Income tax expense (benefit)                            10,477,746    (4,038,357)      397,360
                                                           ------------   -----------   -----------

Net income (loss)                                          $ 27,547,533   $26,623,024   $(2,568,020)
                                                           ============   ===========   ===========



                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY




                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                1997           1996           1995
                                                            ------------   ------------   ------------

Common stock, balance at beginning and end of year          $  2,000,000   $  2,000,000   $  2,000,000
                                                            ------------   ------------   ------------

Additional paid-in capital:
  Balance at beginning of year                               122,250,117     81,874,666     71,623,932
  Additional contributions                                    29,277,112     40,375,451     10,250,734
                                                            ------------   ------------   ------------

  Balance at end of year                                     151,527,229    122,250,117     81,874,666
                                                            ------------   ------------   ------------

Unrealized investment gains and losses:
  Balance at beginning of year                                  (319,631)       111,359        (41,655)
  Change in unrealized investment gains and losses, net        1,273,700       (430,990)       153,014
                                                            ------------   ------------   ------------

  Balance at end of year                                         954,069       (319,631)       111,359
                                                            ------------   ------------   ------------

Foreign currency translation:
  Balance at beginning of year                                  (263,706)      (328,252)         -
  Change in foreign currency translation, net                    (22,332)        64,546       (328,252)
                                                            ------------   ------------   ------------

  Balance at end of year                                        (286,038)      (263,706)      (328,252)
                                                            ------------   ------------   ------------

Retained earnings (deficit):
  Balance at beginning of year                                 2,678,251    (23,944,773)   (21,376,753)
  Net income (loss)                                           27,547,533     26,623,024     (2,568,020)
                                                            ------------   ------------   ------------

  Balance at end of year                                      30,225,784      2,678,251    (23,944,773)
                                                            ------------   ------------   ------------


      Total Shareholder's Equity                            $184,421,044   $126,345,031   $ 59,713,000
                                                            ============   ============   ============

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS




                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                          1997               1996              1995
                                                                   ---------------    ---------------    --------------
CASH FLOW FROM OPERATING ACTIVITIES:

  Net income/(loss)                                                $    27,547,533         26,623,024        (2,568,020)
  Adjustments to reconcile net income/(loss) to net cash
    used in operating activities:
      Increase/(decrease) in policy reserves                             3,176,250          1,852,259        (4,667,765)
      Amortization of bond discount                                         72,986             27,340            23,449
      Amortization of insurance licenses                                   150,000            150,000           150,000
      Change in receivable from/payable to affiliates                   (1,320,804)           540,484          (347,884)
      Change in income tax receivable/payable                           (2,171,644)         1,688,001          (600,849)
      Increase in other assets                                            (603,265)          (661,084)         (372,120)
      Increase in accrued investment income                               (483,125)        (1,764,472)          (20,420)
      Increase in reinsurance receivable                                  (952,403)          (179,776)       (1,988,042)
      Increase in deferred acquisition costs, net                     (189,411,077)      (168,418,535)      (96,212,774)
      Increase in income tax receivable - deferred                      (9,630,603)       (16,903,477)            -
      Increase in accounts payable and accrued expenses                  5,718,725         32,322,727           945,483
      Increase in drafts outstanding                                     6,244,987         13,032,719             -
      Change in foreign currency translation, net                          (34,356)           (77,450)         (328,252)
      Realized gain on sale of investments                                 (87,103)          (134,463)          (36,774)
                                                                   ---------------    ---------------    --------------

  Net cash used in operating activities                               (161,783,899)      (111,902,703)     (106,023,968)
                                                                   ---------------    ---------------    --------------

CASH FLOW FROM INVESTING ACTIVITIES:

  Purchase of fixed maturity investments                               (28,905,493)       (96,812,903)          (614,289)
  Proceeds from sale and maturity of fixed maturity investments         10,755,550          8,947,390            100,000
  Purchase of shares in mutual funds                                    (5,595,342)        (2,160,347)        (1,566,194)
  Proceeds from sale of shares in mutual funds                           1,415,576          1,273,640            867,744
  Increase in policy loans                                                (527,785)          (104,427)           (37,807)
  Change in investments of separate account assets                  (3,691,031,470)    (2,789,361,685)    (1,609,415,439)
                                                                   ---------------    ---------------    ---------------

  Net cash used in investing activities                             (3,713,888,964)    (2,878,218,332)    (1,610,665,985)
                                                                   ---------------    ---------------    ---------------

CASH FLOW FROM FINANCING ACTIVITIES:

  Capital contributions from parent                                     29,277,112         40,375,451         10,250,734
  Surplus notes                                                             -             110,000,000         34,000,000
  Increase in future fees payable to parent                            185,921,882         47,111,936             -
  Increase/(decrease) in payable to reinsurer                             (874,035)        14,004,792         24,890,064
  Proceeds from annuity sales                                        3,697,989,977      2,795,114,603      1,628,486,076
                                                                   ---------------    ---------------    ---------------

  Net cash provided by financing activities                          3,912,314,936      3,006,606,782      1,697,626,874
                                                                   ---------------    ---------------    ---------------

Net increase/(decrease) in cash and cash equivalents                    36,642,073         16,485,747        (19,063,079)
                                                                   ---------------    ---------------    ---------------

Cash and cash equivalents at beginning of year                          45,332,131         28,846,384         47,909,463
                                                                   ---------------    ---------------    ---------------

Cash and cash equivalents at end of year                           $    81,974,204         45,332,131         28,846,384
                                                                   ===============    ===============    ===============

SUPPLEMENTAL CASH FLOW DISCLOSURE:
  Income taxes paid                                                $    22,307,992         11,177,120            995,496
                                                                   ===============    ===============    ===============

  Interest paid                                                    $    16,915,835          7,094,767            540,319
                                                                   ===============    ===============    ===============

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements
                                December 31, 1997


1.       ORGANIZATION AND OPERATION

         American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"); whose ultimate parent is Skandia Insurance Company Ltd., a Swedish corporation.

         The Company develops annuity products and issues its products through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable, fixed, market value adjusted and immediate annuities.

         The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long term savings products within Mexico. Total shareholder's equity of Skandia Vida, S.A. de C.V. is $1,509,146 as of December 31, 1997.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.  Basis of Reporting

             The  accompanying   consolidated  financial  statements  have  been
             prepared  in  conformity   with   generally   accepted   accounting
             principles. Intercompany transactions and balances have been eliminated in consolidation.

             Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.  New Accounting Pronouncements

             In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 130, "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. SFAS 130 sets standards for the reporting and display of comprehensive income and its components in financial statements. Application of the new rules will not impact the Company's financial position or net income. The Company expects to adopt this pronouncement in the first quarter of 1998, which will include the presentation of comprehensive income for prior periods presented for comparative purposes, as required by SFAS 130. The primary element of comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available for sale.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         C.  Investments

             The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale are carried at fair value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

             The Company has classified its mutual fund investments as available-for-sale. Such investments are carried at fair value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

             Policy loans are carried at their unpaid principal balances.

             Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

         D.  Cash Equivalents

             The Company considers all highly liquid time deposits, commercial paper and money market mutual funds purchased with a maturity of three months or less to be cash equivalents.

         E.  State Insurance Licenses

             Licenses to do business in all states have been capitalized and reflected at the purchase price of $6 million less accumulated amortization. The cost of the licenses is being amortized over 40 years.

         F.  Fixed Assets

             Fixed assets consisting of furniture, equipment and leasehold improvements are carried at cost and depreciated on a straight line basis over a period of three to five years. Accumulated depreciation amounted to $95,823 and $32,641 at December 31, 1997 and 1996, respectively. Depreciation expense for the years ended December 31, 1997 and 1996 was $63,182 and $28,892, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         G.  Recognition of Revenue and Contract Benefits

             Annuity contracts without significant mortality risk, as defined by SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts", are classified as investment contracts (variable, market value adjusted and certain immediate annuities) and those with mortality risk (immediate annuities) as insurance products. The policy for revenue and contract benefit recognition is described below.

             Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

             Revenues for market value adjusted annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which is included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account liability for future contractowner benefits to the extent in excess of the separate account liabilities.

             Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.5% to 8.25% at both December 31, 1997 and 1996.

             Annuity    sales   were    $3,697,990,000,    $2,795,114,000    and
             $1,628,486,000 for the years ended December 31, 1997, 1996 and 1995, respectively. Annuity contract assets under management were $12,119,191,000, $7,764,891,000 and $4,704,044,000 at December 31,
             1997, 1996 and 1995, respectively.

         H.  Deferred Acquisition Costs

             The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred. These costs include commissions, cost of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


             Details of the deferred acquisition costs and related amortization for the years ended December 31, are as follows:

                                                         1997            1996             1995
                                                         ----            ----             ----

              Balance at beginning of year          $438,640,918     $270,222,383     $174,009,609

              Acquisition costs deferred
                during the year                      262,257,543      190,995,588      106,063,698

              Acquisition costs amortized
                during the year                       72,846,466       22,577,053        9,850,924
                                                    ------------     ------------     ------------

              Balance at end of year                $628,051,995     $438,640,918     $270,222,383
                                                    ============     ============     ============


         I.   Separate Accounts

              Assets and liabilities in Separate Accounts are shown as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds and short-term securities, all of which are carried at fair value.

              Included in Separate Account liabilities are $773,066,633 and $644,233,883 at December 31, 1997 and 1996, respectively, relating to annuity contracts for which the contractholder is guaranteed a fixed rate of return. Separate Account assets of $773,066,633 and $644,233,883 at December 31, 1997 and 1996, respectively, consisting of long term bonds, short term securities, transfers due from general account and cash are held in support of these annuity contracts, pursuant to state regulation.

         J.   Fair Values of Financial Instruments

              The methods and assumptions used to determine the fair value of financial instruments are as follows:

              Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

              Fair values of investments in mutual funds are based on quoted market prices.

              The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these investments.

              Fair values of certain financial instruments, such as future fees payable to the parent and surplus notes are not readily determinable and are excluded from fair value disclosure requirements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         K.  Income Taxes

             The Company is included in the consolidated federal income tax return of Skandia U.S. Holding Corporation and its subsidiaries. In accordance with the tax sharing agreement, the federal and state income tax provision is computed on a separate return basis, as adjusted for consolidated items, such as net operating loss carryforwards.

             Income taxes are provided in accordance with the SFAS 109, "Accounting for Income Taxes", which requires the asset and liability method of accounting for deferred taxes. The object of this method is to recognize an asset and liability for the expected future tax effects due to temporary differences between the financial reporting and the tax basis of assets and liabilities, based on enacted tax rates and other provisions of the tax law.


         L.  Translation of Foreign Currency

             The financial position and results of operations of the Company's Mexican subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rate in effect at each year-end. Statements of operations and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are included in shareholder's equity.

         M.  Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

         N.  Reinsurance

             The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity business. The reinsurance is effected under quota share contracts.

             The Company also reinsures certain mortality risks. These risks result from the guaranteed minimum death benefit feature in the variable annuity products.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


3.       INVESTMENTS

         The amortized cost, gross unrealized gains (losses) and estimated fair value of available-for-sale and held-to-maturity fixed maturities and investments in mutual funds as of December 31, 1997 and 1996 are shown below. All securities held at December 31, 1997 are publicly traded.

         Investments in fixed maturities as of December 31, 1997 consisted of the following:

                                                            Held-to-Maturity
                                                            ----------------

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value
                                           ---------          ----------          ----------             -----
         U.S. Government
         Obligations                      $3,789,498             $71,197            $  8,517          $3,852,178

         Obligations of State and
         Political Subdivisions               50,000                   -              -                   50,000

         Corporate Securities              5,527,173               1,949              19,487           5,509,635
                                         -----------             -------            --------         -----------

         Totals                           $9,366,671             $73,146             $28,004          $9,411,813
                                          ==========             =======             =======          ==========

                                                       Available-for-Sale
                                                       ------------------

                                                                Gross               Gross
                                         Amortized           Unrealized          Unrealized              Fair
                                           Cost                 Gains              Losses                Value
                                         ---------           ----------          ----------              -----
         U.S. Government
         Obligations                   $  14,999,291         $   201,664              -              $15,200,955

         Obligations of
         State and Political
         Subdivisions                        202,224                 318              -                  202,542

         Corporate
         Securities                       91,469,384           1,505,656            54,869            92,920,171
                                      --------------         -----------          --------          ------------

         Totals                         $106,670,899          $1,707,638           $54,869          $108,323,668
                                        ============          ==========           =======          ============

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 1997 are shown below.


                                                        Held-to-Maturity                  Available-for-Sale
                                                        ----------------                  ------------------

                                                    Amortized          Fair             Amortized          Fair
                                                      Cost             Value              Cost             Value
                                                    ---------          -----            ---------          -----

         Due in one year or less                    $1,049,977      $1,050,001      $   2,990,584       $  2,992,050

         Due after one through five years            8,062,630       8,105,822         26,857,218         27,121,041

         Due after five through ten years              254,064         255,990         76,823,097         78,210,577
                                                    ----------      ----------       ------------       ------------

                          Total                     $9,366,671      $9,411,813       $106,670,899       $108,323,668
                                                    ==========      ==========       ============       ============

         Investments in fixed maturities as of December 31, 1996 consisted of the following:

                                                                   Held-to-Maturity
                                                                   ----------------

                                                               Gross                Gross
                                       Amortized            Unrealized           Unrealized               Fair
                                         Cost                  Gains               Losses                 Value
                                       ---------            ----------           ----------               -----

         U.S. Government
         Obligations                  $  4,299,803              $88,268            $22,937            $  4,365,134

         Obligations of
         State and Political
         Subdivisions                      250,119                  229               -                    250,348

         Corporate
         Securities                      5,540,447                    -             62,660               5,477,787
                                       -----------            ----------          --------             -----------

         Totals                        $10,090,369              $88,497            $85,597             $10,093,269
                                       ===========              =======            =======             ===========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


                                                     Available for Sale
                                                     ------------------


                                                               Gross              Gross
                                       Amortized            Unrealized         Unrealized             Fair
                                         Cost                  Gains             Losses               Value
                                       ---------            ----------         ----------             -----

         U.S. Government
         Obligations                   $14,508,780               -             $  79,745           $14,429,035

         Obligations of
         State and Political
         Subdivisions                      202,516                  26              -                  202,542

         Other Government
         Obligations                     5,047,790               -                 7,440             5,040,350

         Corporate
         Securities                     68,101,413              83,312           486,928            67,697,797
                                       -----------             -------          --------           -----------

         Totals                        $87,860,499             $83,338          $574,113           $87,369,724
                                       ===========             =======          ========           ===========


         Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $5,055,550, $8,732,390 and $0, respectively. Proceeds from maturities during 1997, 1996 and 1995 were $5,700,000, $215,000 and $100,000, respectively.

         The cost, gross unrealized gains (losses) and fair value of investments in mutual funds at December 31, 1997 and 1996 are shown below:

                                                            Gross                Gross
                                                         Unrealized           Unrealized           Fair
                                       Cost                 Gains               Losses             Value
                                       ----              ----------           ----------           -----

         1997                        $6,895,821             $43,506            $228,476           $6,710,851
                                     ==========             =======            ========           ==========

         1996                        $2,638,695             $59,278           $  60,242           $2,637,731
                                     ==========             =======           =========           ==========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         Net realized investment gains (losses) were as follows for the years ended December 31:

                                               1997             1996              1995
                                               ----             ----              ----
         Fixed Maturities:
           Gross gains                    $    9,800         $    -             $   -
           Gross losses                          -                -                 -
         Investment in Mutual Funds:
           Gross gains                       115,824            139,814           65,236
           Gross losses                      (38,521)            (5,351)         (28,462)
                                          ----------        -----------         --------

         Totals                            $  87,103           $134,463          $36,774
                                           =========           ========          =======


4.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                                               1997                  1996                 1995
                                                               ----                  ----                 ----

         Fixed maturities                                   $6,616,560            $   836,591        $   629,743
         Cash and cash equivalents                           1,153,790                684,653            986,932
         Investment in mutual funds                            553,864                143,737             59,895
         Policy loans                                           28,243                  5,274              4,025
                                                            ----------             ----------         ----------

         Total investment income                             8,352,457              1,670,255          1,680,595

         Investment expenses                                   171,384                 84,436             79,921
                                                            ----------             ----------         ----------

         Net investment income                              $8,181,073             $1,585,819         $1,600,674
                                                            ==========             ==========         ==========


5.       INCOME TAXES

         The significant components of income tax expense (benefit) are as follows:

                                                            1997                    1996                 1995
                                                            ----                    ----                 ----

         Current tax expense                              $20,108,348           $12,865,120            $397,360

         Deferred tax benefit                              (9,630,602)          (16,903,477)                  -
                                                          -----------            ----------            --------

         Total income tax expense (benefit)               $10,477,746           $(4,038,357)           $397,360
                                                          ===========           ============           ========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1997 and 1996, are as follows:

                                                                        1997                       1996
                                                                        ----                       ----
         Deferred Tax (Liabilities):
             Deferred acquisition costs                            ($159,765,795)              ($103,072,477)
             Payable to reinsurer                                    (25,369,078)                (23,025,326)
             Policy fees                                                (656,311)                   (491,640)
             Unrealized investment gains and losses                     (513,731)                    172,109
                                                                   -------------               --------------

             Total                                                  (186,304,915)               (126,417,334)
                                                                    ------------                ------------

         Deferred Tax Assets:
             Net separate account liabilities                        175,872,109                 121,092,798
             Reserve for future contractowner benefits                15,121,555                  12,686,078
             Other reserve differences                                10,534,160                   4,527,886
             Deferred compensation                                     7,186,789                   4,392,526
             Surplus notes interest                                    2,728,676                     548,730
             Foreign exchange translation                                154,020                     141,996
             Other                                                       881,975                     244,902
                                                                   -------------               -------------

             Total                                                   212,479,284                 143,634,916
                                                                    ------------                ------------

             Net deferred tax balance                               $ 26,174,369                $ 17,217,582
                                                                    ============                ============

         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax asset. As such, the Company released the deferred tax valuation allowance of $9,324,853 in 1996.

         The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                                                                  1997                1996                1995
                                                                  ----                ----                ----

         Income (loss) before taxes                           $38,025,279         $22,584,667         ($2,170,660)
             Income tax rate                                           35%                 35%                 35%
                                                              -----------         -----------         -----------

         Tax expense at federal
             statutory income tax rate                         13,308,848           7,904,633            (759,731)

         Tax effect of:
             Change in valuation allowance                         -               (9,324,853)          1,680,339
             Dividend received deduction                       (4,585,000)         (2,266,051)           (477,139)
             Other                                                866,973            (707,685)            (48,821)

         State income taxes                                       886,925             355,599               2,712
                                                              -----------         -----------         -----------

         Income tax expense (benefit)                         $10,477,746        ($ 4,038,357)        $   397,360
                                                              ===========         ===========         ===========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


6.       RECEIVABLE FROM/PAYABLE TO AFFILIATES

         Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation, an affiliated company; and likewise, the Company has charged operating costs to American Skandia Investment Services, Incorporated, an affiliated company. The total cost to the Company for these items was $5,572,404, $11,581,114 and $12,687,337 for the years ended December
         31, 1997, 1996 and 1995, respectively. Income received for these items was $3,224,645, $1,148,364 and $396,573 for the years ended December
         31, 1997, 1996 and 1995, respectively. Amounts receivable from affiliates under these arrangements were $548,887 and $548,792 as of December 31, 1997 and 1996, respectively. Amounts payable to affiliates under these arrangements were $263,742 and $619,089 as of December 31, 1997 and 1996, respectively.

7.        FUTURE FEES PAYABLE TO PARENT

         On December 17, 1996, the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period from January 1, 1994 through June 30, 1996 (Transaction 1996-1). In addition, the Company entered into the following similar transactions during 1997:


                            Closing          Effective         Contract Issue
         Transaction         Date              Date                Period
         -----------        -------          ---------         --------------

           1997-1           7/23/97          6/1/97         3/1/96   -  4/30/97
           1997-2          12/30/97         12/1/97         5/1/95   - 12/31/96
           1997-3          12/30/97         12/1/97         5/1/96   - 10/31/97


         In connection with these transactions, the Parent, through a trust, issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the Purchase Agreements, the rights sold provide for the Parent to receive 80% (100% for Transaction 1997-3) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (6.0 to 8.0 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value of the transactions (discounted at 7.5%) as of the respective Effective Date was as follows:
                                                                    Present
                          Transaction                                Value
                          -----------                               -------

                             1996-1                          $    50,221,438
                             1997-1                               58,766,633
                             1997-2                               77,551,736
                             1997-3                               58,193,264

         Payments representing fees and charges realized during the period January 1, 1997 through December 31, 1997 in the aggregate amount of $22,250,158, were made by the Company to the Parent. Interest expense of $6,842,469 has been included in the statement of operations.

         Expected payments of future fees payable to Parent are as follows:

                              Year Ending
                              December 31,                           Amount
                              ------------                           ------

                                 1998                           $   39,637,610
                                 1999                               41,845,736
                                 2000                               43,500,530
                                 2001                               40,738,800
                                 2002                               34,533,624
                                 2003                               22,835,020
                                 2004                                9,490,399
                                 2005                                  452,099
                                                                --------------
                                 Total                          $  233,033,818
                                                                ==============

         The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


8.       LEASES

         The Company leases office space under a lease agreement established in 1989 with American Skandia Information Services and Technology Corporation. The lease expense for 1997, 1996 and 1995 was $2,427,502, $1,583,391 and $1,218,806, respectively. Future minimum lease payments per year and in aggregate as of December 31, 1997 are as follows:

                              1998                                $  2,371,509
                              1999                                   2,595,272
                              2000                                   2,753,324
                              2001                                   2,753,324
                              2002                                   2,753,324
                              2003 and thereafter                   21,465,933
                                                                  ------------

                              Total                                $34,692,686


9.       RESTRICTED ASSETS

         In order to comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $3,756,572 and $3,766,564 as of December 31, 1997, and 1996,
         respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.


10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $294,585,500, $275,835,076 and $132,493,899 at December 31, 1997, 1996 and 1995, respectively.

         The statutory basis net loss was $8,970,459,  $5,405,179 and $7,183,003 for the years ended December 31, 1997, 1996 and 1995, respectively.

         Under state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance departments is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1997, no amounts may be distributed without prior approval.

11.      EMPLOYEE BENEFITS

         In 1989, the Company established a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company contributes 3% of salary for all participating employees and matches employee contributions at a 50% level up to an additional 3% Company contribution. Company contributions to this plan on behalf of the participants were $1,220,214, $850,111 and $627,161 for the years ended December 31, 1997, 1996 and 1995, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The Company and an affiliate cooperatively have a long-term incentive plan under which units are awarded to executive officers and other personnel. The program consists of multiple plans. A new plan is instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the plan. The accrued liability representing the value of these units is $15,720,067 and $9,212,369 as of December 31, 1997 and 1996, respectively. Payments under this plan were $1,118,803, $601,603 and $0 for the years ended December 31, 1997, 1996, and 1995, respectively.

         In 1994, the Company established a deferred compensation plan which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $269,616 in 1997, $244,601 in 1996 and $139,209 in 1995.


12.      REINSURANCE

         The effect of the reinsurance agreements on the Company's operations was to reduce annuity charges and fee income, death benefit expense and policy reserves. The effect of reinsurance for the years ended December 31, 1997, 1996 and 1995 are as follows:


         1997
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners
                           ----------------        -----------------        -----------------

         Gross               $144,417,045              $955,677               ($1,971,959)
         Ceded                 23,259,199               918,407                    46,676
                             ------------             ---------                ----------
         Net                 $121,157,846             $  37,270               ($2,018,635)
                             ============             =========                ==========


         1996
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners
                           ----------------        -----------------        -----------------

         Gross                $87,369,693              $814,306                  $779,070
         Ceded                 17,590,171               179,766                   106,435
                              -----------              --------                  --------
         Net                  $69,779,522              $634,540                  $672,635
                              ===========              ========                  ========

         1995
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners
                           ----------------        -----------------        -----------------

         Gross                $50,334,280            ($4,790,714)              $10,945,831
         Ceded                 11,496,922              1,988,042                   332,973
                              -----------             ----------               -----------
         Net                  $38,837,358            ($6,778,756)              $10,612,858
                              ===========             ==========               ===========

         Such ceded reinsurance does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


13.      SURPLUS NOTES

The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1997, 1996 and 1995 were as follows:

                                                          Interest for the
                                                      Years Ended December 31,
                                                      ------------------------
                                                           Interest
              Issue Date                 Amount              Rate           1997               1996            1995
              ----------                 ------              ----           ----               ----            ----

         December 29, 1993             $  20,000,000         6.84%      $  1,387,000       $  1,390,800      $1,387,000
         February 18, 1994                10,000,000         7.28%           738,111            740,133         738,111
         March 28, 1994                   10,000,000         7.90%           800,972            803,167         800,972
         September 30, 1994               15,000,000         9.13%         1,388,521          1,392,325       1,388,521
         December 28, 1994                14,000,000         9.78%         1,388,217          1,392,020       1,392,008
         December 19, 1995                10,000,000         7.52%           762,444            764,533          27,156
         December 20, 1995                15,000,000         7.49%         1,139,104          1,142,225          37,450
         December 22, 1995                 9,000,000         7.47%           681,638            683,505          18,675
         June 28, 1996                    40,000,000         8.41%         3,410,722          1,747,411            -
         December 30, 1996                70,000,000         8.03%         5,699,069             31,228            -
                                        ------------                     -----------       ------------      ----------

         Total                          $213,000,000                     $17,395,798        $10,087,347      $5,789,893
                                        ============                     ===========        ===========      ==========


         All surplus notes mature 7 years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 1997 and 1996, $7,796,218 and $1,567,800, respectively, of accrued interest on surplus notes was not approved for payment under these criteria.


14.      SHORT-TERM BORROWING

         The Company has a $10,000,000 loan from the parent which matures on March 10, 1998 and bears interest at 6.39%. The total interest expense to the Company was $641,532, $642,886 and $709,521 and for the years ended December 31, 1997, 1996 and 1995, respectively, of which $200,575 and $206,361 was payable as of December 31, 1997 and 1996, respectively.


15.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 98% of the Company's separate account liabilities are subject to discretionary withdrawal with market value adjustment by contractholders. Separate account assets which are carried at market value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 8.5% to 1% for contracts held less than 8 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


16.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The  following  table  summarizes   information  with  respect  to  the
         operations of the Company on a quarterly basis:

                                                           Three Months Ended
                                                           ------------------
                       1997                       March 31           June 30          September 30       December 31
                       ----                       --------           -------          ------------       -----------

         Premiums and other insurance
            revenues                              $30,185,820        $34,055,549       $41,102,381        $44,402,368
         Net investment income                      1,368,683          2,626,776         2,031,187          2,154,427
         Net realized capital gains                    20,604             43,460            20,553              2,486
                                                  -----------        -----------       -----------        -----------
         Total revenues                           $31,575,107        $36,725,785       $43,154,121        $46,559,281
                                                  ===========        ===========       ===========        ===========

         Benefits and expenses                    $18,319,281        $30,465,338       $31,179,403        $40,024,993
                                                  ===========        ===========       ===========        ===========

         Net income                              $  8,995,975       $  3,646,787      $  8,621,412       $  6,283,359
                                                 ============       ============      ============       ============

                                                           Three Months Ended
                                                           ------------------
                       1996                       March 31          June 30           September 30       December 31
                       ----                       --------          -------           ------------       -----------

         Premiums and other insurance
            revenues                              $16,605,765        $20,452,733       $22,366,166        $26,933,702
         Net investment income                        455,022            282,926           270,092            577,779
         Net realized capital gains                    92,072             13,106             5,606             23,679
                                                  -----------        -----------       -----------        -----------
         Total revenues                           $17,152,859        $20,748,765       $22,641,864        $27,535,160
                                                  ===========        ===========       ===========        ===========

         Benefits and expenses                    $12,725,411       $  9,429,735       $17,007,137        $25,191,857
                                                  ===========       ============       ===========        ===========

         Net income                              $  2,658,941       $  7,695,490      $  2,538,513        $14,470,976
                                                 ============       ============      ============        ===========

                                                           Three Months Ended
                                                           ------------------
                       1995                       March 31          June 30           September 30       December 31
                       ----                       --------          -------           ------------       -----------

         Premiums and other insurance
            revenues                            $  8,891,903        $10,066,478        $11,960,530       $14,189,048
         Net investment income                       551,690            434,273            293,335           321,376
         Net realized capital gains (losses)         (16,082)              (370)            44,644             8,582
                                                ------------        -----------        -----------       -----------
         Total revenues                         $  9,427,511        $10,500,381        $12,298,509       $14,519,006
                                                ============        ===========        ===========       ===========

         Benefits and expenses                   $11,438,798       $  9,968,595        $11,600,587       $15,908,087
                                                 ===========       ============        ===========       ===========

         Net income (loss)                     ($  2,026,688)     $     531,486      $     678,312      ($ 1,751,130)
                                                =============     =============      =============      ============

         As described in Note 5, the valuation allowance relating to deferred income taxes was released during the three months ended December 31, 1996.

                                   APPENDIX B

                            SHORT DESCRIPTIONS OF THE
      UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

The investment objectives for each underlying mutual fund are in bold face. Please refer to the prospectuses of each underlying mutual fund for more complete details and risk factors applicable to certain portfolios.

                              Life & Annuity Trust

WF Asset Allocation Portfolio: The Asset Allocation Portfolio seeks a high level of total return over the long-term, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Portfolio seeks to achieve its objective by pursuing an asset allocation strategy that allocates the Portfolio's assets among three broad categories of investments: stocks, bonds and money market instruments. This strategy is based upon the premise that certain asset classes from time to time are either under- or over- valued relative to each other by the market, and that undervalued asset classes represent relatively better long-term, risk-adjusted investment opportunities. The Portfolio is not designed to profit from short-term market changes.

In determining the appropriate mix, Barclays Global Fund Advisors ("BGFA"), the Portfolio's investment sub-adviser, uses an investment model, the Asset Allocation Model, that was originally developed in 1973 and is continually refined and updated. The Asset Allocation Model, which is proprietary to BGFA, analyzes extensive financial data from numerous sources and recommends a portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. At any given time, substantially all of the Portfolio's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time.

The Portfolio invests in a representative sample of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index using, to the extent feasible, the same weighting formula used by that index. The Portfolio purchases U.S. Treasury bonds with maturities greater that 20 years. The money market instrument portion of the Portfolio's holdings is invested in high-quality money market instruments, including obligations of the U.S. Government, its agencies or instrumentalities, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

WF Equity Value Portfolio: The Equity Value Portfolio seeks to provide investors with long-term capital appreciation by investing primarily in equity securities, including common stocks and may invest in debt instruments that are convertible into common stocks of both domestic and foreign companies. Income generation is a secondary consideration. The Portfolio may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. The Portfolio may invest up to 25% of its assets in American Depositary Receipts and similar instruments. The Portfolio may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the opinion of Wells Fargo Bank ("Wells Fargo"), the Portfolio's investment adviser, have a favorable influence on the market value of the securities. The Portfolio also may purchase convertible securities with the same characteristics as common stocks. There can be no assurance that the Portfolio, which is a diversified portfolio, will achieve its investment objective.

In selecting equity investments (which may include common stocks of both domestic and foreign companies) for the Portfolio, Wells Fargo selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the opinion of Wells Fargo, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth.

Wells Fargo also may select other equity securities in addition to common stocks for investment by the Portfolio. Such other equity securities are preferred stocks, high grade securities convertible into common stocks, and warrants.

The Portfolio also may hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940 and cash, pending investment, to meet anticipated redemption requests or if Wells Fargo deems suitable investments for the Portfolio to be unavailable.

WF Growth Portfolio: The Growth Portfolio seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks. Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks and securities which are convertible into common stocks and at least 65% of its total assets in income-producing securities. The Portfolio may invest up to 25% of its assets in American Depositary Receipts and similar instruments. The Portfolio invests in common stocks of issuers that exhibit a strong earnings growth trend and that are believed by Wells Fargo to have above-average prospects for future earnings growth. The Portfolio maintains a portfolio of common stocks diversified among industries and companies. The Portfolio may invest in common stocks of large companies with market capitalization which falls within the range of the Russell 1000 Index that Wells Fargo believes offer the potential for long-term earnings growth or above-average dividend yield. The Portfolio may invest in companies with a market capitalization below the Russell 1000 Index asset threshold if Wells Fargo believes such investments to be in the best interest of the Portfolio. The Portfolio intends generally to invest less than 50% of its assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. The Portfolio may retain cash or invest some of its assets in high-quality money market instruments, consisting of U.S. Treasury bills, shares of other mutual funds and repurchase agreements.

WF Money Market Portfolio: The Money Market Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Portfolio only invests its assets in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in the Prospectus for the Portfolio. Permitted investments consist of obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises), obligations of domestic and foreign banks, commercial paper, repurchase agreements and other debt obligations such as municipal obligations, asset-backed securities and securities issued by special purpose entities. The Portfolio also may invest in unrated instruments determined by Wells Fargo to be of comparable quality to other rated instruments that the Portfolio is permitted to purchase and otherwise purchased in accordance with Portfolio procedures. The Portfolio is not insured or guaranteed by the U.S. Government. There can be no assurance that a stable net asset value will be maintained.

WF Strategic Growth Portfolio: The Strategic Growth Portfolio seeks to provide investors with an above-average level of capital appreciation through the active management of a broadly-diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Portfolio is designed to provide above-average capital growth for investors willing to assume above-average risk.

The Portfolio invests primarily in common stocks that Wells Fargo believes have better-than-average prospects for appreciation. Under normal market conditions, the Portfolio will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies. The Portfolio also may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar instruments and may invest up to 15% of its assets in equity securities of companies in emerging or less developed markets. The stock issues held by the Portfolio may have some of the following characteristics: low or no dividends; smaller market capitalizations; less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.

It is expected that the Portfolio may from time to time acquire securities through initial public offerings, and may acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Portfolio's assets will be invested in these highly aggressive issues at one time.

Though the Portfolio will hold a number of larger capitalization stocks, under normal market conditions more than 50% of the Portfolio's total assets will be invested in companies whose market capitalizations at the time of acquisition are within the capitalization range of companies listed on the Russell Midcap Index. The Portfolio may invest in companies with a market capitalization below the Russell Midcap Index capitalization range if Wells Fargo believes such investments to be in the best interest of the Portfolio.

Under ordinary market conditions, at least 65% of the value of the total assets of the Portfolio will be invested in common stocks and in securities which are convertible into common stocks that Wells Fargo believes have better-than-average prospects for appreciation.

From time to time, when Wells Fargo determines market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's investors, the Portfolio may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the
Portfolio's assets by investing in preferred stock or investment-grade debt securities that are convertible into common stock and in money market instruments.

WF U.S. Government Allocation Portfolio: The U.S. Government Allocation Portfolio seeks a high level of total return over the long term, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Portfolio seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three classes of debt instruments: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes and short-term money market instruments. This strategy is based upon the premise that those classes of debt securities, from time to time, are either over- or under-valued relative to each other by the market, and that under-valued asset classes represent relatively better long-term investment opportunities. Under normal market conditions, the Portfolio invests at least 65% of the value of its total assets in U.S. Government obligations.

In determining the appropriate mix of assets in the Portfolio's portfolio, BGFA, the Portfolio's investment sub-adviser, uses an investment model, the U.S. Government Allocation Model. The Model, which is proprietary to BGFA, analyzes extensive financial data from various sources and recommends a portfolio allocation among the three classes of debt instruments. At any given time, substantially all of the Portfolio's assets may be invested in a single asset class, and the relative allocation among the asset classes may shift significantly from time to time. The Portfolio may purchase U.S. Treasury bonds with remaining maturities of at least 20 years. The Portfolio may purchase U.S. Treasury notes and other U.S. Treasury securities with remaining maturities ranging from one to 20 years. The Portfolio may purchase short-term money market instruments with remaining maturities of one year or less, including, U.S. Government obligations, commercial paper, bankers' acceptances, certificates of deposit, fixed time deposits and repurchase agreements.


                             American Skandia Trust

JanCap Growth Portfolio: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on investments, therefore, will be incidental to this objective. The objective will be pursued by emphasizing investments in common stocks. Common stock investments will be in industries and companies that the Portfolio's sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Investments may be made to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities of U.S. issuers, when the Portfolio's sub-advisor perceives an opportunity for capital growth from such securities or so that a return may be received on the Portfolio's idle cash. Debt securities which the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), mortgage-backed and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. Securities of foreign issuers, including securities of foreign governments and Euromarket securities, also may be purchased. Although it is the general policy of the JanCap Growth Portfolio to purchase and hold securities for capital growth, changes will be made whenever the Portfolio's sub-advisor believes they are advisable. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. The Portfolio may also invest in short-term debt securities, including money market funds managed by the Sub-advisor, as a means of receiving a return on idle cash.

Investments also may be made in "special situations" from time to time. A "special situation" arises when, in the opinion of the Portfolio's sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Subject to certain limitations, the JanCap Growth Portfolio may purchase and write options on securities (including index options) and options on foreign currencies, and may invest in futures contracts on securities, financial indices and foreign currencies, ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily for hedging purposes. Investment of up to 15% of the JanCap Growth Portfolio's total assets may be made in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions.

T. Rowe Price International Equity Portfolio: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries. The Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants, and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program.

T. Rowe Price Small Company Value Portfolio: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Portfolio will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios. Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective and policies. Small companies--those with a capitalization (market value) of $1 billion or less--may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Investing in small companies involves greater risk, as well as greater opportunity, than is customarily associated with more established companies.

The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. The Portfolio may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. The Portfolio may invest in debt securities of any type without regard to quality or rating. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities.

The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. The Portfolio may acquire illiquid securities; however, the Portfolio will not invest more than 15% of its net assets in illiquid securities, and not more than 10% of its total assets in restricted securities (other than Rule 144A securities). The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

Founders Capital Appreciation Portfolio: The investment objective of Founders Capital Appreciation Portfolio is capital appreciation. The Portfolio normally will invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations or annual revenues of $1.5 billion or less. These stocks normally will be traded in the over-the-counter market. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high. Investment in such companies may involve greater risk than is associated with more established companies. The
Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations, when these investments offer opportunities for capital appreciation.

INVESCO Equity Income Portfolio: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. The Portfolio may depart from the basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash. The Portfolio's investments in common stocks may decline in value. To minimize the risk this presents, the Portfolio only invests in dividend-paying common stocks of domestic and foreign industrial issuers which are marketable, and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. There are no fixed-limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, it is anticipated that the Portfolio's annual portfolio turnover rate may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration.

PIMCO Total Return Bond Portfolio: The investment objective of the PIMCO Total Return Bond Portfolio is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants. The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration from three to six years. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (i.e., rated below Baa by Moody's or BBB by S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). These securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. The Portfolio may invest directly in U.S. dollar- or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks. The Portfolio will limit its investments in newly industrialized countries to 10% of its assets.

PIMCO Limited Maturity Bond Portfolio: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants. The Portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments. The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the
Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. The Portfolio may invest directly in U.S. dollar- or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks. The Portfolio will limit its investments in newly industrialized countries to 5% of its assets.

Neuberger&Berman  Mid-Cap  Value  Portfolio:  The  investment  objective  of the
Neuberger&Berman Mid-Cap Value Portfolio is to seek capital growth. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. The Portfolio invests principally in common stocks of medium to large capitalization established companies, using a value-oriented investment approach. A value-oriented portfolio manager buys stocks that are selling at a price that is lower than what the manager believes they are worth. The Sub-advisor looks for securities believed to be undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. The Sub-advisor believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also contemplates selling portfolio securities when they are considered to have reached their potential.

In addition to investing in the stocks of medium capitalization companies ("mid-cap companies") and large capitalization companies ("large-cap companies"), investments may be made in smaller, less well-known companies ("small-cap companies"). Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-cap companies. However, small- and mid-cap company stocks may have higher risk and volatility.

Although the Portfolio ordinarily invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and agency securities, debt securities, or money market instruments, or may retain assets in cash or cash equivalents. Up to 15% of the Portfolio's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade or in comparable unrated securities ("junk bonds"). Such securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash or cash equivalents, U.S. Government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. To the extent that the Portfolio is invested in these temporary defensive instruments, it will not be pursuing its investment objective.

Neuberger&Berman  Mid-Cap  Growth  Portfolio:  The  investment  objective of the
Neuberger&Berman Mid-Cap Growth Portfolio is to seek capital appreciation The Portfolio invests in a diversified portfolio of common stocks believed to have the maximum potential for long-term above-average capital appreciation. Under normal conditions, the Portfolio primarily invests in the common stocks of medium capitalization companies ("mid-cap companies"). Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies, although this definition may be revised based on market conditions. Investments may also be made in the securities of larger, widely traded companies ("large-cap companies") as well as smaller, less well-known companies ("small-cap companies"). Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-cap companies. However, small- and mid-cap company stocks may have higher risk and volatility. The Portfolio does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

The Portfolio is normally managed using a growth-oriented investment approach. A growth approach seeks stocks of companies that the Sub-advisor projects will grow at above-average rates and faster than others expect. In selecting equity securities for the Portfolio, the Sub-advisor will consider, among other factors, an issuer's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuations, and other investment criteria. The Portfolio diversifies its investments among companies and industries.

Although equity securities are normally the Portfolio's primary investment, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade and non-investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents. The Portfolio may invest up to 20% of its net assets in securities of issuers organized and doing business principally outside the United States. Up to 10% of the Portfolio's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade or in comparable unrated securities ("junk bonds"). Such securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash or cash equivalents, U.S. Government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. To the extent that the Portfolio is invested in these temporary defensive instruments, it will not be pursuing its investment objective.

Stein Roe Venture Portfolio: The investment objective of the Stein Roe Venture Portfolio is long-term capital appreciation. The Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. The Portfolio will pursue its objective by investing primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Sub-advisor believes represent special opportunities. The Sub-advisor considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively. The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. Although the Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. The Portfolio will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. The Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade (i.e., below the four highest grades assigned by a nationally recognized statistical rating organization). Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. The Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, the Portfolio is limited to investing no more than 25% of its total assets in foreign securities. The Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Portfolio may use options and futures contracts to limit or reduce exposure to currency fluctuations. Consistent with its objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, swaps, caps, floors, collars, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

                             The Alger American Fund

Alger American Growth Portfolio: The investment objective of the Alger American Growth Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the portfolio. It seeks to achieve its objective by investing in equity securities, such as common or preferred stocks that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights, often selected by the investment manager on the basis of original research produced by its research analysts. Except during temporary defensive periods, the portfolio invests at least 65 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $1 billion or greater.

                           Montgomery Variable Series

Emerging Markets Portfolio: The investment objective of the Emerging Markets Portfolio is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of emerging markets companies. Under normal conditions, the Emerging Markets Portfolio maintains investments in at least six emerging market countries at all times and invests no more than 35% of its total assets in any one emerging market country. The Manager currently regards the following to be emerging market countries:
Latin American (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (Bangladesh, China/Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Kazakstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine); the Middle East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zimbabwe). In the future, the Portfolio may invest in other emerging market countries.

This Portfolio uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. The Portfolio's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information and company visits.

This Portfolio invests primarily in common stock, but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade.

This Portfolio may invest in certain debt securities issued by the governments of emerging market countries that are, or may be eligible for, conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Portfolio deems them to be equity derivative securities.

                   American Skandia Life Assurance Corporation
                          Attention: Stagecoach Annuity

                              For Written Requests:

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                            For Electronic Requests:

                           customerservice@Skandia.com

                             For Requests by Phone:

                                 1-800-752-6342

--------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS WFVASL PROS (5/98).
--------------------------------------------------------------------------------



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                                (print your name)



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ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or

                           customerservice@Skandia.com


Issued by:                                                          Serviced at:

AMERICAN SKANDIA LIFE                                      AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                      ASSURANCE CORPORATION
One Corporate Drive                                                 P.O. Box 883
Shelton, Conn                                         Shelton, Connecticut 06484
Telephone: 1-800-752-6342                             Telephone:  1-800-752-6342
http://www.AmericanSkandia.com                    http://www.AmericanSkandia.com
                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                             Telephone: 203-926-1888
                         http://www.AmericanSkandia.com




                       STATEMENT OF ADDITIONAL lNFORMATION


The variable investment options under the annuity contracts, registered under the Securities Act of 1933 and the Investment Company Act of 1940, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 1 SUB-ACCOUNTS) and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The fixed investment options thereunder, registered solely under the Securities Act of 1933, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION and the assets supporting such securities are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D.

THIS STATEMENT OF ADDITIONAL lNFORMATlON IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTlON WITH THE PROSPECTUS FOR THE ANNUITIES WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE lNVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-680-8920. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@SKANDIA.COM.


                         Date of Prospectus: May 1, 1998
            Date of Statement of Additional Information: May 1, 1998


                                                         TABLE OF CONTENTS

Item                                                                                                                   Page

General Information Regarding American Skandia Life Assurance Corporation                                                 1
Principal Underwriter                                                                                                     1
Calculation of Performance Data                                                                                           2
Unit Price Determinations                                                                                                 4
Calculating the Market Value Adjustment                                                                                   5
Independent Auditors                                                                                                      6
Legal Experts                                                                                                             6
Appendix A  Financial Statements for  Separate Account B (Class 1 Sub-accounts)                                           8

GENERAL  INFORMATION  REGARDING  AMERICAN  SKANDIA LIFE  ASSURANCE  CORPORATION:
American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.

PRINCIPAL UNDERWRITER: American Skandia Marketing, Incorporated ("ASM, Inc.") serves as principal underwriter for the Annuities. We, ASM, Inc. and American Skandia Investment Services, Incorporated ("ASISI"), the investment manager of the American Skandia Trust, are wholly-owned subsidiaries of American Skandia Investment Holding Corporation. Most of the Class 1 Sub-accounts of Separate Account B invest in portfolios offered by American Skandia Trust.

WFVASL-SAI (05/98)

Annuities may be sold by agents of ASM, Inc. or agents of securities brokers or insurance brokers who enter into agreements with ASM, Inc. and who are legally qualified under federal and state law to sell the Annuities in those states where the Annuities are to be offered. The Annuities are offered on a continuous basis. ASM, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc. ASM, Inc. receives no underwriting commissions.

CALCULATION OF PERFORMANCE DATA: We may advertise our Current Rates for new Fixed Allocations, to the extent permitted by law.

We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market-type Sub-accounts, and "total return", which may be used with other types of Sub-accounts. The following descriptions provide details on how we calculate these measures for Sub-accounts:

         (1) Current and effective yield: The current yield of a money market-type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market-type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

         (2) Total Return: Total return for the other Sub-accounts is computed by using the formula:

                                 P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.

The Sub-accounts offered as variable investment options for the Annuities have been available as variable investment options in other annuities we offer. In addition, some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

As part of any advertisement of Standard Total Return, we may advertise the "Non-standard Total Return" of the Sub-accounts. Non-standard Total Return is calculated in the same manner as the standardized returns except that the calculations assume no redemption at the end of the applicable periods, thus these figures do not take into consideration the Annuity's contingent deferred sales charge. In addition, we may calculate Non-standard Total Return that does not reflect deduction of the Annual Maintenance Fee.

As described in the Prospectus, Annuities may be offered in certain situations in which the administration charge and/or the maintenance fee may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.

Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1997. "Standard" total return and "Non-standard" total return figures, as described above, are shown. Standard total return figures assume that all charges and fees are applicable. Non-standard total return figures may not reflect all fees and charges, as noted in the charts below. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.


                                               Standard Total Return                                       Non-standard Total Return
                                            (Assuming maximum sales charge                            (Assuming maximum sales charge
                                              and maximum maintenance fees)                                 and no maintenance fees)
                                                                        Incep-                                               Incep-
                                        1        3        5      10    tion-to-              1       3        5       10    tion-to-
                                       Yr.      Yr.      Yr.     Yr.     Date               Yr.     Yr.      Yr.      Yr.     Date

WF Asset Allocation                 19.10%    18.17%      N/A     N/A   14.67%            19.19%   18.25%      N/A   N/A     14.75%
WF U.S. Government Allocation        5.90%     6.93%      N/A     N/A    5.44%             5.97%    7.00%      N/A   N/A      5.52%
WF Growth                           15.61%    21.04%      N/A     N/A   17.70%            15.69%   21.13%      N/A   N/A     17.79%
JanCap Growth                       26.77%    29.59%   17.71%     N/A   18.26%            26.86%   29.68%   17.79%   N/A     18.36%
T. Rowe Price International Equity  -0.13%     7.12%      N/A     N/A    3.92%            -0.06%    7.19%      N/A   N/A      3.99%
T. Rowe Price Small Company Value   26.92%       N/A      N/A     N/A   26.83%            27.01%      N/A      N/A   N/A     27.01%
Founders Capital Appreciation        4.45%    17.26%      N/A     N/A   14.61%             4.53%   17.34%      N/A   N/A     14.70%
INVESCO Equity Income               21.52%    21.53%      N/A     N/A   14.66%            21.61%   21.61%      N/A   N/A     14.74%
PIMCO Total Return Bond              8.26%     8.87%      N/A     N/A    5.55%             8.33%    8.95%      N/A   N/A      5.62%
PIMCO Limited Maturity Bond          5.88%       N/A      N/A     N/A    4.45%             5.95%      N/A      N/A   N/A      4.53%
N&B Mid-Cap Value 1                 24.57%    19.33%      N/A     N/A   11.57%            24.65%   19.42%      N/A   N/A     11.65%
N&B Mid-Cap Growth 2                14.97%    17.30%      N/A     N/A   15.94%            15.05%   17.39%      N/A   N/A     16.04%
AA Growth                           23.90%    22.92%   17.52%     N/A   17.72%            23.99%   23.00%   17.60%   N/A     17.81%
MV Emerging Markets                 -2.04%       N/A      N/A     N/A    1.68%            -1.97%      N/A      N/A   N/A      1.75%


                                                    Non-Standard Total Return                           Non-Standard Total Return
                                                (Assuming no sales charge and                      (Assuming no sales charge with
                                                     no maintenance fees)                                       maintenance fees)
                                                                        Incep-                                               Incep-
                                        1        3        5      10    tion-to-              1       3        5       10    tion-to-
                                       Yr.      Yr.      Yr.     Yr.     Date               Yr.     Yr.      Yr.      Yr.     Date

WF Asset Allocation                 19.19%    18.25%      N/A     N/A   14.75%            19.10%   18.17%      N/A   N/A     14.67%
WF U.S. Government Allocation        5.97%     7.00%      N/A     N/A    5.52%             5.90%    6.93%      N/A   N/A      5.44%
WF Growth                           15.69%    21.13%      N/A     N/A   17.79%            15.61%   21.04%      N/A   N/A     17.70%
JanCap Growth                       26.86%    29.68%   17.79%     N/A   18.36%            26.77%   29.59%   17.71%   N/A     18.26%
T. Rowe Price International Equity  -0.06%     7.19%      N/A     N/A    3.99%            -0.13%    7.12%      N/A   N/A      3.92%
T. Rowe Price Small Company Value   27.01%       N/A      N/A     N/A   27.01%            26.92%      N/A      N/A   N/A     26.83%
Founders Capital Appreciation        4.53%    17.34%      N/A     N/A   14.70%             4.45%   17.26%      N/A   N/A     14.61%
INVESCO Equity Income               21.61%    21.61%      N/A     N/A   14.74%            21.52%   21.53%      N/A   N/A     14.66%
PIMCO Total Return Bond              8.33%     8.95%      N/A     N/A    5.62%             8.26%    8.87%      N/A   N/A      5.55%
PIMCO Limited Maturity Bond          5.95%       N/A      N/A     N/A    4.53%             5.88%      N/A      N/A   N/A      4.45%
N&B Mid-Cap Value 1                 24.65%    19.42%      N/A     N/A   11.65%            24.57%   19.33%      N/A   N/A     11.57%
N&B Mid-Cap Growth 2                15.05%    17.39%      N/A     N/A   16.04%            14.97%   17.30%      N/A   N/A     15.94%
AA Growth                           23.99%    23.00%   17.60%     N/A   17.81%            23.90%   22.92%   17.52%   N/A     17.72%
MV Emerging Markets                 -1.97%       N/A      N/A     N/A    1.75%            -2.04%      N/A      N/A   N/A      1.68%


(1)  During  the  periods  shown,  Federated  Investment  Counseling  served  as
Sub-advisor  to  the  Portfolio,   then  named  the  "Federated  Utility  Income
Portfolio." Effective May 1, 1998, Neuberger&Berman Management, Inc. became Sub-Advisor to the Portfolio. As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.

(2) During the periods shown, Berger Associates, Inc. served as Sub-advisor to the Portfolio, then named the "Berger Capital Growth Portfolio." Effective May 1, 1998, Neuberger&Berman Management, Inc. became Sub-Advisor to the Portfolio. As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.

Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement or waiver would reduce the portfolio's performance.

         The performance quoted in any advertising should not be considered a representation of the performance of these Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds. In addition, the amount of charges against each Sub-account will affect performance.

         The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities nor are treated in a similar fashion under the Code.

UNIT PRICE DETERMINATIONS: For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

         (a) is the net result of:

                  (1) the net asset value per share of the underlying mutual fund shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund during that Valuation Period; plus or minus

                  (2) any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (b) is the net result of:

                  (1) the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus

                  (2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (c) is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

CALCULATING THE MARKET VALUE ADJUSTMENT: The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to the Prospectus available in conjunction with this Statement of Additional Information. The formula is:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate (for your class of annuities) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if amounts are surrendered pursuant to the right to return the annuity is [(1 + I)/(1 + J)]N/12.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation. For more information, see the section of the Prospectus entitled "Additional Amounts in the Fixed Allocations."

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

         (a) If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

         (b) If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

The following examples show the effect of the MVA in determining Account Value. The example assumes: (a) Account Value of $50,000 for the Fixed Allocation at the beginning of its Guarantee Period; (b) a Guarantee Period of 5 years; (c) an interest rate of 5%, which is an effective annual rate; and (d) the date of the calculation is the end of the third year since the beginning of the Guarantee Period. That means there are two exact years remaining to the end of the Guarantee Period.

         Example of Upward Adjustment: Assume that J = 3.5% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24 (number of months remaining in the Guarantee Period). Then:

         (a) MVA = [(1+I)/(I+J+0.0010)]N/12 = [1.05/1.036]2 = 1.027210; and

         (b) Account Value = Interim Value X MVA = $59,456.20.

         Example of Downward Adjustment: Assume that J = 6% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24, the number of months remaining in the Guarantee Period. Then:

         (a) MVA = [(1+I)/(1+J+0.0010)]N/12 = [1.05/1.061)]2 = 0.979372; and

         (b) Account Value = Interim Value X MVA = $56,687.28.

INDEPENDENT AUDITORS: Ernst & Young LLP, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, independent auditors, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) with respect to the year ended December 31, 1997. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1433, independent auditors, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) with respect to the years ended December 31, 1996, 1995, 1994 and 1993. Audited consolidated statements of financial condition of American Skandia Life Assurance Corporation as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997 are included in the Prospectus. The audited statement of assets, liabilities and contractowner's equity for Variable Account B (Class 1 Sub-accounts) as of December 31, 1997 and the related statement of operations for the periods then ended and statements of changes in net assets for the periods ended December 31, 1997 and 1996 are included herein. The financial statements included herein and in the Prospectus have been audited by Ernst & Young LLP and Deloitte & Touche LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein and in the Prospectus, and are included in reliance upon such reports given upon the authority of each firm as experts in accounting and auditing.

LEGAL EXPERTS: Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law is Werner & Kennedy, 1633 Broadway, New York, New York 10019.

FINANCIAL STATEMENTS FOR SEPARATE ACCOUNT B (CLASS 1 SUB-ACCOUNTS): The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) as of December 31, 1997 and for the periods ended December 31, 1997 and 1996. There are other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Stagecoach Annuity, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-800-680-8920. You may also forward such a request electronically to our Customer Service Department at customerservice@Skandia.com.

                                   Appendix A

                   Financial Statements for Separate Account B
                             (Class 1 Sub-accounts)

                                   APPENDIX A


                         REPORT OF INDEPENDENT AUDITORS


To the Contractowners of
    American Skandia Life Assurance Corporation
    Variable Account B - Class 1 Stagecoach and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the accompanying statement of assets and liabilities of the twelve sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1 Stagecoach, referred to in Note 1, at December 31, 1997, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements referred to above present fairly, in all material respects, the financial position of the twelve sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1 Stagecoach, referred to in Note 1, at December 31, 1997, and the results of their operations and changes in their net assets for the year then ended in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP
Ernst & Young LLP
Hartford, Connecticut
February 20, 1998

                       INDEPENDENT AUDITORS' REPORT


To the Contractowners of
    American Skandia Life Assurance Corporation
    Variable Account B - Class 1 Stagecoach and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the accompanying statements of changes in net assets of the twelve sub-accounts of American Skandia Life Assurance Corporation Variable
Account B - Class 1 Stagecoach, referred to in Note 1, for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included the confirmation of securities owned as of December 31, 1996 with the managers of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of the twelve sub-accounts of American Skandia Life Assurance Corporation Variable Account B Class 1 Stagecoach, referred to in Note 1, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP
New York, New York
February 24, 1997

American Skandia Life Assurance Corporation
Variable Account B --- Class 1 Stagecoach

Statement of Assets, Liabilities, and Contractowner's Equity

As of December 31, 1997

--------------------------------------------------------------------------------

                                              ASSETS

Investment in mutual funds at market value ( Note 2 ):
      Life & Annuity Trust ( LAT ):
            U.S. Government Allocation Fund - 2,185,153 shares ( cost $22,139,798 )                                    $ 22,441,524
            Asset Allocation Fund - 7,211,544 shares ( cost $84,605,122 )                                                86,466,401
            Growth and Income Fund - 4,282,513 shares ( cost $65,380,051 )                                               71,903,408
            Money Market Fund - 14,757,862 shares ( cost $14,757,862 )                                                   14,757,861
      American Skandia Trust ( AST ):
            JanCap Growth Portfolio - 64,330,439 shares ( cost $1,277,764,349 )                                       1,489,249,666
            PIMCO Total Return Bond Portfolio - 46,801,863 shares ( cost $515,490,971 )                                 548,517,832
            PIMCO Limited Maturity Bond Portfolio - 25,546,735 shares ( cost $269,466,414 )                             281,525,018
            Founders Capital Appreciation Portfolio - 14,230,090 shares ( cost $231,398,368 )                           253,437,901
            INVESCO Equity Income Portfolio - 35,040,408 shares ( cost $501,493,440 )                                   578,517,140
            T. Rowe Price International Equity Portfolio - 36,531,153 shares ( cost $440,627,143 )                       441,661,639
            Berger Capital Growth Portfolio - 10,944,182 shares ( cost $171,194,502 )                                   181,782,867
      The Alger American Fund ( AAF ):
            Growth Portfolio - 16,016,251 shares ( cost $588,370,891 )                                                  684,854,905
                                                                                                         --------------------------
                          Total Invested Assets                                                                     $ 4,655,116,162

Receivable from American Skandia Trust                                                                                 $ 11,235,501
Receivable from Life and Annuity Trust                                                                                    4,114,402

                                                                                                          --------------------------

                          Total Assets                                                                              $ 4,670,466,065
                                                                                                          ==========================






--------------------------------------------------------------------------------
See Notes to Financial Statements.


American Skandia Life Assurance Corporation
Variable Account B --- Class 1 Stagecoach

Statement of Assets and Liabilities ( Concluded )

As of December 31, 1997

--------------------------------------------------------------------------------

                                           LIABILITIES


Payable to The Alger American Fund                                                                                       $ 1,130,090
Payable to American Skandia Life Assurance Corporation                                                                    14,219,945
                                                                                                          --------------------------
                          Total Liabilities                                                                             $ 15,350,035
                                                                                                          --------------------------



                                            NET ASSETS
                                                                                                        Unit
Contractowners' Equity                                                 Units                            Value
      LAT - U.S. Government Allocation                                 1,842,010                       $12.18           $ 22,441,524
      LAT - Asset Allocation                                           5,186,216                        16.67             86,466,401
      LAT - Growth & Income                                            3,907,919                        18.40             71,903,408
      LAT - Money Market                                               1,304,834                        11.31             14,757,861
      AST - JanCap Growth                                             62,486,302                        23.83          1,489,249,666
      AST - PIMCO Total Return Bond                                   44,098,036                        12.44            548,517,832
      AST - PIMCO Limited Maturity Bond                               25,008,310                        11.26            281,525,018
      AST - Founders Capital Appreciation                             14,662,728                        17.28            253,437,901
      AST - INVESCO Equity Income                                     33,420,274                        17.31            578,517,140
      AST - T. Rowe Price International Equity                        37,784,426                        11.69            441,661,507
      AST - Berger Capital Growth                                     11,293,799                        16.10            181,782,867
      AAF - Growth                                                    15,854,570                        43.20            684,854,905
                                                                                                          ==========================
                          Total Net Assets                                                                           $ 4,655,116,030
                                                                                                          ==========================




AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1 STAGECOACH

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997


--------------------------------------------------------------------------------


-------------------------------------------------------------------

                                                                   LAT - U.S.
                                                                  Gov't. Asset     LAT - Asset       LAT - Growth
                                                    Total          Allocation       Allocation         & Income
                                            -------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                  44,942,659    $ 1,060,557        $ 3,651,285        $ 632,238
   Expenses
      Mortality and Expense Risk Charges and
             Administrative Fees (Note 6)       (58,254,733)      (262,854)        (1,002,704)        (757,711)
                                             ------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (13,312,074)       797,703          2,648,581         (125,473)
                                            -------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                        1,647,117,665      4,021,304          6,979,405        2,063,401
   Cost of Securities Sold                    1,296,892,533      4,008,766          5,453,709        1,325,510

                                           -------------------------------------------------------------------
       Net Gain (Loss)                          350,225,132         12,538          1,525,696          737,891
   Capital Gain Distributions Received           69,607,343         37,839          7,389,870        3,827,017
                                           -------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                        419,832,475         50,377          8,915,566        4,564,908
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Year                            304,956,141          6,971            808,437        4,098,350
   End of Year                                  472,427,253        301,728          1,861,286        6,523,349
                                           -------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                      167,471,112        294,757          1,052,849        2,424,999
                                            -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                         $ 573,991,513    $ 1,142,837       $ 12,616,996      $ 6,864,434
                                             ==================================================================


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                                  AST - PIMCO       AST - PIMCO
                                                  LAT - Money    AST - JanCap     Total Return    Limited Maturity
                                                     Market          Market            Bond              Bond
                                                -------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                  $ 786,866    $ 2,485,195       $ 14,621,203     $ 10,452,221
   Expenses
      Mortality and Expense Risk Charges and
         Administrative Fees (Note 6)             (226,415)   (18,217,028)        (6,356,163)      (3,563,672)
                                          -------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       560,451    (15,731,833)         8,265,040        6,888,549
                                          -------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                          19,625,086    506,567,128         66,764,068       74,156,726
   Cost of Securities Sold                      19,625,086    328,245,259         63,342,779       72,465,594

                                           -------------------------------------------------------------------
       Net Gain (Loss)                                   0    178,321,869          3,421,289        1,691,132
   Capital Gain Distributions Received                   0     41,427,365                  0                0
                                              ---------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                 0    219,749,234          3,421,289        1,691,132
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Year                                     0    150,363,881          7,642,770        6,241,524
   End of Year                                           0    211,485,317         33,026,862       12,058,605
                                                -------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                               0     61,121,436         25,384,092        5,817,081
                                          -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                              $ 560,451  $ 265,138,837       $ 37,070,421     $ 14,396,762
                                          ===================================================================


                                             AST - Founders                    AST - T. Rowe
                                               Capital        AST - INVESCO   Price International  AST - Berger
                                                Appreciation   Equity Income        Equity        Capital Growth
                                              -------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                       $ -    $ 6,878,772        $ 2,237,660        $ 219,051
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)            (3,269,734)    (6,643,613)        (6,423,155)      (2,400,505)
                                         -------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                  (3,269,734)       235,159         (4,185,495)      (2,181,454)
                                          -------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                        73,800,470    159,526,708        232,332,837      179,196,340
   Cost of Securities Sold                    68,456,403    117,892,184        186,329,920      165,413,913

                                          -----------------------------------------------------------------
       Net Gain (Loss)                         5,344,067     41,634,524         46,002,917       13,782,427
   Capital Gain Distributions Received                 0      9,584,919          2,543,210        1,324,285
                                          -----------------------------------------------------------------

NET REALIZED GAIN (LOSS)                       5,344,067     51,219,443         48,546,127       15,106,712
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Year                          11,743,492     43,431,421         43,722,755        4,175,910
   End of Year                                22,039,533     77,023,700          1,034,494       10,588,365
                                        -------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                    10,296,041     33,592,279        (42,688,261)       6,412,455
                                        -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                           12,370,374   $ 85,046,881        $ 1,672,371     $ 19,337,713
                                        ===================================================================


                                             AAF - Growth
                                         ----------------

INVESTMENT INCOME:
   Income
      Dividends                             $ 1,917,611
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)           (9,131,179)
                                        ----------------
NET INVESTMENT INCOME (LOSS)                 (7,213,568)
                                        ----------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                      322,084,192
   Cost of Securities Sold                  264,333,410

                                       ----------------
       Net Gain (Loss)                       57,750,782
   Capital Gain Distributions Received        3,472,838
                                        ---------------

NET REALIZED GAIN (LOSS)                     61,223,620
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Year                         32,720,630
   End of Year                               96,484,014
                                        ---------------

NET UNREALIZED GAIN (LOSS)                   63,763,384
                                        ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                       $ 117,773,436
                                       ================
--------------------------------------------------------------------------------
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1 STAGECOACH

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                   LAT-U.S.
                                                                                                                   Gov't. Asset
                                                                          Total                                     Allocation
                                                            Year Ended       Year Ended              Year Ended           Year Ended
                                                          Dec. 31, 1997   Dec. 31, 1996            Dec. 31, 1997       Dec. 31, 1996

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                        $ (13,312,074)   $       (17,727,288)         $ 797,703          $ 350,664
     Net Realized Gain (Loss)                              419,832,475            212,811,235             50,377              6,224
     Net Unrealized Gain (Loss) On Investments             167,471,112            114,852,381            294,757            (43,629)

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                    573,991,513            309,936,328          1,142,837            313,259

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                  1,154,105,992          1,016,828,264          8,725,232          5,402,789
     Net Transfers Between Sub-accounts                     12,356,644            225,534,747            148,083          3,361,319
     Surrenders                                    $      (219,891,307)          (124,738,797)      $ (1,068,114)        $ (393,293)
                                                      ------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                    946,571,329          1,117,624,214          7,805,201          8,370,815
                                                      ------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,520,562,842          1,427,560,542          8,948,038          8,684,074

NET ASSETS:
     Beginning of Year                                   3,134,553,188          1,706,992,646            13,493,486       4,809,412
     End of Year                                       $ 4,655,116,030        $ 3,134,553,188          $ 22,441,524    $ 13,493,486
                                                      =============================================================================
                                                      ------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                 LAT - Asset                                 LAT - Growth
                                                                  Allocation                                    & Income
                                                       Year Ended           Year Ended           Year Ended            Year Ended
                                                       Dec. 31, 1997        Dec. 31, 1996        Dec. 31, 1997         Dec. 31, 1996

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                        $ 2,648,581            $ 1,539,807 $            (125,473)         $ 15,169
     Net Realized Gain (Loss)                              8,915,566              2,776,389             4,564,908           959,466
     Net Unrealized Gain (Loss) On Investments             1,052,849               (277,461)            2,424,999         3,113,680
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                   12,616,996              4,038,735             6,864,434         4,088,315
                                                     -------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                   30,933,825             25,843,160            29,096,045         16,654,916
     Net Transfers Between Sub-accounts                   (4,054,519)            (1,308,047)            5,029,519         2,854,142
     Surrenders                                         $ (4,795,947)          $ (2,155,712)         $ (2,429,416)     $ (1,101,157)
                                                      ------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                   22,083,359             22,379,401            31,696,148        18,407,901

                                                  ----------------------------------------------------------------------------------
                                                  ----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   34,700,355             26,418,136            38,560,582        22,496,216

NET ASSETS:
     Beginning of Year                                    51,766,046             25,347,910            33,342,826        10,846,610
     End of Year                                        $ 86,466,401           $ 51,766,046          $ 71,903,408      $ 33,342,826
                                          ==========================================================================================

--------------------------------------------------------------------------------

                                                                       LAT - Money                             AST
                                                                        Market                             JanCap Growth
                                                            Year Ended             Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1997          Dec. 31, 1996     Dec. 31, 1997      Dec. 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                          $ 560,451              $ 305,004 $         (15,731,$33)       (8,457,292)
     Net Realized Gain (Loss)                                      0                    224           219,749,234        84,920,587
     Net Unrealized Gain (Loss) On Investments                     0                      0            61,121,436        64,539,962
                                                ------------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                      560,451                305,228           265,138,837       141,003,257
                                           -----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

     Transfers of Annuity Fund Deposits                   24,560,389             16,416,163           357,518,408       235,255,068
     Net Transfers Between Sub-accounts                  (20,755,493)            (8,189,812)           53,165,095       107,524,396
     Surrenders                                         $ (2,246,100)          $ (1,406,631)        $ (65,442,768)    $ (30,452,751)
                                            ----------------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                    1,558,796              6,819,720           345,240,735       312,326,713
                                            ----------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    2,119,247              7,124,948           610,379,572       453,329,970

NET ASSETS:

     Beginning of Year                                    12,638,614              5,513,666           878,870,094       425,540,124
     End of Year                                        $ 14,757,861           $ 12,638,614       $ 1,489,249,666     $ 878,870,094
                                          ==========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                       AST - PIMCO                                  AST - PIMCO
                                                                    Total Return Bond                          Limited Maturity Bond
                                                       Year Ended             Year Ended            Year Ended            Year Ended
                                                   Dec. 31, 1997          Dec. 31, 1996          Dec. 31, 1997         Dec. 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                        $ 8,265,040            $ 1,773,137           $ 6,888,549 $      (1,939,107)
     Net Realized Gain (Loss)                              3,421,289             10,300,551             1,691,132         1,911,802
     Net Unrealized Gain (Loss) On Investments            25,384,092             (3,650,525)            5,817,081         5,020,087

                                          ------------------------------------------------------------------------------------------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                   37,070,421              8,423,163            14,396,762         4,992,782
                                         -------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                  144,822,399            130,563,351            82,870,960        89,566,304
     Net Transfers Between Sub-accounts                   47,516,207              4,424,850            (1,494,098)      (37,919,850)
     Surrenders                                        $ (24,446,295)         $ (14,513,344)        $ (14,996,389)    $ (12,088,981)
                                        --------------------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                  167,892,311            120,474,857            66,380,473        39,557,473


TOTAL INCREASE (DECREASE) IN NET ASSETS                  204,962,732            128,898,020            80,777,235        44,550,255

NET ASSETS:
     Beginning of Year                                   343,555,100            214,657,080           200,747,783       156,197,528
     End of Year                                       $ 548,517,832          $ 343,555,100         $ 281,525,018      $ 200,747,783
                                          ==========================================================================================

--------------------------------------------------------------------------------

                                                              AST - Founders Capital                            AST - INVESCO
                                                                      Appreciation                            Equity Income
                                                            Year Ended             Year Ended       Year Ended            Year Ended
                                                          Dec. 31, 1997          Dec. 31, 1996     Dec. 31, 1997       Dec. 31, 1996

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                     $   (3,269,734)            (1,364,713)          $ 235,159            $ 21,908
     Net Realized Gain (Loss)                              5,344,067             22,028,365            51,219,443        17,777,044
     Net Unrealized Gain (Loss) On Investments            10,296,041             (1,534,952)           33,592,279        19,057,807

                                            ---------------------------------------------------------------------------------------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                   12,370,374             19,128,700            85,046,881        36,856,759

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                   69,525,280             62,459,429           146,350,336       102,080,456
     Net Transfers Between Sub-accounts                  (20,261,235)            42,743,926            35,938,270        38,298,065
     Surrenders                                        $ (11,292,844)          $ (6,133,359)        $ (24,646,531)    $ (12,612,263)
                                           -----------------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                   37,971,201             99,069,996           157,642,075       127,766,258

TOTAL INCREASE (DECREASE) IN NET ASSETS                   50,341,575            118,198,696           242,688,956       164,623,017

NET ASSETS:
     Beginning of Year                                   203,096,326             84,897,630           335,828,184       171,205,167
     End of Year                                       $ 253,437,901          $ 203,096,326         $ 578,517,140     $ 335,828,184
                                          ==========================================================================================

--------------------------------------------------------------------------------

                                                                   AST - T. Rowe Price                          AST - Berger
                                                                  International Equity                         Capital Growth
                                                            Year Ended             Year Ended         Year Ended          Year Ended
                                                          Dec. 31, 1997        Dec. 31, 1996        Dec. 31, 1997      Dec. 31, 1996

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                     $   (4,185,495)            (2,499,389)           (2,181,454)       (1,158,856)
     Net Realized Gain (Loss)                             48,546,127              3,665,748            15,106,712         11,800,508
     Net Unrealized Gain (Loss) On Investments           (42,688,261)            32,199,698             6,412,455           (62,122)
                                          ------------------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                   1,672,371             33,366,057            19,337,713          10,579,530

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                 113,487,492            119,850,340            45,571,232         60,915,574
     Net Transfers Between Sub-accounts                 (34,286,178)            54,555,193            (8,116,215)        23,004,085
     Surrenders                                       $ (20,827,250)         $ (12,524,490)         $ (8,811,236)      $ (5,328,150)
                                         -------------------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                  58,374,064            161,881,043            28,643,781         78,591,509
                                       ---------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  60,046,435            195,247,100            47,981,494         89,171,039

NET ASSETS:
     Beginning of Year                                  381,615,072            186,367,972           133,801,373         44,630,334
     End of Year                                      $ 441,661,507          $ 381,615,072         $ 181,782,867      $ 133,801,373

--------------------------------------------------------------------------------

                                                                           AAF
                                                                         Growth
                                                            Year Ended             Year Ended
                                                          Dec. 31, 1997          Dec. 31, 1996

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                     $           (7,213,568)            (6,313,620)
     Net Realized Gain (Loss)                                     61,223,620             56,664,327
     Net Unrealized Gain (Loss) On Investments                    63,763,384             (3,510,164)

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                          117,773,436             46,840,543

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                          100,644,394            151,820,714

     Net Transfers Between Sub-accounts                          (40,472,792)            (3,813,520)
     Surrenders                                                $ (38,888,417)         $ (26,028,666)
                                               -------------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           21,283,185            121,978,528
                                               ------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          139,056,621            168,819,071

NET ASSETS:
     Beginning of Year                                           545,798,284            376,979,213
     End of Year                                               $ 684,854,905          $ 545,798,284
                                                         ==============================================

American Skandia Life Assurance Corporation
Variable Account B - Class 1 Stagecoach

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------


1.   ORGANIZATION

     American Skandia Life Assurance Corporation Variable Account B - Class 1 Stagecoach (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia" or "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations September 20, 1988.

     As of December 31, 1997 the Account consisted of forty-eight sub-accounts. These financial statements report on the twelve sub-accounts offered in American Skandia's Stagecoach Variable Annuity and Stagecoach Variable Annuity Plus. Each of the twelve sub-accounts invests only in a single corresponding portfolio of either the Life & Annuity Trust, the American Skandia Trust or The Alger American Fund. Wells Fargo Bank N.A. is the investment manager for the Life & Annuity Trust, while Wells Fargo Nikko Investment Advisors serves as a sub-advisor for the U.S. Government Allocation Fund and Asset Allocation Fund. American Skandia Investment Services, Incorporated is the investment manager for American Skandia Trust, while Janus Capital Corporation, T. Rowe Price Associates, Inc., Founders Asset Management, Inc., INVESCO Trust Company, Pacific Investment Management Company and Berger Associates are the sub-advisors. Fred Alger Management, Inc. is the advisor for The Alger American Fund. The investment advisors are paid fees for their services by the respective Trusts.



2.   VALUATION OF INVESTMENTS

     The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.
3.   ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   INCOME TAXES

     American Skandia does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account, therefore, no charges for federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

     Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes change.


5.    DIVERSIFICATION REQUIREMENTS

      Under the provisions of Section 817(h) of the Internal Revenue Code a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period in which the investments, on which the contract is based, are not adequately diversified. American Skandia believes the Account satisfies the current regulations, and the Company intends that the Account will continue to meet such requirements.

American Skandia Life Assurance Corporation
Variable Account B - Class 1 Stagecoach

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

6.    CONTRACT CHARGES

     The following contract charges are paid to American Skandia which provides administrative services to the account:

      Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of 1.25% of the net assets.

     Administrative Fees - Charged daily against the Account at an annual rate of .15% of the net assets. A maintenance fee of $30 per contractowener account is deducted at the end of each contract year and on surrender.

     Contingent Deferred Sales Charges are computed as set forth in the Stagecoach Variable Annuity prospectus and the Stagecoach Variable Annuity Plus prospectus. These charges may be imposed on the full, or partial surrender of certain contracts. There is no contingent deferred sales charge if all premiums were received at least seven complete years prior to the date of the full or partial surrender.

7.    YEAR 2000 COMPLIANCE (UNAUDITED)

     The Company's internally developed systems were designed from the start with the correct four digit date fields. As a result, few technical problems related to the year 2000 are anticipated. In addition, the Company is working with external business partners and software providers to request and review their year 2000 compliance status and plans. Any new, externally developed software and all new service providers are evaluated for year 2000 compliance before contracted.

     Full internal compliance is anticipated by September 1998, followed by continuous evaluation of internal systems, external business partners and software providers until the year 2000.
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1 STAGECOACH

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


8.   CHANGES IN THE UNITS OUTSTANDING


                                         -----------------------------------------------------------
                                               LAT-U.S. Gov't.                  LAT-Asset
                                               Asset Allocation                Allocation
                                         -----------------------------------------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended
                                         Dec. 31, 1997 Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996
                                         -----------------------------------------------------------
Units Outstanding Beginning of the Year      1,173,664        428,889      3,700,609      1,991,150
Units Purchased                                732,793        446,787      2,024,055      1,876,191
Units Transferred Between Sub-accounts          16,352        329,289       (246,553)       (17,023)
Units Surrendered                              (80,799)       (31,301)      (291,895)      (149,709)
                                         -----------------------------------------------------------
                                         ===========================================================
Units Outstanding End of the Year            1,842,010      1,173,664      5,186,216      3,700,609
                                         ===========================================================


                                                  LAT-Growth                    LAT-Money
                                                   & Income                      Market
                                         -----------------------------------------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended
                                         Dec. 31, 1997 Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996
                                         -----------------------------------------------------------
Units Outstanding Beginning of the Year      2,096,545        823,247      1,157,342        521,291
Units Purchased                              1,668,486      1,099,567      2,187,695      1,497,200
Units Transferred Between Sub-accounts         273,711        245,781     (1,864,507)      (806,761)
Units Surrendered                             (130,823)       (72,050)      (175,696)       (54,388)
                                         -----------------------------------------------------------
                                         ===========================================================
Units Outstanding End of the Year            3,907,919      2,096,545      1,304,834      1,157,342
                                         ===========================================================


                                                     AST                     AST-PIMCO Total
                                                JanCap Growth                  Return Bond
                                         -----------------------------------------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended
                                         Dec. 31, 1997 Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996
                                         -----------------------------------------------------------
Units Outstanding Beginning of the Year     46,779,164     28,662,737     29,921,643     19,061,840
Units Purchased                             15,973,271     13,114,420     12,095,654     11,344,772
Units Transferred Between Sub-accounts       2,439,689      6,648,500      4,027,450        689,727
Units Surrendered                           (2,705,822)    (1,646,493)    (1,946,711)    (1,174,696)
                                         -----------------------------------------------------------
                                         ===========================================================
Units Outstanding End of the Year           62,486,302     46,779,164     44,098,036     29,921,643
                                         ===========================================================


                                                  AST-PIMCO                   AST-Founders
                                            Limited Maturity Bond         Capital Appreciation
                                         -----------------------------------------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended
                                         Dec. 31, 1997 Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996
                                         -----------------------------------------------------------
Units Outstanding Beginning of the Year     18,894,375     15,058,644     12,282,211      6,076,373
Units Purchased                              7,494,640      8,373,371      4,218,093      3,861,301
Units Transferred Between Sub-accounts        (100,195)    (3,519,513)    (1,241,937)     2,701,906
Units Surrendered                           (1,280,510)    (1,018,127)      (595,639)      (357,369)
                                         -----------------------------------------------------------
                                         ===========================================================
Units Outstanding End of the Year           25,008,310     18,894,375     14,662,728     12,282,211
                                         ===========================================================


                                                 AST-INVESCO                   AST-T. Rowe
                                                Equity Income          Price International Equity
                                         -----------------------------------------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended
                                         Dec. 31, 1997 Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996
                                         -----------------------------------------------------------
Units Outstanding Beginning of the Year     23,592,226     13,883,712     32,628,595     17,935,251
Units Purchased                              8,977,974      7,302,485      9,274,838     10,259,617
Units Transferred Between Sub-accounts       2,263,991      3,284,543     (2,510,182)     5,502,860
Units Surrendered                           (1,413,917)      (878,514)    (1,608,825)    (1,069,133)
                                         -----------------------------------------------------------
                                         ===========================================================
Units Outstanding End of the Year           33,420,274     23,592,226     37,784,426     32,628,595
                                         ===========================================================


                                                  AST-Berger
                                                Capital Growth                 AAF-Growth
                                         -----------------------------------------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended
                                         Dec. 31, 1997 Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996
                                         -----------------------------------------------------------
Units Outstanding Beginning of the Year      9,563,858      3,658,836     15,666,357     12,092,291
Units Purchased                              2,991,384      4,305,448      2,460,916      4,426,269
Units Transferred Between Sub-accounts        (727,315)     1,897,297     (1,327,006)      (110,018)
Units Surrendered                             (534,128)      (297,723)      (945,697)      (742,185)
                                         -----------------------------------------------------------
                                         ============================================
Units Outstanding End of the Year           11,293,799      9,563,858     15,854,570     15,666,357
                                         ===========================================================